STATEMENT OF ADDITIONAL INFORMATION


                          NATIONS FUND PORTFOLIOS, INC.
                          Nations Emerging Markets Fund
                           Nations Pacific Growth Fund
                      Nations Global Government Income Fund


                               NATIONS FUND, INC.
                               Nations Prime Fund
                              Nations Treasury Fund
                           Nations Equity Income Fund
                       Nations Government Securities Fund
                        Nations International Equity Fund
                        Nations International Growth Fund
                        Nations International Value Fund
                        Nations Small Company Growth Fund
                        Nations U.S. Government Bond Fund


                               NATIONS FUND TRUST
                      Nations Government Money Market Fund
                             Nations Tax Exempt Fund
                               Nations Value Fund
                           Nations Capital Growth Fund
                          Nations Emerging Growth Fund
                            Nations Equity Index Fund
                           Nations Managed Index Fund
                       Nations Managed SmallCap Index Fund
                        Nations Managed Value Index Fund
                    Nations Managed SmallCap Value Index Fund
                      Nations Marsico Growth & Income Fund
                      Nations Marsico Focused Equities Fund
                         Nations Disciplined Equity Fund
                          Nations Balanced Assets Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Diversified Income Fund
                       Nations Strategic Fixed Income Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund
                    Nations Intermediate Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                       Nations Georgia Municipal Bond Fund
                Nations Maryland Intermediate Municipal Bond Fund
                      Nations Maryland Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
                   Nations North Carolina Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
                   Nations South Carolina Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                      Nations Tennessee Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                        Nations Texas Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund
                      Nations Virginia Municipal Bond Fund

                INVESTOR SHARES, PRIMARY SHARES AND DAILY SHARES
                                 August 1, 1998

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed forty nine investment portfolios of Nations Fund Portfolios, Inc., Nations Fund, Inc., and Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1998 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                              TABLE OF CONTENTS

                                                                            Page

INTRODUCTION ...............................................................   1


ADDITIONAL INFORMATION ON FUND INVESTMENTS .................................   2
     General ...............................................................   2
     Additional Investment Limitations .....................................   2
     Asset-Backed Securities ...............................................   7
     Borrowings ............................................................   9
     Commercial Instruments ................................................  10
     Combined Transactions .................................................  10
     Convertible Securities ................................................  11
     Corporate Debt Securities .............................................  11
     Custodial Receipts ....................................................  12
     Currency Swaps ........................................................  12
     Delayed Delivery Transactions .........................................  12
     Dollar Roll Transactions ..............................................  13
     Equity Swap Contracts .................................................  13
     Foreign Currency Transactions .........................................  14
     Futures, Options and Other Derivative
         Instruments .......................................................  15
     Risk Factors Associated with Futures and Options Transactions .........  21
     Guaranteed Investment Contracts .......................................  23
     Insured Municipal Securities ..........................................  24
     Interest Rate Transactions ............................................  24
     Lower Rated Debt Securities ...........................................  24
     Municipal Securities ..................................................  25
     Options on Currencies .................................................  43
     Other Investment Companies ............................................  43
     Participation Interests and Company Receipts ..........................  43
     Real Estate Investment Trusts .........................................  43
     Repurchase Agreements .................................................  44
     Reverse Repurchase Agreements .........................................  44
     Securities Lending ....................................................  44
     Short Sales ...........................................................  45
     Special Situations ....................................................  45
     Stand-by Commitments ..................................................  45
     Stripped Securities ...................................................  46
     U.S. and Foreign Bank Obligations .....................................  46
     U.S. Government Obligations ...........................................  47
     Use of Segregated and Other Special Accounts ..........................  47
     Variable and Floating Rate Instruments ................................  48
     Warrants ..............................................................  48
     When-Issued Purchases and Forward Commitments .........................  49

NET ASSET VALUE ............................................................  49
     Purchases and Redemptions .............................................  49
     Investment Strategy ...................................................  50
     Money Market Funds ....................................................  50
     Non-Money Market Funds ................................................  50
     Exchanges .............................................................  51

DESCRIPTION OF SHARES ......................................................  52
     Dividends and Distributions of NFI ....................................  52

     Dividends and Distributions of NFP ....................................  53
     Dividends and Distributions of NFT ....................................  53

ADDITIONAL INFORMATION CONCERNING TAXES ....................................  54
     General ...............................................................  54
     Excise Tax ............................................................  55
     Private Letter Ruling .................................................  55
     Taxation of Fund Investments ..........................................  55
     Foreign Taxes .........................................................  56
     Capital Gain Distribution .............................................  57
     Other Distributions ...................................................  57
     Disposition of Fund Shares ............................................  57
     Federal Income Tax Rates ..............................................  57
     Corporate Shareholders ................................................  58
     Foreign Shareholders ..................................................  58
     Backup Withholding ....................................................  58
     Tax Deferred Plans ....................................................  58
     Special Tax Consideration .............................................  59
     Other Matters .........................................................  61

FUND TRANSACTIONS AND BROKERAGE ............................................  61
     General Brokerage Policy ..............................................  61

BROKERAGE COMMISSIONS ......................................................  63
     Section 28(e) Standards ...............................................  64

DIRECTORS AND OFFICERS .....................................................  65
     Nations Funds Retirement Plan .........................................  68
     Nations Funds Deferred Compensation Plan ..............................  68
     Compensation Table ....................................................  69
     Shareholder and Trustee Liability .....................................  70

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS ....................................................  70
     The Companies and Their Common Stock ..................................  70
     Investment Adviser ....................................................  72
     Advisory Fees .........................................................  75
     Sub-Advisory Fees .....................................................  79
     Investment Styles .....................................................  81
     Administrator, Co-Administrator and Sub-Administrator .................  87
     Distribution Plans and Shareholder Servicing
         Arrangements for Investor Shares ..................................  93
     Fees Paid Pursuant to Shareholder Servicing/
         Distribution Plans - Investor A Shares ............................ 102
     Fees Paid Pursuant to Distribution Plan
         Investor B Shares - Money Market Funds ............................ 103
     Investor-C Shares - Money Market Funds
         Investor B Shares - Non-Money Market Funds ........................ 105
     Shareholder Servicing Agreements-Money Market Funds
         (Primary B Shares) ................................................ 108
     Shareholder Administration Plan-Non-Money Market Funds
         (Primary B Shares) ................................................ 108
     Expenses .............................................................. 109
     Transfer Agents and Custodians ........................................ 110

DISTRIBUTOR ................................................................ 110

INDEPENDENT ACCOUNTANTS AND REPORTS ........................................ 111

COUNSEL .................................................................... 111

ADDITIONAL INFORMATION ON PERFORMANCE ...................................... 111
     Yield Calculations .................................................... 111
     Total Return Calculations ............................................. 121

MISCELLANEOUS .............................................................. 135
     Certain Record Holders ................................................ 135

SUITABILITY OF NATIONS TREASURY FUND FOR
INVESTMENT BY MUNICIPAL INVESTORS .......................................... 165

SCHEDULE A - Description of Ratings ........................................ A-1

SCHEDULE B - Additional Information Concerning Options &
Futures .................................................................... B-1

SCHEDULE C - Additional Information Concerning Mortgage
Backed Securities .......................................................... C-1

                                 INTRODUCTION

       Nations Fund Portfolios, Inc. ("NFP"), Nations Fund, Inc. ("NFI") and Nations Fund Trust ("NFT") (individually a "Company", and collectively, the "Companies") are mutual funds. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the mutual fund being considered for investment. This information about each Company is included in various Prospectuses.

      NFP currently consists of three different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), Nations Pacific Growth Fund (the "Pacific Growth Fund") and Nations Global Government Income Fund (the "Global Government Income Fund") (each, a "Fund" and collectively, the "NFP Funds").

      NFI currently consists of nine different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Prime Fund (the "Prime Fund") and Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Growth Fund (the "Small Company Growth Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund"), Nations International Equity Fund (the "International Equity Fund"), Nations International Growth Fund (the "International Growth Fund") and Nations International Value Fund (the "International Value Fund").

      NFT currently consists of thirty-seven different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds") and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"), Nations Marsico Growth & Income Fund (the "Marsico Growth & Income Fund"), Nations Marsico Focused Equities Fund (the "Marsico Focused Equities Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the "State Intermediate Municipal Bond Funds". The

Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal Bond Funds".

      The NFI Money Market Funds and the NFT Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFP, NFI and NFT are referred to as "Non-Money Market Funds". The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B, Investor C, and Daily Shares are referred to as "Investor Shares."

      NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to the International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to the U.S. Government Bond Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Fund. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore, Boatmen's, Brandes and/or Marsico Capital as the context may require.

      This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in Primary Shares or Investor Shares should be made without first reading the related Prospectuses.



                  ADDITIONAL INFORMATION ON FUND INVESTMENTS

GENERAL

      Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "About the Funds--Objectives." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "About the Funds--How Objectives Are Pursued" and "Appendix A--Portfolio Securities." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

ADDITIONAL INVESTMENT LIMITATIONS

      Significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued - Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- "The Company and Its Common Stock" in this SAI), each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

      In addition, as a matter of fundamental policy, the Small Company Growth Fund and the Government Bond Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations.
      For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Growth Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

      In addition, as a matter of fundamental policy, the International Value Fund may not:

1. In general, purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. In general, act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

5. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

6.    Purchase securities of companies for the purpose of exercising control.

7. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, with respect to the Fund, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

8. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i);
      (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

9. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts, financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts, currencies and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11. In general, purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; and the Fund may enter into foreign currency contracts and related options to the extent permitted by its investment objective and polices.


      In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. No Fund will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. No Money Market Fund may purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

6. No Fund will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and
      Section 4(2) of the

      Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10. No Fund will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

11. No Fund will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      As a matter of non-fundamental policy, the Small Company Growth Fund and Government Bond Fund may not:

1. Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

In addition, as a matter of non-fundamental policy, the Government Bond Fund may not:

1.    Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

2. Purchase securities of issuers restricted as to disposition if the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

      For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

      For purposes of the foregoing fundamental and non-fundamental limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Funds.

      Pursuant to a fundamental investment restriction (see "How Objectives are Pursued" "Investment Limitations" in the Companies' Prospectuses), the Companies do not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Companies currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Companies to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

      For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

      Additional information on the particular types of securities in which certain Funds may invest is set forth below.

ASSET-BACKED SECURITIES

      IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

      The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

      The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S.
Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

      A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

      NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

      While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BORROWINGS

      NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1998.

COMMERCIAL INSTRUMENTS

      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated

Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are
(i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

      Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

      Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

      Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

      Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

CONVERTIBLE SECURITIES

      Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

      Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

      The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

      Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

      Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

      Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

      Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

      If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

      Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

      Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

       The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

      As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

      FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      STOCK INDEX FUTURES CONTRACTS. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      OPTIONS ON FUTURES CONTRACTS. As described in the Prospectuses, an option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

      OPTIONS AND FUTURES STRATEGIES. As described in the Prospectuses, the Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

      WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

      PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a

Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

      The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

GUARANTEED INVESTMENT CONTRACTS

      Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

      A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

      A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

      Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

      Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

      The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

      Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

      Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

      While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

      Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

      The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

      GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

      Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

      The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

      In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

      The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

      Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

      The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

      FLORIDA. Florida is the fourth most populous state with an estimated 1997 population of 14,700,000. By the year 2000, population will likely exceed 15.5 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on a global character. Trade and tourism have become international and this has fueled foreign retirement migration. The character and dynamism of Florida has changed considerably in recent decades and the state is considered a bellwether indicator for the health of national economic trends.

      The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its eighth year of economic expansion, population growth in Florida exceeds 250,000 per year.

      The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which, today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1997, real property values exceed $724 billion. Residential property values account for over $400 billion in value. Despite the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values still account for 17 percent of Florida property values as they did a decade ago. There is now over $100 billion in real property value in commercial and industrial properties in Florida.

      One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the state. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 20 percent from 1985-1994, Florida's value of defense contracts has increased 12 percent to nearly $6 billion over the same period.

      With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita State debt remains well below the national average. In 1996, the outstanding state debt, among all states, was $1,690 per capita compared with $1,077 in Florida.

      The Growth Management Act of 1985 and the concurrency rule has affected Florida's economic growth and development in some regions of the state and could continue to impact the economy in the future. In addition, the location of new development will be more carefully scrutinized with respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the state with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced ten years subject to growth management rules, it appears that The Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other state funded environmental land preservation programs.

      At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

      Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one-third of the state's population. Hurricane Andrew struck South Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. Other factors helping to diminish agriculture locally include environmental preservation efforts in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1996, Florida led the nation in housing starts. The demand for new single and multi-family homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Naples, in southwest Florida, led the nation in the highest per capita number of building permits. Ongoing redevelopment in downtown Jacksonville and the new construction of public schools in the Orlando area, for instance, are worthy examples of infrastructure meeting the demands of increasing population.

      In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the state because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. More recently improved infrastructure and access in Southwest Broward has fueled development there.

      Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has begun building its tenth public university in Lee County, near the Fort Myers airport. The university will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

      Central Florida is a premier world-class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the Central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services section. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has began to expand its motion picture and theme park facilities. Disney World has also financed and begun construction of its fourth theme park covering 500 acres and adjacent residential and commercial developments. Strong growth in tourism and large land areas available for expansion suggest this region will lead the state in population growth through the end of the century. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation home owners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in Southwest and Southeast Florida. There were over 37 million visitors to the Orlando market in 1977.

      North Florida is rural in many areas. Jacksonville is the major city in North Florida. The local economy is dominated by the logging and paper industries, defense and retirement. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid-1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the state, population growth from national retirement migration sources are increasing.

      The Florida Panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This areas of the state has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the state is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

      In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

      General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

      Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

      A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

      The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

      When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

      In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

      Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

      At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

      The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

      State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

      All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

      Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

      Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

      The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

      Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

      Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

      The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

      GEORGIA. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even through the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

            "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

      The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year . . . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

      There are debt limitations provided under Article VII, Section IV, Paragraph II(b)-(e) of the Georgia Constitution which essentially provide that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

      The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

      Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

      The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended and approved by the Georgia General Assembly. On June 30, 1996 the state had a revenue shortfall reserve fund of $313,385,534. Total net revenue collections for the fiscal year ended on June 30, 1996 were $11,166,835,592, which represented a 8.3890 increase over fiscal year 1995 collections of $10,303,573,061. Additionally, Georgia received $558,473,887 in revenue from the Georgia Lottery Corporation in fiscal year 1996; all lottery revenues are earmarked for educational expenditures.

      Georgia has a very bright economic future highlighted by a $3 billion stimulus to the economy which occurred by reason of Atlanta's hosting of the 1996 Summer Olympic Games. Manufacturing activity, particularly in the textile, apparel and carpet sectors, has increased dramatically as a result of increased home building. The real estate/construction industry is thriving and has emerged from a recession that had been caused by over-building of commercial office space and industrial parks in the late 1980s. In recent years, Georgia has enjoyed the economic stimulus caused by a number of major corporate relocations led by United Parcel Service of America, Inc. and Holiday Inn Worldwide. In 1996, Paragon Trade Brands, Inc., moved its headquarters to Atlanta from Seattle, Washington.

      On December 6, 1994, the United States Supreme Court reversed the Georgia Supreme Court's decision in Reich v. Collins, 263 Ga. 602 (1993) and held that Georgia resident federal retirees were entitled to refunds of pre-1989 taxes on federal retirement pension benefits. In response, the Governor signed H.B. 90 on February 1, 1995, permitting federal retirees who file timely claims to receive refunds for such taxes for tax years 1985-1988. Total potential liability is approximately $110,000,000 which is now being paid in four equal annual installments, the first of which occurred on October 15, 1995. The Reich case has now been dismissed.

      On August 2, 1995, a petition was filed in Dekalb County Superior Court (Civil Action File No. 95-10114-4) by the Lombard Corporation against Marcus Collins, Commissioner of the Georgia Department of Revenue, and Tom Scott, Tax Commissioner for Dekalb County. This petition attacked the constitutionality of the Georgia intangibles tax and sought a refund for previously paid intangibles taxes. During the 1996 Session of the Georgia General Assembly, the Georgia intangibles tax was legislatively repealed. On November 5, 1996, a constitutional amendment was approved by the voters of Georgia, which also repealed the intangibles tax, retroactively effective to January 1, 1996.

      There have been two other cases filed seeking refunds of the intangibles tax, Charles Pero v. T. Jerry Jackson, Civil Action No. E-47722, and Jack W. Shemaria v. T. Jerry Jackson, Civil Action No. 96-11005-4. Regardless of the outcome of these refund cases, the financial impact on the State of Georgia will be marginal since the intangibles taxes were paid to city and county governments and local boards of education, which historically received approximately $40 million per year in intangibles tax revenues.

      The above-referenced information is based on available public documents and oral representations made by officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases, as well as representations made as "Significant Contingent Liabilities" provided in the Official Statement dated April 1, 1997 for the issuance of $307,195,000 General Obligation Bonds (1997-A) by the State of Georgia.

      MARYLAND. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

      The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

      The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

      When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; it is currently estimated to be $1.0 million. At its December 12, 1995, meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. The Governor has proposed a plan to address this change that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million; (3) transfer from the Revenue Stabilization Account of $18 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $500 million.

      1997 Budget--On April 3, 1996, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $2.9 billion in aid to local governments (reflecting a $121.5 million increase over fiscal year 1996 that provides for increases in education, health and police aid); and (v) $13.2 million in general fund deficiency appropriations.

      Legislation enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $29 million ($19.5 million general funds) are incorporated into the fiscal year 1997 Budget. The legislation establishes a decentralized personnel management system, replacing the classified and unclassified services with skilled, professional, management, and executive services; a pay for performance plan; and early retirement during fiscal year 1997 for certain groups of employees. The welfare reform legislation limits welfare recipients to 60 months of cumulative cash assistance and requires adults to be in a State-defined work activity in order to receive more than 24 months of benefits; federal permission must be obtained before the new welfare program can be implemented. The Medicaid reform authorized the establishment of a mandatory managed care program for Medicaid recipients (consistent with federal law or federal waivers). The legislation requires managed care organizations to meet certain performance, access, and quality standards; it is anticipated the organizations will be paid prospectively.

      The operating budget is to be funded with $7,412 million in general funds, $4,112 million in special and higher education funds, and $3,117 million in federal funds.

      The State's fiscal year 1997 capital program is to be funded with $400 million in general obligation bonds (net of $12.1 million of prior year authorizations to be deauthorized), $66.8 million general funds appropriated in the operating budget, $1,297 million in special and federal funds (of which $1,099 million is appropriated to the Department of Transportation, including $71 million for infrastructure improvements related to the construction of Redskins Stadium in Prince George's County) and $69.8 million in revenue bonds other than those issued by the Department of Transportation. The general obligation bond financed program includes $229 million for education, $23 million for the environment, $41 million for business and job creation, $41 million for public safety, and $63 million for various other projects.

      Based on the 1997 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997, will be approximately $0.8 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997, will be $465 million.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      NORTH CAROLINA. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

      The State of North Carolina is the tenth most populous state. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in December 1997 was 3.6%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

      The ending fund balance for the State's General Fund at June 30, 1997 was $1,307.5 million. The growth in tax and other revenues exceeded expectations since that date which, with existing reserves, provides sufficient funds to pay intangibles tax refunds required by the Fulton case described below and the income tax refunds required by the Bailey case described below. The budget for the fiscal year ending June 30, 1998 projects an ending General Fund balance of $622.2 million.

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

      Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

      Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

      Bailey case. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits.

      Patton case. Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid since 1989 on federal government retirement benefits.

      On May 8, 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired federal, state and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order signed in which the State will pay a total of $799 million with $400 million to be paid beginning as early as July 1998 and the balance by July 1999.

      Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in May, 1995, and the court issued an order in favor of the plaintiffs. In April of 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the State's retirement system. The plaintiffs also have filed actions in federal court asserting the same claims, along with claims for violations of constitutional rights in the taxation of disability benefits.

      Smith case. This class action is related to litigation in Fulton v. Faulkner brought by a single taxpayer and decided by the United States Supreme Court in 1996 which held that certain intangibles taxes previously collected by the State of North Carolina on intangible personal property were unconstitutional. In 1995, the Smith class action was commenced on behalf of all taxpayers who had complied with the refund requirements of the North Carolina statute who would be entitled to refunds if Fulton prevailed on its refund claim. A second group of plaintiffs was added consisting of taxpayers who paid the intangibles tax but failed to comply with the tax refund statute. Refunds were ordered for those plaintiffs who had complied with the requirements of the North Carolina tax refund statute and the court dismissed the claims of those who had not complied. Refunds totaling approximately $120 million have been paid with interest. The appeal of the plaintiffs who did not comply with the tax refund statute is pending in the North Carolina Court of Appeals. A separate class action was filed in January 1998 on behalf of the plaintiffs who did not comply with the tax refund requirements.

      Fulton case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on the grounds that it violates the U.S. Constitution's commerce clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that paid the tax on stock it owned in companies that did all or part of their business outside the State. Plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in such corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year; however, the North Carolina Supreme Court reversed the Court of Appeals and reinstated the trial court's ruling, which had upheld the tax as constitutional, including the taxable percentage deduction. The plaintiff's petition for certiorari to the U.S. Supreme Court was granted, and on February 21, 1996, the U.S. Supreme Court declared the State's intangibles tax to be unconstitutional under the commerce clause and remanded the case to the North Carolina Supreme Court for its determination of the appropriate remedy for taxes improperly collected in years prior to the repeal of the tax.

      In February of 1997, the North Carolina Supreme Court ruled that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. This action may include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. The estimated cost of paying such refunds is approximately $150 million.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

      SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

      The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

      The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

      The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

      After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

      The State operates on a fiscal year beginning July 1 and ending June 30. For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297,700,000, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly recently passed the Fiscal Year 1997-98 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

      A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Systems' liability in the event of an unfavorable outcome would be approximately $340 million for current retirees, and $800 million for current active members of the South Carolina Retirement System and the Police Officers' Retirement System. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision has been appealed to the State Supreme Court and the State continues to defend its position and believes it is meritorious.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

      Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1997, the State of Tennessee's annual legal debt service limit of $463 million was well above the debt service required of $110 million, with a legal debt service margin of $353 million. Debt per capita equaled $163, and the ratio of net general long-term bonded debt to assessed property valuation was 1.55 percent.

      The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1996-97. During fiscal year 1997, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State also extended coverage under Ten Care to all Tennessee children who do not otherwise have access to health insurance, enhanced all services to children under the newly established Department of Children's Services and continued enhancement of industrial growth and strengthening services for the continued success of the Families First Program of welfare reform.

      The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last twelve years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded three billion in the last two years. The $3.4 billion in announced capital investments in 1996 was the largest year in Tennessee history. This growth created 20,863 new jobs in Tennessee for the year ended June 1997. As of June 1997, the State's unemployment rate was 4.8%, below the national average of 5.6%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1997.

      TEXAS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

      Texas Revised Civil Statutes Article 717k-7(8) prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. On November 4, 1997, Texas voters approved a constitutional amendment pursuant to Proposition 11 in order to add the provisions of Article 717k-7(8) to the Constitution. The State has long been identified with the oil and gas industry, but the Texas economy has diversified, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 10% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas although the rate of growth of goods-producing jobs has been about the same as that of service-producing jobs since 1995. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

      The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively populated areas of the State, with an economy drawing heavily from petroleum production and agriculture.

The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The gulf coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

      In 1997, total nonfarm employment growth was 4.2%. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the past year also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. Oil and gas mining added jobs since the beginning of 1996, but experienced a tapering off in hiring during the last few months of 1997. The State's per capita personal income growth has exceeded the nation's each year since 1989. Per capita personal income has since increased to approximately 91% of U.S. per capita income as of 1997.

      The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1997, the general revenue fund accounted for most of the state's net revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1997. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1993, 1994, 1995, 1996 and 1997, the general revenue fund contained a cash surplus of approximately $1.633 billion, $2.239 billion, $2.110 billion, $2.271 billion and $2.685 billion, respectively.

      VIRGINIA. The Constitution of Virginia, in Section 9 of Article X provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Debt may also be issued by certain authorities and institutions of the Commonwealth.

      Section 9(a) of Article X authorizes general obligation debt to meet certain types of emergencies, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth (subject to limits on the amount and duration of the debt), and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued to meet casual deficits may not exceed thirty percent of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

      Section 9(b) of Article X authorizes general obligation debt for capital projects. The outstanding amount of Section 9(b) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years less the total amounts of bonds outstanding. The amount of Section 9(b) debt that the General Assembly may authorize for the current fiscal year is further limited to 25% of the aggregate Section 9(b) debt limit less Section 9(b) debt authorized in the current and prior three fiscal years. Also, the debt must be authorized by a vote of a majority of the members of each house of the General Assembly and approved in a state-wide election.

      Section 9(c) of Article X authorizes general obligation debt for revenue-producing capital projects. The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years. This debt must be approved by a vote of two-thirds of the members of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

      The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

      Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation increased by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. Various types of Section 9(d) revenue bonds are issued for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from the revenues derived from enterprises related to the operation of financed capital projects.

      The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicting that continuation of the lease is subject to funding by the General Assembly.

      The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly.

      On December 18, 1995, the Governor presented to the General Assembly the Budget Bill for the 1996-98 biennium. The 1996-98 Budget Bill focused on three key areas: education, public safety, and economic development. The Budget Bill provided about $1,4119.9 million in spending increases above the level necessary to continue FY 1996 workloads and costs. Of these increases, $107.2 million resulted from the deposits to the Revenue Stabilization Fund ($66.6 million is scheduled for deposit on June 30, 1997 and an estimated $40.6 million is scheduled for deposit on June 30, 1998). The remainder provided the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, proposed expansion of economic development activities in several areas, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid. The proposed budget included more than $200 million to cover installment payments on the settlement and the recent ruling by the Virginia Supreme Court in favor of retirees who did not settle in the Harper v. Virginia Department of Taxation.

      The 1996 General Assembly Session ended on March 11, 1996. The 1996-98 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1996-98 Budget Bill to the General Assembly for consideration at its one-day reconvened session held on April 17, 1996. The General Assembly re-submitted the 1996-98 Budget Bill, as amended, to the Governor for his final approval. The 1996-98 Budget Bill, as amended, became effective as Chapter 912 of the 1996 Acts of Assembly (the 1996-98 Appropriation
Act) on April 17, 1996.

      The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

      In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

      In a Special Session, the Virginia General Assembly on July 9, 1994 passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of Davis. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payment to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

      On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth will not seek an appeal or rehearing of this decision. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.4 million, including interest earnings. The total cost of refunding all Virginia income taxes paid on federal government pensions was $418.4 million, $340 million for the settlement and $78.4 million as a result of the judgment. Of this total amount, $60 million was paid in March 1995 and $78.4 million was paid in November 1995 leaving a balance to be paid of $280 million.

      Nations Funds believe that the information summarized above describes some of the more significant matters relating to the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in the Commonwealth, other publicly available documents, and oral statements from various state agencies. Nations Funds have not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

OPTIONS ON CURRENCIES

      Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

      In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

PARTICIPATION INTERESTS AND COMPANY RECEIPTS

      The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

      Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

      The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

      To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

      As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

      As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

      Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

      The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

      A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

      The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

      Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

      The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

      Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

      Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

      These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

      Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

      Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

      Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

      U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

      A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

      Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

      In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

      Certain Funds may purchase variable-rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

      The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

      Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

      A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                               NET ASSET VALUE

PURCHASES AND REDEMPTIONS

      See "How To Buy Shares" and "How To Redeem Shares" in the Prospectuses for a complete description of the manner in which shares of the various classes of the Funds may be purchased and redeemed.

      The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. Investors should contact their Selling Agents for details concerning retirement plans.

      The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of a Company not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr's Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

INVESTMENT STRATEGY

      Investing the same dollar amount at regular intervals is an investment strategy known as Dollar Cost Averaging. Using this strategy, investors purchase a greater number of shares when the fund's price is low and fewer shares when the price is high. As a result, the average purchase price for shares will be less than their average cost. Dollar Cost Averaging does not provide assurance of making a profit or any guarantee against loss in continually declining markets. Investors should evaluate whether they are able to make regular investments through periods of declining price levels before deciding to use this investment technique.

MONEY MARKET FUNDS

      The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

      Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. NFT's NFI's Board of Directors and NFT's Board of Trustees each have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors/Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Directors/Trustees will promptly consider what action, if any, should be initiated. If the Board of Directors/Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

NON-MONEY MARKET FUNDS

      With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors/Trustees of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

      For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

      A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

EXCHANGES

      By use of the exchange privilege, the holder of Investor Shares, Daily Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

      A Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Companies upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

      The Prospectuses for the Investor Shares and Primary Shares of each Fund describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.

      Primary Shares of the Funds are offered and sold on a continuous basis by the Distributor acting as agent. As stated in the Prospectuses for the Primary Shares, Primary Shares are sold to bank trust departments and other financial institutions (primarily to NationsBank, N.A. ("NationsBank") and its affiliated and correspondent banks) (collectively, "Institutions") acting on behalf of customers maintaining a qualified trust account or relationship at the Institution.

                            DESCRIPTION OF SHARES

      Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

      Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

DIVIDENDS AND DISTRIBUTIONS OF NFI

      NATIONS PRIME AND TREASURY FUNDS. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

      EQUITY INCOME FUND, INTERNATIONAL EQUITY FUND AND INTERNATIONAL GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      GOVERNMENT SECURITIES FUND AND GOVERNMENT BOND FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      SMALL COMPANY GROWTH FUND AND INTERNATIONAL VALUE FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B and Investor C Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares or Primary B Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

DIVIDENDS AND DISTRIBUTIONS OF NFP

      EMERGING MARKETS FUND AND PACIFIC GROWTH FUND. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      GLOBAL GOVERNMENT INCOME FUND. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans, Shareholder Servicing Plan and Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS OF NFT

      Dividends from net investment income are declared and paid monthly by the Capital Growth Fund, the Disciplined Equity Fund, the Managed Index Fund and the Value Fund. The Short-Intermediate Government Fund, the Short-Term Income Fund, the Diversified Income Fund, the Strategic Fixed Income Fund, the NFT Money Market Funds, and the Tax-Free Bond Funds declare dividends daily and pay them monthly. All other NFT Non-Money Market Funds declare and pay dividends from net investment income each calendar quarter.

      MONEY MARKET FUNDS. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30, 1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Funds prorated to a Fund on the basis of its relative net assets. Shares of the Money Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

      NON-MONEY MARKET FUNDS. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

      Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

                   ADDITIONAL INFORMATION CONCERNING TAXES

      The following information supplements and should be read in conjunction with the Prospectus section entitled "Tax Information." The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

      The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, the Funds will not be taxed on net investment income and capital gains distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

      Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which for this purpose, includes net short-term capital gains earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 3 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

      In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

EXCISE TAX

      A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

PRIVATE LETTER RULING

      In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends:

differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

TAXATION OF FUND INVESTMENTS

      Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

      Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

      If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

      Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

      Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

      If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

      If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

      Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

      For tax years beginning after December 31, 1997, an individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

CAPITAL GAIN DISTRIBUTIONS

      Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

OTHER DISTRIBUTIONS

      Although dividends will be declared daily based on each Money Market Fund's and the Government Securities Fund's daily earnings, for Federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

DISPOSITION OF FUND SHARES

      A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

      As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

      Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

FOREIGN SHAREHOLDERS

      Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate if applicable). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding, and beginning in 2000, the Funds will be permitted to estimate the portion of their distributions qualifying as capital gain distributions.

BACKUP WITHHOLDING

      The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies NFT that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Companies could subject the investor to penalties imposed by the IRS.

TAX-DEFERRED PLANS

      The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. A Tax Free Bond Fund, however, is generally not a suitable investment for tax-deferred plans because such plans, which are generally tax exempt, would not gain any benefit from the tax-exempt nature of the Tax Free Bond Fund's dividends. Investors should contact their Selling Agents for details concerning retirement plans.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

      The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (each, a "Tax-Free Bond Fund" and collectively the "Tax-Free Bond Funds") are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

      Each Tax-Free Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

      Not later than 60 days after the close of its taxable year, each Tax-Exempt Bond Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

      In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

      Distributions other than exempt-interest dividends, including distributions of interest in Municipal Securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

      Florida does not impose a personal income tax, but does impose an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year the portfolio of such Fund consists exclusively of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Nations Funds has received a Technical Assistance Advisement from the Florida Department of Revenue confirming the foregoing.

      Although the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund anticipate that the portfolio will exclusively contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year, it may be possible that the portfolio will have a small portion of its assets invested temporarily in assets on such date which are not exempt from Florida's annual intangible personal property tax. In this situation, only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

      The Georgia state intangibles tax was legislatively repealed by action of the General Assembly during the 1996 Session and was also repealed by a constitutional amendment approved by the voters of Georgia on November 5, 1996. The repeal of the Georgia intangibles tax was made retroactively effective to January 1, 1996.

      Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's shareholders who are residents of Maryland must add to their Federal adjusted gross income 50% of their Federal tax preference items (which include interest amounts from private activity bonds) the sum total of which is in excess of $10,000 for an individual return (or $20,000 for a joint return) when determining their Maryland adjusted gross income Shareholders who are nonresidents of Maryland are required to include only those tax preference items that are based on income taxable in Maryland.

      Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

      The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

OTHER MATTERS

      Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                       FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

      Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

      In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

      The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Companies will not give preference to correspondents of NationsBank or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

      Certain affiliates of NationsBank Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). NationsBank or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of NationsBank is a member. NFT has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

      Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

      Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                            BROKERAGE COMMISSIONS
------------------------------------------------------------------------------

                           FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                           ENDED MARCH       ENDED MARCH       ENDED MARCH
          FUND               31,1998           31,1997           31,1996
------------------------------------------------------------------------------
Managed SmallCap Index       143,732       $   54,486.18           --
------------------------------------------------------------------------------
Disciplined Equity           152,295          288,643.86           --
------------------------------------------------------------------------------
Equity Index                 208,604          115,828.91           --
------------------------------------------------------------------------------
Emerging Growth              477,588          554,981.41           --
------------------------------------------------------------------------------
Capital Growth Fund        1,392,418        1,584,909.43           --
------------------------------------------------------------------------------
Managed Index                119,677           24,684.19           --
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Value                      3,142,078        1,784,504.83           --
------------------------------------------------------------------------------
Balanced Assets            1,207,000        1,965,293.04           --
------------------------------------------------------------------------------
Nations Emerging Markets     284,328          207,518.87         192,107.00
------------------------------------------------------------------------------
Nations Pacific Growth       963,416          932,004.34         638,176.00
------------------------------------------------------------------------------
Equity Income              1,111,460        1,083,187.32         578,343.00
------------------------------------------------------------------------------
International Equity       2,421,975        1,738,165.19       1,251,696.00
------------------------------------------------------------------------------
International Growth       1,054,454                0                  0
------------------------------------------------------------------------------
Managed Small Cap Value
Index                          5,469                0                  0
------------------------------------------------------------------------------
Marsico Focused Equities      25,934                0                  0
------------------------------------------------------------------------------
Marsico Growth & Income        9,903                0                  0
------------------------------------------------------------------------------
Small Company Growth         184,948                0                  0
------------------------------------------------------------------------------


      During the fiscal periods ended March 31, 1998, 1997 and 1996, NFT and its Funds did not pay brokerage commissions to NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc., or Stephens. NFT did pay $2,368.03 to Nations Montgomery Securities LLC during the fiscal year ended March 31, 1998.

      During the fiscal period ended March 31, 1998 1997 and 1996, NFP did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital
Markets, Inc. or Stephens.

      During the fiscal years ended March 31, 1998, 1997 and 1996, NFI did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital
Markets, Inc. or Stephens.

      No other Funds of NFP, NFI or NFT paid brokerage fees during the fiscal years ended March 31, 1998, 1997 and 1996.

      SECTION 28(E) STANDARDS

      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.



                          DIRECTORS/TRUSTEES AND OFFICERS

      The directors/trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                  PRINCIPAL OCCUPATIONS
                                                  DURING PAST 5 YEARS
                               POSITION WITH      AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES      DIRECTORSHIPS
--------------------           -------------      -------------

Edmund L. Benson, III, 61     Director/Trustee    Director, President and Treasurer,
Saunders & Benson, Inc.                           Saunders & Benson, Inc. (Insurance);
728 East Main Street                              Trustee, Nations Institutional Reserves,
Suite 400                                         Nations Annuity Trust and NFT, Director,
Richmond, VA 23219                                NFI, Nations LifeGoal Funds, Inc., and
                                                  NFP

James Ermer, 55               Director/Trustee    Senior Vice President- Finance, CSX
13705 Hickory Nut Point                           Corporation (transportation and natural
Midlothian, VA  23112                             resources); Director, National Mine
                                                  Service; Director, Lawyers
                                                  Title Corporation; Trustee,
                                                  Nations Institutional
                                                  Reserves, Nations Annuity
                                                  Trust and NFT; Director, NFI,
                                                  Nations LifeGoal Funds, Inc.,
                                                  and NFP.
William H. Grigg, 65         Director /Trustee    Chairman Emeritus, Duke Power Co., since
Duke Power Co.                                    July, 1997; April 1994 to July 1997,
422 South Church Street                           Chairman and Chief Executive Officer;
PB04G                                             November 1991 to April 1994, Vice
Charlotte, NC  28242-0001                         Chairman, from April 1988 to November
                                                  1991, Executive Vice President
                                                  --Customer Group, Director,
                                                  Coltec Industries, Hatteras
                                                  Income Securities, Inc.,
                                                  Nations Government Income Term
                                                  Trust 2003, Inc., Nations
                                                  Government Income Term Trust
                                                  2004, Inc., Nations


                                       64

                                                  PRINCIPAL OCCUPATIONS
                                                  DURING PAST 5 YEARS
                               POSITION WITH      AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES      DIRECTORSHIPS
--------------------           -------------      -------------
                                                  Balanced Target Maturity Fund,
                                                  Inc., NFI, Nations LifeGoal
                                                  Funds, Inc. and NFP; Trustee,
                                                  Nations Institutional
                                                  Reserves, Nations Annuity
                                                  Trust and NFT.

Thomas F. Keller, 66          Director/Trustee    R.J. Reynolds Industries Professor of
Fuqua School of Business                          Business Administration and former Dean,
P.O. Box 90120                                    Fuqua School of Business, Duke
Duke University                                   University; Director, LADD Furniture,
Durham, NC 27708                                  Inc.; Director, Wendy's International
                                                  Inc., American Business
                                                  Products, Dimon Inc., Biogen,
                                                  Inc., Hatteras Income
                                                  Securities, Inc., Nations
                                                  Government Income Term Trust
                                                  2003, Inc., Nations Government
                                                  Income Term Trust 2004, Inc.,
                                                  Nations Balanced Target
                                                  Maturity Fund, Inc., NFI,
                                                  Nations LifeGoal Funds, Inc.,
                                                  and NFP; Trustee, Nations
                                                  Institutional Reserves,
                                                  Nations Annuity Trust, NFT,
                                                  the Mentor Funds, Mentor
                                                  Institutional Trust, Cash
                                                  Resource Trust.

Carl E. Mundy, Jr., 63        Director/Trustee    Commandant, United States Marine Corps,
9308 Ludgate Drive                                from July 1991 to July 1995; Commanding
Alexandria, VA  22309                             General, Marine Forces Atlantic, from
                                                  June 1990 to June 1991;
                                                  Director, NFI, Nations
                                                  LifeGoal Funds, Inc., and NFP;
                                                  Trustee, Nations Institutional
                                                  Reserves, Nations Annuity
                                                  Trust and NFT.

James B. Sommers*, 59         Director/Trustee    President, NationsBank Trust, from
237 Cherokee Road                                 January 1992 to September 1996; Executive
Charlotte, NC  28207                              Vice President, NationsBank Corporation,
                                                  from January 1992 to May 1997;
                                                  Principal, Bainbridge &
                                                  Associates; Partner, Villa
                                                  LLC; Chairman, Central
                                                  Piedmont Community College
                                                  Foundation; Trustee, Central
                                                  Piedmont Community College;
                                                  Board of Commissioners,
                                                  Charlotte/Mecklenberg Hospital
                                                  Authority; Director, NFI, NFP
                                                  and Nations LifeGoal Funds,
                                                  Inc.; Trustee, Nations
                                                  Institutional Reserves,
                                                  Nations Annuity Trust and NFT.

A. Max Walker*, 76          President,            Financial consultant; Formerly,
4580 Windsor Gate Court     Director/Trustee and  President, A. Max Walker, Inc.; Director
Atlanta, GA 30342           Chairman of the       and Chairman of the Board, Hatteras
                            Board                 Income Securities, Inc., Nations
                                                  Government Income Term Trust 2003, Inc.,
                                                  Nations Government Income Term Trust
                                                  2004, Inc., Nations Balanced Target
                                                  Maturity Fund, Inc., NFI, Nations
                                                  LifeGoal Funds, Inc., and Nations Fund
                                                  Portfolios. Inc.;  President and Chairman
                                                  of the Board of Trustees, Nations
                                                  Institutional Reserves, Nations Annuity
                                                  Trust and NFT.


                                       65

                                                  PRINCIPAL OCCUPATIONS
                                                  DURING PAST 5 YEARS
                               POSITION WITH      AND CURRENT
NAME ADDRESS AND AGE           THE COMPANIES      DIRECTORSHIPS
--------------------           -------------      -------------
Charles B. Walker, 59         Director/Trustee    Since 1989, Director, Executive Vice
Ethyl Corporation                                 President, Chief Financial Officer and
330 South Fourth Street                           Treasurer, Ethyl Corporation (chemicals,
Richmond, VA 23219                                plastics, and aluminum manufacturing);
                                                  since 1994, Vice Chairman,
                                                  Ethyl Corporation and Vice
                                                  Chairman, Chief Financial
                                                  Officer and Treasurer,
                                                  Albemarle Corporation,
                                                  Director, NFI, Nations
                                                  LifeGoal Funds, Inc, and NFP;
                                                  Trustee, Nations Institutional
                                                  Reserves, Nations Annuity
                                                  Trust and NFT.

Thomas S. Word, Jr.*, 60      Director/Trustee    Partner, McGuire Woods Battle & Boothe
McGuire, Woods, Battle &                          (law); Director, Vaughan Bassett
Boothe                                            Furniture Company, Director VB Williams
One James Center                                  Furniture Company, Inc.; Director, NFI,
Richmond, VA  23219                               Nations LifeGoal Funds, Inc., and NFP;
                                                  Trustee, Nations Institutional Reserves,
                                                  Nations Annuity Trust and NFT.

Richard H. Blank, Jr., 41        Secretary        Since 1994, Vice President of Mutual Fund
Stephens Inc.                                     Services, Stephens Inc. 1990 to 1994,
111 Center Street                                 Manager Mutual Fund Services, Stephens
Suite 300                                         Inc. 1983 to 1990, Associate in Corporate
Little Rock, AR  72201                            Finance Department, Stephens Inc.;
                                                  Secretary, Nations Institutional
                                                  Reserves, Nations Annuity Trust, NFT,
                                                  NFI, Nations LifeGoal Funds, Inc., and
                                                  NFP

Michael W. Nolte, 37        Assistant Secretary   Associate, Financial Services Group of
Stephens Inc.                                     Stephens Inc.
111 Center Street
Suite 300
Little Rock, AR  72201

Louise P. Newcomb, 45       Assistant Secretary   Corporate Syndicate Associate, Stephens
Stephens Inc.                                     Inc.
111 Center Street
Suite 300
Little Rock, AR  72201

James E. Banks, 42          Assistant Secretary   Since 1993, Attorney, Stephens Inc.;
Stephens Inc.                                     Associate Corporate Counsel, Federated
111 Center Street                                 Investors; from 1991 to 1993, Staff
Suite 300                                         Attorney, Securities and Exchange
Little Rock, AR  72201                            Commission from 1988 to 1991

Richard H. Rose, 43              Treasurer        Since 1994, Vice President, Division
First Data Investor                               Manager, First Data Investor Services
Services Group, Inc.                              Group, Inc. since 1988, Senior Vice
One Exchange Place                                President, The Boston Company Advisors.
Boston, MA 02109                                  Inc.; Treasurer, Nations Institutional
                                                  Reserves, NFT, NFI, Nations LifeGoal
                                                  Funds, Inc., and NFP

Steven Levy, 33             Assistant Treasurer   Since 1997, Vice President of Fund
First Data Investor                               Accounting, First Data Investor Services
Services Group, Inc.                              Group, Inc.; Prior to 1997, Investment
One Exchange Place                                Operations Manager, Franklin Templeton
Boston, MA 02109                                  Group and Assistant Vice President of
                                                  Fund Accounting, Scudder Stevens and
                                                  Clark, Inc.

      Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investors Services Group, Inc. (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser. Each Director/Trustee is a board member of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Richard H. Rose, Steven Levy, Michael W. Nolte, Louise P. Newcomb and James E. Banks. Jr. also are officers of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves and Nations LifeGoal Funds, Inc.

      Each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of each Company, plus
(ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors/Trustees (or committee thereof). All Directors/Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers receive no direct remuneration in such capacity from the Companies. No person who is an officer, director, trustee, or employee of NationsBank or its affiliates serves as an Officer, Director, Trustee or employee of the company. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds. Each Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that a Company's access persons, other than its "disinterested" directors, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

      Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each director/trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE

                                                                      PENSION OR       ESTIMATED        TOTAL
                                       AGGREGATE      AGGREGATE       RETIREMENT        ANNUAL       COMPENSATION
                        AGGREGATE    COMPENSATION   COMPENSATION   BENEFITS ACCRUED    BENEFITS    FROM REGISTRANT
   NAME OF PERSON     COMPENSATION       FROM           FROM       AS PART OF FUND       UPON         AND FUND
    POSITION (1)      FROM NFT (2)      NFI (2)        NFP (2)         EXPENSES       RETIREMENT    COMPLEX (3)(4)
    ------------      ------------      -------        -------         --------       ----------    --------------
Edmund L. Benson, III,  $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00    $86,201.07
Trustee
James Ermer             $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00    $59,000.00
Trustee
William H. Grigg        $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $117,533.68
Trustee
Thomas F. Keller        $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $116,115.17
Trustee
Carl E. Mundy, Jr.      $23,500.00     $10,000.00      $6,500.00        $4,431.53      $30,000.00    $54,000.00
Trustee
James Sommers           $18,625.00      $8,250.00      $5,375.00        $4,431.53      $30,000.00    $43,875.00
Trustee
A. Max Walker           $26,500.00     $13,000.00      $9,500.00        $4,431.53      $35,000.00    $89,000.00
Chairman of the Board
Charles B. Walker       $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00    $59,000.00
Trustee
Thomas S. Word          $24,500.00     $11,000.00      $7,500.00        $4,431.53      $30,000.00   $109,255.23
Trustee

      (1)All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies.

      (2) For the twelve-month period ending March 31, 1998, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

      (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from five investment companies deemed to be part of the Nations Funds complex.

      (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $53,201; William H. Grigg $94,534; Thomas F. Keller $93,115; and Thomas S. Word $102,255.

SHAREHOLDER AND TRUSTEE LIABILITY

      NFT is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NFT's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of NFT, and that every note, bond, contract, order, or other undertaking made by NFT shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that NFT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NFT and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NFT itself would be unable to meet its obligations.

      The Declaration of Trust states further that no Trustee, officer, or agent of NFT shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NFT; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or NFT shall look solely to the trust property for payment.

      With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NFT unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS

THE COMPANIES AND THEIR COMMON STOCK

      NFI is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on December 13, 1983. NFI had no operations prior to December 15, 1986. Effective October 2, 1989, NFI changed its name from Silver Star Fund, Inc. to Hatteras Funds, Inc., effective May 1, 1992 NFI began doing business under the name NFP and effective September 24, 1992 NFI changed its name to Nations Fund, Inc. NFI's fiscal year end is March 31; prior to 1996, the NFI's fiscal year end was May 31. NFI offers shares of common stock which represent interests in one of nine separate Funds. Shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

      NFT was organized on May 6, 1985 under the name "MarketMaster Trust," and in March 1992 changed its name to "Nations Fund," and in September 1992 changed its name to "NFT." NFT's fiscal year end is March 31; prior to 1996, NFT's fiscal year end was November 30. NFT's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of units of beneficial interest ("shares") and to classify or reclassify any unissued shares of NFT into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-seven series of shares which are described in this SAI. Each Money Market Fund of NFT is divided into six classes of shares:
Investor A Shares, Investor B Shares, Investor C Shares, Daily Shares, Primary A Shares and Primary B Shares. Each Non-Money Market Fund generally is divided into five classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Primary A Shares and Primary B Shares. However, certain Funds issue fewer classes of shares.

      NFP is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on January 23, 1995. NFP offers shares of common stock which represent interests in one of three separate Funds. Shares of each Fund of NFP are redeemable at the net asset value (less any applicable CDSC thereof at the option of the holders thereof or in certain circumstances at the option of NFP. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

      Shares have no preemptive rights and only such conversion or exchange rights as the Boards may grant in their discretion. When issued for payment as described in the Prospectuses, Fund shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the Company's respective investment portfolios, of any general assets of the Company not belonging to any particular investment portfolio which are available for distribution. Shareholders of a Fund are entitled to participate, in proportion to the net asset value of the class or series of shares held, in the net distributable assets of a particular Fund involved in liquidation, based on the number of shares of the Fund that are held by such shareholders.

      As stated in the Prospectuses, shareholders of each of the Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Boards determine that the matter to be voted upon affects only the interests of the holders of a particular class or series of shares. In addition, shareholders of each investment portfolio of a Company will vote in the aggregate and not by portfolio, except as otherwise expressly required by law or when the Board determines that the matter to be voted upon affects only the interests of shareholders of a particular portfolio. Rule 18f-2 (the "Rule") under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by the matter. An investment portfolio is affected by a matter unless it is clear that the interests of each investment portfolio in the matter are substantially identical or that the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Board members may be effectively acted upon by shareholders of such Company voting together in the aggregate without regard to a particular investment portfolio.

      As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of a Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of a Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Company, Fund or class.

      The Boards of Directors/Trustees may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

      Because certain of the Prospectuses combine disclosure on two separate open-end management investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in such Prospectuses concerning the other investment company. NFT and NFI have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in such Prospectuses.

INVESTMENT ADVISER

      NBAI serves as investment adviser to all of the Funds of the Companies, pursuant to Investment Advisory Agreements dated January 1, 1996, and amended thereafter. Brandes serves as investment sub-adviser to the International Value Fund, pursuant to an Investment Sub-Advisory Agreement dated as of April 8, 1998. Gartmore serves as investment sub-adviser to Funds of NFP and to the International Equity Fund and International Growth Fund, pursuant to Investment Sub-Advisory Agreements dated January 1, 1996, and amended thereafter. Boatmen's serves as investment sub-adviser to the Government Bond Fund, pursuant to an Investment Sub-Advisory Agreement dated July 31, 1997. Marsico Capital serves as investment sub-adviser to the Marsico Focused Equities Fund and Marsico Growth & Income Fund, pursuant to an Investment Sub-Advisory Agreement, dated December 31, 1997. TradeStreet serves as investment sub-adviser to all other Funds of the NFI and NFT, pursuant to Investment Sub-Advisory Agreements, dated January 1, 1996, and amended thereafter.

      NBAI also serves as the investment adviser to the portfolios of Nations Institutional Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Institutional Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

      NBAI and TradeStreet are each wholly owned subsidiaries of Nations Bank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255. Boatmen's is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Boatmen's principal office is located at 100 North Broadway, St. Louis, Missouri 63178. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. NationsBank has an option to purchase up to 50% of Marsico Capital.

      Prior to April 10, 1996, the predecessor to Gartmore, Nations Gartmore Investment Management ("Nations Gartmore"), provided sub-advisory services to NBAI and Nations International Equity Fund and Nations International Growth Fund. Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp. and Gartmore U.S. Limited. On April 10, 1996, NatWest purchased control of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of the outstanding voting shares of Gartmore plc; and (2) the acquisition of the remaining portion of Gartmore plc's shares held by public shareholders through a tender offer. This acquisition resulted in the change of control of Nations Gartmore and the creation of a successor entity, Gartmore. On July 17, 1996, the shareholders of Nations International Equity Fund and Nations International Growth Fund approved the new sub-advisory arrangements with Gartmore. There were no material changes to the personnel who provided service to NFP, the International Equity Fund, or the Nations International Growth Fund, and the change in ownership did not result in a change in the level of service provided NFP, the International Equity Fund, or the Nations International Growth Fund or the level of sub-advisory fees.

      Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

      Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital and has voting control of the company. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager.

      Prior to January 1, 1996, NationsBank, through its investment management division, served as investment adviser to the Funds. NationsBank is successor to NationsBank of North Carolina, N.A. which was merged with and into NationsBank of South Carolina, N.A., effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas). NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company. Prior to June 30, 1992, NationsBank of Georgia, N.A. served as the Investment Adviser to NFT. On December 31, 1991 an Agreement and Plan of Consolidation between NCNB Corporation ("NCNB") and C&S Sovran Corporation ("C&S/Sovran") was consummated whereby C&S/Sovran was merged into and became a wholly owned subsidiary of NCNB and NCNB changed its name to NationsBank Corporation. In anticipation of this transaction, the prior investment adviser for NFT was changed from Sovran Bank, N.A., to C&S/Sovran Trust Company (Georgia), N.A. After the merger of C&S/Sovran and NCNB was completed, C&S Sovran Trust Company (Georgia), N.A., changed its name to NationsBank Trust Company (Georgia), N.A., and subsequently merged into NationsBank of Georgia, N.A. which continued to serve as the investment adviser to Nations Fund Trust until June 30, 1992. Prior to the merger of NCNB and C&S/Sovran, NationsBank (formerly NCNB National Bank of North Carolina) served as investment adviser to all of the Funds of NFT pursuant to an amendment to its investment advisory agreements.
      Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $100 billion, including the more than $40 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

      Pursuant to the terms of the Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital, subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformance with the stated policies of each Company, NBAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

      The Advisory Agreements for NBAI, TradeStreet, Gartmore, Boatmen's Brandes and Marsico Capital each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      An Investment Advisory Agreement with NBAI shall become effective with respect to a Fund if and when approved by the Boards of a Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

      A Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

      The Sub-Advisory Agreement with Gartmore was initially approved by NFP's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds, NBAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be.

      The Sub-Advisory Agreement with Boatmen's became effective on July 31, 1997 and it shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days' written notice. The Sub-Advisory Agreement provides that the Adviser shall not be liable to the Company or to its shareholders for any act or omission by Boatmen's or for any loss sustained by the Company or by its shareholders except in the case of such Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of such Adviser, as the case may be.

      The Sub-Advisory Agreement with Brandes was initially approved by NFI's Board of Directors on February 4, 1998. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund, NBAI or Brandes may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Brandes provides that Brandes shall not be liable to the Company or to its shareholders for any act or omission by Brandes or for any loss sustained by the Company or by its shareholders except in the case of Brandes' willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Brandes, as the case may be.

      The Investment Sub-Advisory Agreement with Marsico Capital was initially approved by NFT's Board of Trustees on December 7, 1997 and is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940
Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by NFT (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice. The Sub-Advisory Agreement shall become effective for a two-year term with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and
(b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose.

      The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

      The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet and Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NBAI, TradeStreet, Gartmore, Brandes, Boatmen's, Marsico Capital and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

      Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998.

                                  ADVISORY FEES

                                                            Net Amount                             Reimbursed by
                                                                Paid           Amount Waived           Adviser
                                                                ----           -------------           -------
Prime Fund                                                 $ 9,639,804          $ 1,588,170       $       0.00
Treasury Fund                                                5,843,938              843,672               0.00
Equity Income Fund                                           4,731,858                 0.00               0.00
Government Securities Fund                                     606,485              160,648               0.00
International Equity Fund                                    9,260,334                 0.00               0.00
International Growth Fund                                    4,491,759              145,205               0.00
International Value Fund                                       326,210                 0.00           3,902.00
Small Company Growth Fund                                      959,096              419,890               0.00
U.S. Government Bond Fund                                      483,931              385,271               0.00
Government  Money Market Fund                                  468,312              954,231               0.00
Tax Exempt Fund                                              3,482,525            5,239,935               0.00
Value Fund                                                  15,618,802               49,168               0.00
Capital Growth Fund                                          5,717,424                 0.00               0.00
Disciplined Equity Fund                                      1,236,280                 0.00               0.00
Equity Index Fund                                            1,302,110            2,088,839               0.00
Emerging Growth Fund                                         2,836,719                 0.00               0.00
Managed Index Fund                                             360,994              449,019               0.00
Managed SmallCap Index Fund                                       0.00              419,108               0.00
Managed Value Index Fund                                           670               11,025               0.00
Managed SmallCap Value Index Fund                                  193                5,901               0.00

                                       75

Marsico Growth & Income Fund                                      0.00               10,919               0.00
Marsico Focused Equities Fund                                   27,032                 0.00               0.00
Balanced Assets Fund                                         1,493,286                 0.00               0.00
Short-Intermediate Gov't Fund                                2,708,669            1,354,334               0.00
Short-Term Income Fund                                       1,006,049            1,006,049               0.00
Diversified Income Fund                                      1,440,010              288,002               0.00
Strategic Fixed Income Fund                                  7,389,298            1,760,101               0.00
Municipal Income Fund                                        1,495,049              865,120               0.00
Short-Term Municipal Income Fund                               143,891              357,577               0.00
Intermediate Municipal Bond Fund                             1,814,264            1,420,175               0.00
Florida Intermediate Municipal Bond Fund                       414,266              371,186               0.00
Georgia Intermediate Municipal Bond Fund                       305,490              267,367               0.00
Maryland Intermediate Municipal Bond  Fund                     216,531              251,773               0.00
North Carolina Intermediate Municipal Bond Fund                350,910              325,600               0.00
South Carolina Intermediate  Municipal Bond Fund               532,494              471,252               0.00
Tennessee Intermediate Municipal Bond Fund                      67,179              121,971               0.00
Texas Intermediate Municipal Bond Fund                         688,008              601,927               0.00
Virginia Intermediate Municipal Bond Fund                      631,227              484,093               0.00
Florida Municipal Bond Fund                                    144,492              123,106               0.00
Georgia Municipal Bond Fund                                     33,480               66,122               0.00
Maryland  Municipal Bond Fund                                   25,999               82,546               0.00
North  Carolina Municipal Bond Fund                             83,208               94,452               0.00
South Carolina Municipal Bond Funds                             42,805               72,257               0.00
Tennessee Municipal Bond Fund                                    1,873               57,822               0.00
Texas Municipal Bond Fund                                       26,062               72,988               0.00
Virginia Municipal Bond Fund                                    56,750               81,176               0.00
Emerging Markets Fund                                          988,113                 0.00               0.00
Pacific Growth Fund                                            894,307                 0.00               0.00
Global Government Income Fund                                  288,379                 0.00               0.00

NBAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the period ended December 1, 1996 through November 30, 1997.

                                  ADVISORY FEES

                                                                Net Amt.               Amount             Reimbsd.
                                                                  Paid                  Waived            by Advsr.
                                                                  ----                  ------            ---------
Government  Money Market Fund                                $  595,369.00       $   1,087,306.00       $        0.00
Tax Exempt Fund                                               2,307,746.00           3,589,593.00                0.00
Value Fund                                                    9,794,835.00                   0.00                0.00
Capital Growth Fund                                           5,714,094.00                   0.00                0.00
Disciplined Equity Fund                                       1,064,026.00                   0.00                0.00
Equity Index Fund                                               678,564.00           1,534,132.00                0.00
Emerging Growth Fund                                          2,666,535.00                   0.00                0.00
Managed Index Fund                                               12,069.00              86,414.00           22,720.00
Managed SmallCap Index Fund                                          13.00              44,990.00           18,619.00
Balanced Assets Fund                                          1,798,693.00                  00.0                 0.00
Short-Intermediate Gov't Fund                                 1,886,178.00             943,089.00                0.00
Short-Term Income Fund                                          600,834.00             601,326.00                0.00
Diversified Income Fund                                       1,000,615.00             200,123.00                0.00
Strategic Fixed Income Fund                                   4,757,641.00             951,528.00                0.00
Municipal Income Fund                                           323,476.00             305,497.00                0.00
Short-Term Municipal Income Fund                                 60,734.00             294,153.00                0.00
Intermediate Municipal Bond  Fund                               189,645.00             277,372.00                0.00
Florida Intermediate Municipal Bond Fund                        104,662.00             161,773.00                0.00
Georgia Intermediate Municipal Bond Fund                        124,834.00             165,879.00                0.00
Maryland Intermediate Municipal Bond  Fund                      260,093.00             227,212.00                0.00
North Carolina Intermediate Municipal Bond Fund                  76,726.00             121,064.00                0.00
South Carolina Intermediate  Municipal Bond Fund                152,937.00             197,205.00                0.00
Tennessee Intermediate  Municipal Bond Fund                      14,485.00              79,715.00                0.00
Texas Intermediate Municipal Bond Fund                           54,898.00             104,929.00                0.00

                                       76


                                                                Net Amt.               Amount             Reimbsd.
                                                                  Paid                  Waived            by Advsr.
                                                                  ----                  ------            ---------
Virginia Intermediate Municipal Bond Fund                       614,014.00             520,946.00                0.00
Florida Municipal Bond Fund                                     112,099.00             117,651.00                0.00
Georgia Municipal Bond Fund                                      26,675.00              61,249.00                0.00
Maryland  Municipal Bond Fund                                    15,208.00              67,979.00                0.00
North  Carolina Municipal Bond Fund                              80,159.00              92,926.00                0.00
South Carolina Municipal Bond Funds                              40,452.00              67,297.00                0.00
Tennessee Municipal Bond Fund                                     2,763.00              47,192.00            3,159.00
Texas Municipal Bond Fund                                        35,113.00              69,111.00                0.00
Virginia Municipal Bond Fund                                     49,575.00              71,879.00                0.00
Emerging Markets Fund                                           661,747.00                   0.00                0.00
Pacific Growth Fund                                           1,035,724.00                   0.00                0.00
Global Government Income Fund                                   298,997.00                   0.00                0.00
Prime Fund                                                    6,849,130.00           1,579,771.00                0.00
Treasury Fund                                                 4,030,618.00           1,026,792.00                0.00
Equity Income Fund                                            2,632,510.00                   0.00                0.00
International Equity Fund                                     8,870,691.00                   0.00                0.00
International Value Fund                                        395,837.00                   0.00            4,304.00
Government Securities Fund                                      568,081.00             156,808.00

      The table below states the net advisory fees paid to NationsBank and/or its wholly-owned affiliate NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal period from December 1, 1995 to March 31, 1996. The table below also states the advisory fees paid to NBAI or its predecessor under NFP's prior advisory agreement and the advisory fees waived for the fiscal period from June 1, 1995 to March 31, 1996 for the Emerging Markets Fund, Pacific Growth Fund and Global Government Income Fund. The table also states the advisory fees paid and waived by Barnett Capital Advisors, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) from its commencement on Dec. 27, 1995 through the period ended November 30, 1996.

                                  ADVISORY FEES

                                                                    Net Amt.            Amount               Reimbsd.
                                                                      Paid              Waived              by Advsr.
                                                                      ----              ------              ---------
Government  Money Market Fund                                $     195,815.00       $442,122.00 $                0.00
Tax Exempt Fund                                                    600,930.00          1,248,939.00              0.00
Value Fund                                                       2,808,328.00                  0.00              0.00
Capital Growth Fund                                              2,253,497.00                  0.00              0.00
Disciplined Equity Fund                                            339,082.00                  0.00              0.00
Equity Index Fund                                                   64,733.00                  0.00              0.00
Emerging Growth Fund                                               777,193.00                  0.00              0.00
Balanced Assets Fund                                               590,332.00                  0.00              0.00
Short-Intermediate Gov't Fund                                      619,149.00            384,574.00              0.00
Short-Term Income Fund                                             173,410.00            216,740.00              0.00
Diversified Income Fund                                            286,700.00             57,340.00              0.00
Strategic Fixed Income Fund                                      1,388,673.00            294,244.00              0.00
Municipal Income Fund                                              114,363.00            117,368.00              0.00
Short-Term Municipal Income Fund                                    12,972.00             99,745.00              0.00
Intermediate Municipal Bond  Fund                                   45,524.00             89,165.00              0.00
Florida Intermediate  Municipal Bond Fund                           25,169.00             62,242.00              0.00
Georgia Intermediate Municipal Bond Fund                            33,891.00             64,182.00              0.00
Maryland Intermediate Municipal Bond  Fund                          59,770.00             93,011.00              0.00
North  Carolina Intermediate  Municipal  Bond Fund                  17,326.00             47,071.00              0.00
South Carolina Intermediate  Municipal Bond Fund                    42,310.00             75,330.00              0.00
Tennessee Intermediate Municipal Bond Fund                               0.00             31,491.00          1,332.00
Texas Intermediate Municipal Bond Fund                              11,045.00             41,063.00              0.00
Virginia Intermediate Municipal Bond Fund                          196,295.00            215,292.00              0.00
Florida Municipal Bond Fund                                         34,641.00             44,125.00              0.00
Georgia Municipal Bond Fund                                          4,774.00             25,162.00              0.00
Maryland Municipal Bond Fund                                           108.00             27,352.00              0.00
North Carolina Municipal Bond Fund                                  24,232.00             38,851.00              0.00
South Carolina Municipal Bond Funds                                  5,358.00             27,497.00              0.00
Tennessee Municipal Bond Fund                                            0.00             15,588.00          5,817.00
Texas Municipal Bond Fund                                            6,913.00             28,200.00              0.00
Virginia Municipal Bond Fund                                        11,162.00             29,711.00              0.00

                                       77

                                                                    Net Amt.            Amount               Reimbsd.
                                                                      Paid              Waived              by Advsr.
                                                                      ----              ------              ---------
Prime Fund                                                       6,265,471.00            726,242.00              0.00
Treasury Fund                                                    4,417,264.00            552,985.00              0.00
Equity Income Fund                                               2,329,896.00                  0.00              0.00
International Equity Fund                                        5,291,343.00             84,472.00              0.00
International Value Fund                                                 0.00                  0.00              0.00
Government Securities Fund                                         468,579.00            147,897.00              0.00
Emerging Markets Fund                                              188,334.00                  0.00              0.00
Pacific Growth Fund                                                307,806.00                  0.00              0.00
Global Government Income Fund                                    1,132,152.00                  0.00              0.00

      The Pilot U.S. Government Fund (predecessor to the U.S. Government Bond
Fund) and the Pilot Small Capitalization Equity Fund (predecessor to the Pilot Small Company Growth Fund) paid and waived the following advisory and sub-advisory fees under a prior advisory agreement with Boatmen's during the periods indicated.

                       ADVISORY AND SUB-ADVISORY FEES PAID
                        SEPTEMBER 1, 1996 - MAY 16, 1997


                                          Advisory
                                          Fee
    Pilot US Government Fund
      Advisory Fee                         $552,504
      Advisory Waiver                      (125,674)
                                            426,830

    Pilot Small Capitalization Fund
      Advisory Fee                          $731,622
      Advisory Waiver                       $(250,320)
                                            $481,302

                               ADVISORY FEES PAID

                                      SEPTEMBER 1, 1995 -    SEPTEMBER 1, 1994 -
                                        AUGUST 31, 1996       AUGUST 31, 1995

Pilot US Government Fund                $555,098                $415,164
Pilot Small Capitalization Fund         $178,877                   $0*
* Fund inception 12/12/95

                             SUB-ADVISORY FEES PAID

                                      SEPTEMBER 1, 1995 -    AUGUST 31, 1994 -
                                       AUGUST 31, 1996       AUGUST 31, 1995

Pilot US Government Fund                   N/A                   N/A
Pilot Small Capitalization Fund            N/A                   N/A




      The table below states the net sub-advisory fees paid to TradeStreet for the fiscal periods indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                               SUB-ADVISORY FEES


                               Period Ending
                                  3/31/98

                                Net Amount
                                    Paid
Prime Fund                      $2,959,571
Treasury Fund                    1,763,574
Equity Income Fund               1,478,586
Government Securities Fund         181,945
Small Company Growth Fund          338,212
Government  Money Market Fund      186,411
Tax Exempt Fund                  1,199,059
Value Fund                       5,222,656
Capital Growth Fund              1,905,808
Disciplined Equity Fund            412,093
Equity Index Fund                  678,190
Emerging Growth Fund               945,572
Managed Index Fund                 162,002
Managed SmallCap Index Fund         83,822
Managed Value Index Fund             2,505
Managed SmallCap Value Index
Fund                                 1,410
Balanced Assets Fund               497,762
Short-Intermediate Gov't Fund    1,015,751
Short-Term Income Fund             503,025
Diversified Income Fund            432,003
Strategic Fixed Income Fund      2,287,350
Municipal Income Fund              275,353
Short-Term Municipal Income
Fund                                70,205
Intermediate Municipal Bond
 Fund                              452,822
Florida Intermediate
Municipal Bond Fund                109,963
Georgia Intermediate
Municipal Bond Fund                 80,200
Maryland Intermediate
Municipal Bond  Fund                65,563
North Carolina Intermediate
Municipal Bond Fund                 94,711
South Carolina Intermediate
 Municipal Bond Fund               140,524
Tennessee Intermediate
Municipal Bond Fund                 26,481
Texas Intermediate Municipal
Bond Fund                          180,591
Virginia Intermediate
Municipal Bond Fund                156,145
Florida Municipal Bond Fund         31,220
Georgia Municipal Bond Fund         11,621
Maryland  Municipal Bond Fund       12,663
North  Carolina Municipal
Bond Fund                           20,727
South Carolina Municipal Bond
Funds                               13,424
Tennessee Municipal Bond Fund        6,964
Texas Municipal Bond Fund           11,556
Virginia Municipal Bond Fund        16,091


                                                                              Period
                                                         Period Ending        Ending
                                                            3/31/97           3/31/96

                                                           Net Amt.          Net Amt.
                                                             Paid              Paid
                                                             ----              ----
Government  Money Market Fund                        $    231,367.00      $ 65,559.22
Tax Exempt Fund                                           810,884.00       195,836.30
Value Fund                                              3,264,945.00       702,508.52
Capital Growth Fund                                     1,904,698.00       558,981.57
Disciplined Equity Fund                                   354,675.00        85,311.87
Equity Index Fund                                         442,539.00        41,386.62
Managed Index Fund                                         19,717.00       194,888.10
Managed SmallCap Index Fund                                 9,001.00       146,994.87
Emerging Growth Fund                                      888,845.00       185,611.41
Balanced Assets Fund                                      599,564.00        73,671.51
Short-Intermediate Gov't Fund                             707,317.00        63,997.63
Short-Term Income Fund                                    300,416.00       313,681.03
Diversified Income Fund                                   300,184.00        20,092.35
Strategic Fixed Income Fund                             1,427,292.00        11,904.57

                                       79

                                                                              Period
                                                         Period Ending        Ending
                                                            3/31/97           3/31/96

                                                           Net Amt.          Net Amt.
                                                             Paid              Paid
                                                             ----              ----
Municipal Income Fund                                      73,380.00        14,212.28
Short-Term Municipal Income Fund                           49,684.00         9,158.98
Intermediate Municipal Bond Fund                           65,382.00        10,161.88
Florida Intermediate  Municipal Bond Fund                  37,301.00        15,999.36
Georgia Intermediate Municipal Bond Fund                   40,700.00         6,729.45
Maryland Intermediate Municipal Bond Fund                  59,822.00        12,199.38
North  Carolina Intermediate  Municipal  Bond Fund         27,691.00         3,812.00
South Carolina Intermediate  Municipal Bond Fund           49,020.00         5,474.20
Tennessee Intermediate Municipal Bond F                    13,188.00        42,887.69
Texas Intermediate Municipal Bond Fund                     22,376.00         6,891.65
Virginia Intermediate Municipal Bond Fund                 158,894.00         2,562.42
Florida Municipal Bond Fund                                26,804.00         2,390.88
Georgia Municipal Bond Fund                                10,258.00         5,475.32
Maryland Municipal Bond Fund                                9,705.00         2,870.87
North Carolina Municipal Bond Fund                         20,193.00         1,366.28
South Carolina Municipal Bond Fund                         12,571.00         3,051.30
Tennessee Municipal Bond Fund                               5,828.00         3,538.33
Texas Municipal Bond Fund                                  12,160.00       563,821.51
Virginia Municipal Bond Fund                               14,170.00       356,560.15
Emerging Markets Fund                                     511,350.00       212,221.62
Pacific Growth Fund                                       805,563.00             0.00
Prime Fund                                              2,296,435.00       239,405.20
Treasury Fund                                           1,377,806.00       145,531.05
Equity Income Fund                                        777,371.00       101,945.98
Government Securities Fund                                170,424.00             n/a

      The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES


                               Period Ending   Period Ending     Period Ending
                                  3/31/98         3/31/97           3/31/97

International Equity Fund     $9,260,333.98    $6,899,426.00           n/a
International Growth Fund      4,331,994.06              n/a           n/a
Emerging Markets Fund            988,113.20       511,350.00      $212,221.62
Pacific Growth Fund              894,306.20       805,563.00             0.00
Global Government Income Fund    288,379.18       230,655.00        47,092.65

      The table below states the net sub-advisory fees paid to Marsico for the fiscal year ended March 31, 1998. No fees were waived or reimbursed by the Adviser during this periods.

                                SUB-ADVISORY FEES


                                Net Amount Paid
                                ---------------
Marsico Focused Equities Fund        $14,311
Marsico Growth & Income Fund           5,780

      The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during this periods.


                               Period Ending   Period Ending   Period Ending
                                  5/15/98        11/30/97        11/30/96

International Value Fund       $177,516.52      $212,631.72      $19,395.00

INVESTMENT STYLES

    When you invest in any Fund in the Nations Funds Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in and out of favor. The Adviser believes this structured approach to managing portfolio securities may provide you with consistent performance over time. The Adviser uses various investment strategies during the process of managing the Funds. These strategies have been categorized into investment styles which include (i) the Small Company Growth Style; (ii) the Equity Income Style; (iii) the International Equity Style; (iv) The International Growth Style; (v) the Fixed Income Style; (vi) the Growth Style, (vii) the Value Style and (viii) the Balanced Assets Style. Investment Styles described below relate to the Small Company Growth, Diversified Income, International Equity, International Growth, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Short-Term Municipal Income, Capital Growth, Emerging Growth, Value and Balanced Assets Funds and the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

      SMALL COMPANY GROWTH STYLE. The Small Company Growth Fund is managed by the Adviser using the Small Company Growth Style. The Small Company Growth Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

      This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). Small Company Growth Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

      The Small Company Growth Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 5000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield one-third less than the S&P 500 and market capitalization of less than $1 billion. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

      A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlations between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) insider trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) earnings expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) price momentum monitors relative price strength with short term under performance. The final portfolio of approximately 75 to 130 issues is constructed by the TradeStreet's Strategic Growth Management Team working closely with in-house industry specialists, as well as expert Wall Street sources.

    EQUITY INCOME STYLE. The Equity Income Fund is managed by the Adviser using the Equity Income Style. The Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

    This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

    The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

    A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlation's between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Adviser's Value Management Team working closely with in-house industry specialists, as well as outside sources.

    INTERNATIONAL EQUITY STYLE. The International Equity Fund is managed by the Adviser using the International Equity Style. The International Equity Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

    This style focuses on the country selection process by utilizing macro economics forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

    The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

    The International Equity Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

    INTERNATIONAL GROWTH STYLE. The International Growth Fund is managed by the Adviser using the International Growth Style. The International Growth Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

    This style focuses on the country selection process by utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

    The International Growth Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

      FIXED INCOME STYLE. The Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Florida Intermediate Municipal Bond, Georgia Intermediate Municipal Bond, Maryland Intermediate Municipal Bond, North Carolina Intermediate Municipal Bond, South Carolina Intermediate Municipal Bond, Tennessee Intermediate Municipal Bond, Texas Intermediate Municipal Bond, Virginia Intermediate Municipal Bond Fund, Short-Term Municipal Income Fund and the State Municipal Bond Funds are managed by the Adviser using the Fixed Income Style. The Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

      In order to pursue this goal, the Fixed Income Style includes certain biases. The Adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

      This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Adviser to meet this objective.

      Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

      Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steeples in the yield curve provide opportunities to outperform fixed income indices. Such opportunities are reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

      Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

      Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

      Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

      A final portfolio consists of securities that have been selected by TradeStreet's Municipal Fixed Income Management Team and Fixed Income Management Team, as the case may be, in-house industry specialists and outside sources all working together.

      GROWTH STYLE. The Capital Growth and Emerging Growth Funds are managed by the Adviser using the Growth Style. The Growth Equity Style investment philosophy seeks companies with superior growth prospects selling at reasonable prices that, over time, should outperform the market.

      Emphasis is placed on a "value adjusted for growth" stock selection process. Essential to this style is the Adviser's belief that absolute valuation does not capture the powerful effects of inflation. Therefore, relative price/earnings ranges of stocks going back 5 years are examined rather than static absolute price/earnings ratio.

      Inflation causes the market price/earnings ratio of a stock to expand or contract. Investors are willing to pay a higher price for stock in a company in periods of low inflation. The inverse is also true. The premium paid for growth will increase as inflation declines and decreases as inflation rises.

      The stock selection process begins with a universe of financially strong companies. The selection process selects companies with a market capitalization greater than $500 million (large, established companies) and a strong price momentum (growth in share price over the last 18 months). This results in a universe of approximately 750 companies.

      These 750 companies are the universe from which the Adviser's industry specialists make their final decision for inclusion in an investment portfolio. In accordance with the Growth Style, the CoreGrowth Management Team (with respect to Capital Growth Fund) and the Strategy Growth Management Team (with respect to Growth Fund) those stocks among the universe with the lowest price/earnings ratio and are in industries with above average earnings growth potential. The final portfolio of stocks is then constructed by the Adviser, who works closely with the in-house industry specialists, as well as expert Wall Street sources.

      In summary, the Growth Equity Style seeks to produce a diverse portfolio of large capitalization growth stocks, that over time, should outperform the market.

      VALUE STYLE. The Value Fund is managed by the Adviser using the Value Style. The Value Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

      This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

      Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

      A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

      The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Management Team working closely with in-house industry specialists, as well as outside sources.

      In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

      BALANCED ASSETS STYLE. The Balanced Assets Fund is managed by the Adviser using the NationsBank Balanced Assets Style. The Balanced Assets Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income, and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

      In order to pursue this goal, the Balanced Assets Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income, and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income, and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

      The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy.

      Final stock, bond and asset allocation decisions are made by the Value Management Team, which has the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability, and growth. Most stock investments will be made in companies with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

      In summary, the Balanced Assets Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

      DISCIPLINED EQUITY STYLE. The Disciplined Equity Fund is managed by the Adviser using the Disciplined Equity Style. The Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.

      The Adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional security analysis. In utilizing the computerized tracking system, the Adviser identifies companies with respect to which there has been a change in the consensus analyst estimate of earnings per share. The Adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. The Adviser then buys or sells stocks for the Fund based on the results of this analysis.

      In selecting stocks pursuant to the Disciplined Equity Style, the Adviser also uses conventional security analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalization's, the Adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of the Adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Fund's portfolio.

      Other strategies have been categorized into investment styles which consist of the Emerging Markets and Pacific Growth Funds Style and the Global Government Income Fund Style. These styles are described below.

      EMERGING MARKETS AND PACIFIC GROWTH FUNDS STYLE. The Emerging Markets and Pacific Growth Funds utilize an investment philosophy that is best characterized as growth at a reasonable price. This philosophy is applied as appropriate for each specific region or market in which the Funds invest, with input from the asset allocation process. This implies a combination of bottom-up stock selection with risk controlled allocation. For the Emerging Markets Fund the integration of active stock selection with country allocation is necessary to optimize the Fund's risk/return characteristics, as emerging markets are fast changing. The ability to move freely between markets to take advantage of improving or deteriorating economic fundamentals is important in the pursuit of an active management style. Therefore emphasis is placed on the larger more liquid securities available in the markets in which it invests.

      The research for the Emerging Markets Fund focuses on over twenty-five countries. While many of the countries within this universe share regional characteristics that influence their capital markets, they each possess unique political economic and developmental elements. The investable universe is researched to assess factors such as: (1) political risk; (2) economic growth;
(3) trade balances and (4) stock market value. Country allocations are then made within previously established risk control guidelines to prevent undue concentration. The allocations are actively reviewed for market movement and/or changes in fundamentals.

      Stock selection is driven by fundamental research. As a first step, the Adviser creates a screened universe of approximately 800 small-to large-capitalization companies. The initial screen focuses on several criteria, with earnings growth, financial resources and marketability being the most critical. Companies producing consistently above average earnings growth rates are featured, as are those with strong balance sheets or producing high levels of free cash flow. Securities that exhibit very low levels of trading are eliminated.

      Approximately 500 companies evolve from the process as potential candidates, and are subject to further fundamental analysis. Company visits are made to verify the corporate and industry factors that have created a record of growth, and to assess whether these factors are sustainable. Earnings models are created, which are related to historic and projected levels of valuation in order to generate expected returns across the universe of emerging market securities. A preferred list of approximately 80 to 100 stocks in 15 or more countries are then chosen for inclusion in the Fund. Fund holdings are actively reviewed to assess whether expected return targets are being met and to confirm that a company's fundamentals have not changed.

      **For the Pacific Growth Fund, local contacts, fundamental research and seasoned judgment are vital components in capturing attractive issues and regional growth in the Pacific Basin and Far East. The Fund's investment process is driven by fundamental research for both macroeconomic factors and stock analysis with a focus on economic trends, market valuations, and performance momentum. Overall, research is concentrated on a screened universe of approximately 600 companies. Quantitative and qualitative screens, are essential elements of the research process.

      Approximately 250 companies will evolve from the process as potential candidates and will be subject to more stringent analysis seeking to identify:
(1) above-average earnings growth over the medium term; (2) solid financials;
(3) positive cash flow and (4) strength and depth of management.

      At this stage company visits are made. These visits are a critical part of the selection process. Special effort is expended in visiting competitors, suppliers and customers of the companies in which we are interested. Of particular importance is a thorough understanding of the management's criteria for measuring their success in achieving strategic objectives; their motivation, stability, and succession plan; and critically, their recognition of the need to create value for external shareholders. A preferred list of approximately 80 Pacific Basin stocks will result and will be chosen for investment in the Fund. Fund holdings are actively reviewed to assess whether expected return targets are being met and to confirm that a company's fundamentals have not changed.

    The Fund utilizes a twelve month rolling earnings forecasts to generate country return forecasts. The forecast is based on the assessment of macro-economic, political and local market factors as well as the composite of the individual company earnings forecasts. Country allocations are then made within previously established risk control guidelines to prevent undue concentration by country. The portfolio is rigorously analyzed in final screening to monitor industry and sector exposures to prevent undue concentration, and to consider market influence factors such as political changes, market rotation or liquidity flows.

    GLOBAL GOVERNMENT INCOME FUND STYLE. The Global Government Income Fund utilizes an investment philosophy that is founded upon the belief that the analysis of longer term economic trends is the key to successful fixed income investment management rather than relying on short-term tactical models or specific issue selection through credit analysis. Therefore, the investment process is top-down, macroeconomic driven and strategic in nature, relying primarily on investment in very high credit quality fixed income securities with the objective of adding value through correct identification of interest rate and currency trends across global markets.

    The starting point for the fixed income process is a top-down view of key economic variables across the regions in which it invest. Based on this fundamental research, a rolling twelve month forecast of interest rates across the yield curve from three months through thirty years is produced. Currency rates are also forecast. These forecasts generate a matrix of potential returns for fixed income securities of every maturity and from each currency base.

      Duration management, not security selection, is key to the investment process. As the forecasting process predicts returns across the yield curve, it is possible to select the most advantageous maturity and duration of bonds in which to invest. The screening process encompasses the entire maturity spectrum of fixed income instruments, from three month deposits to ten year bonds, and up to thirty year bonds where available. However, under normal market conditions the dollar-weighted average maturity will not be greater than 15 years. Investments are primarily made in U.S. and foreign government bonds and high credit quality corporate bonds, banks and supranatural entities, as very high emphasis is placed on credit quality and liquidity of investments.

ADMINISTRATOR, CO-ADMINISTRATOR AND SUB-ADMINISTRATOR

    Stephens Inc. (the "Administrator") serves as administrator of each Company and First Data Investors Services Group, Inc. (the "Co-Administrator") serves as the co-administrator of the Companies.

    The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

    Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors/Trustees meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of each Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by each Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

    Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

    The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors/Trustees or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    NBAI serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.

    The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998.

                               ADMINISTRATION FEES

                                              Net Fees Paid      Fees Waived
                                              -------------      -----------
Prime Fund                                        4,056,997      1,110,297
Treasury Fund                                     2,423,641        664,082
Equity Income Fund                                  494,468           0.00
Government Securities Fund                           71,126           0.00
International Equity Fund                           405,314           0.00
International Growth Fund                           230,311           0.00
International Value Fund                                n/a            n/a
Small Company Growth Fund                            96,976           0.00
U.S. Government Bond Fund                            89,058           0.00
Government  Money Market Fund                       259,300         71,128
Tax Exempt Fund                                   1,591,584        436,123
Value Fund                                        1,408,801           0.00
Capital Growth Fund                                 503,034           0.00
Disciplined Equity Fund                             101,504           0.00
Equity Index Fund                                   458,619           0.00
Emerging Growth Fund                                246,308           0.00
Managed Index Fund                                  111,133           0.00
Managed SmallCap Index Fund                          61,116           0.00
Managed Value Index Fund                              1,630           0.00
Managed SmallCap Value Index Fund                       848           0.00
Marsico Growth & Income Fund                            898           0.00
Marsico Focused Equities Fund                         2,227           0.00
Balanced Assets Fund                                134,032           0.00
Short-Intermediate Gov't Fund                       401,570           0.00
Short-Term Income Fund                              203,225           0.00
Diversified Income Fund                             173,538           0.00
Strategic Fixed Income Fund                         903,615           0.00
Municipal Income Fund                               153,482         78,672
Short-Term Municipal Income Fund                     38,788         20,059
Intermediate Municipal Bond  Fund                   254,780        129,378
Florida Intermediate Municipal Bond Fund             61,898         31,419
Georgia Intermediate Municipal Bond Fund             44,811         22,914
Maryland Intermediate Municipal Bond  Fund           36,010         26,201
North Carolina Intermediate Municipal Bond Fund      53,527         27,061
South Carolina Intermediate Municipal Bond Fund      79,235         40,150
Tennessee Intermediate  Municipal Bond Fund          14,824          7,566
Texas Intermediate Municipal Bond Fund              102,899         51,598
Virginia Intermediate Municipal Bond Fund            85,542         44,703
Florida Municipal Bond Fund                          17,169          8,920
Georgia Municipal Bond Fund                           6,369          3,320
Maryland  Municipal Bond Fund                         6,978          3,619
North  Carolina Municipal Bond Fund                  11,379          5,922
South Carolina Municipal Bond Funds                   7,376          3,836
Tennessee Municipal Bond Fund                         3,826          1,990
Texas Municipal Bond Fund                             6,334          3,301
Virginia Municipal Bond Fund                          8,843          4,598
Emerging Markets Fund                                21,266           0.00
Pacific Growth Fund                                  30,206           0.00
Global Government Income Fund                        21,621           0.00

      The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998.

                                           CO-ADMINISTRATION FEES

                                            Net Fees Paid       Fees Waived
                                            -------------       -----------
Prime Fund                                        384,193          0.00
Treasury Fund                                     232,691          0.00
Equity Income Fund                                244,825          0.00
Government Securities Fund                         50,171          0.00
International Equity Fund                         623,612          0.00
International Growth Fund                         306,814          0.00
International Value Fund                              n/a           n/a
Small Company Growth Fund                          43,762          0.00
U.S. Government Bond Fund                          59,434          0.00
Government Money Market Fund                       25,208          0.00
Tax Exempt Fund                                   152,908          0.00
Value Fund                                        680,262          0.00
Capital Growth Fund                               259,289          0.00
Disciplined Equity Fund                            63,108          0.00
Equity Index  Fund                                214,846          0.00
Emerging Growth Fund                              131,921          0.00
Managed Index Fund                                 50,870          0.00
Managed SmallCap Index Fund                        22,706          0.00
Managed Value Index Fund                              709          0.00
Managed SmallCap Value Index Fund                     371          0.00
Marsico Growth & Income Fund                          387          0.00
Marsico Focused Equities Fund                         953          0.00
Balanced Assets Fund                               65,073          0.00
Short-Intermediate Gov't Fund                     275,597          0.00
Short-Term Income Fund                            132,125          0.00
Diversified Income Fund                           114,464          0.00
Strategic Fixed Income Fund                       621,285          0.00
Municipal Income Fund                             161,207          0.00
Short-Term Municipal Income Fund                   41,447          0.00
Intermediate Municipal Bond  Fund                 262,730          0.00
Florida Intermediate Municipal Bond Fund           63,773          0.00
Georgia Intermediate Municipal Bond Fund           46,846          0.00
Maryland Intermediate Municipal Bond  Fund         31,450          0.00
North Carolina Intermediate Municipal Bond Fund    54,714          0.00
South Carolina Intermediate Municipal Bond Fund    81,364          0.00
Tennessee Intermediate  Municipal Bond Fund        15,440          0.00
Texas Intermediate Municipal Bond Fund            103,490          0.00
Virginia Intermediate Municipal Bond Fund          92,909          0.00
Florida Municipal Bond Fund                        18,511          0.00
Georgia Municipal Bond Fund                         6,911          0.00
Maryland  Municipal Bond Fund                       7,494          0.00
North  Carolina Municipal Bond Fund                12,309          0.00
South Carolina Municipal Bond Fund                  7,965          0.00
Tennessee Municipal Bond Fund                       4,133          0.00
Texas Municipal Bond Fund                           6,873          0.00
Virginia Municipal Bond Fund                        9,547          0.00
Emerging Markets Fund                              67,559          0.00
Pacific Growth Fund                                69,037          0.00
Global Government Income Fund                      19,576          0.00

      The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1997.

                               ADMINISTRATION FEES


                                                     Net Fees Paid   Fees Waived
                                                     -------------   -----------

Government Money Market Fund                      $     281,893.00  $  39,867.00
Tax Exempt Fund                                         995,984.00    151,529.00
Value Fund                                              792,002.00          0.00
Capital Growth Fund                                     463,687.00          0.00
Disciplined Equity Fund                                  81,365.00          0.00
Equity Index Fund                                       270,994.00          0.00
Managed Index Fund                                       12,195.00          0.00
Managed SmallCap Index Fund                               1,626.00          0.00
Emerging Growth Fund                                    211,748.00          0.00
Balanced Assets Fund                                    146,269.00          0.00
Short-Intermediate Government Fund                      252,303.00          0.00
Short-Term Income Fund                                  104,245.00          0.00
Diversified Income Fund                                 103,988.00          0.00
Strategic Fixed Income Fund                             510,826.00          0.00
Municipal Income Fund                                    46,849.00     10,434.00
Short-Term Municipal Income Fund                         31,084.00      7,479.00
Intermediate Municipal Bond Fund                         40,902.00      9,878.00
Florida Intermediate Municipal Bond Fund                 23,525.00      5,513.00
Georgia Intermediate Municipal Bond Fund                 25,682.00      5,977.00
Maryland Intermediate Municipal Bond Fund                38,122.00      2,519.00
North Carolina Intermediate Municipal Bond Fund          17,628.00      3,971.00
South Carolina Intermediate Municipal Bond Fund          31,091.00      7,071.00
Tennessee Intermediate Municipal Bond Fund                8,422.00      1,869.00
Texas Intermediate Municipal Bond Fund                   14,310.00      3,130.00
Virginia Intermediate Municipal Bond Fund               101,774.00     22,264.00
Florida Municipal Bond Fund                              17,082.00      3,824.00
Georgia Municipal Bond Fund                               6,500.00      1,497.00
Maryland Municipal Bond Fund                              6,151.00      1,408.00
North Carolina Municipal Bond Fund                       12,881.00      2,857.00
South Carolina Municipal Bond Fund                        7,923.00      1,846.00
Tennessee Municipal Bond Fund                             3,695.00        847.00
Texas Municipal Bond Fund                                 7,747.00      1,724.00
Virginia Municipal Bond Fund                              8,995.00      2,043.00
Prime Fund                                            3,775,833.00    419,503.00
Treasury Fund                                         2,254,616.00    250,485.00
Equity Income Fund                                      388,686.00          0.00
International Equity Fund                               985,632.00          0.00
Government Securities Fund                              113,616.00          0.00
Emerging Markets Fund                                    60,159.00          0.00
Pacific Growth Fund                                     115,080             0.00
Global Government Income Fund                            42,714.00          0.00



      The table below sets forth the total sub-administration fees paid to First Data and waived by First Data for the fiscal year ended March 31, 1997.

                             CO-ADMINISTRATION FEES

                                                   Net Fees Paid     Fees Waived
                                                   -------------     -----------
Government Money Market Fund                      $    98,906.00     $  0.00
Tax Exempt Fund                                       326,822.00        0.00
Value Fund                                            513,976.00        0.00
Capital Growth Fund                                   298,193.00        0.00
Disciplined Equity Fund                                60,505.00        0.00
Equity Index Fund                                     171,545.00        0.00

Managed Index Fund                                      7,522.00        0.00
Managed SmallCap Index Fund                             7,375.00        0.00
Emerging Growth Fund                                  143,790.00        0.00
Balanced Assets Fund                                   93,557.00        0.00
Short-Intermediate Government Fund                    219,240.00        0.00
Short-Term Income Fund                                 96,033.00        0.00
Diversified Income Fund                                96,135.00        0.00
Strategic Fixed Income Fund                           440,702.00        0.00
Municipal Income Fund                                  47,546.00        0.00
Short-Term Municipal Income Fund                       32,415.00        0.00
Intermediate Municipal Bond Fund                       42,623.00        0.00
Florida Intermediate Municipal Bond Fund               24,249.00        0.00
Georgia Intermediate Municipal Bond Fund               26,483.00        0.00
Maryland Intermediate Municipal Bond Fund              38,819.00        0.00
North Carolina Intermediate Municipal Bond Fund        17,960.00        0.00
South Carolina Intermediate Municipal Bond Fund        31,867.00        0.00
Tennessee Intermediate Municipal Bond Fund              8,549.00        0.00
Texas Intermediate Municipal Bond Fund                 14,526.00        0.00
Virginia Intermediate Municipal Bond Fund             102,954.00        0.00
Florida Municipal Bond Fund                            17,385.00        0.00
Georgia Municipal Bond Fund                             6,657.00        0.00
Maryland Municipal Bond Fund                            6,306.00        0.00
North Carolina Municipal Bond Fund                     13,109.00        0.00
South Carolina Municipal Bond Fund                      8,189.00        0.00
Tennessee Municipal Bond Fund                           3,784.00        0.00
Texas Municipal Bond Fund                               7,900.00        0.00
Virginia Municipal Bond Fund                            9,205.00        0.00

      The table set forth on the following page states the total net administration fees paid and the total administration fees waived for the fiscal period ended March 31, 1996.

                               ADMINISTRATION FEES

                                                                  FY 1996
                                                                  -------
                                                           Net Fees        Fees
                                                            Paid          Waived
                                                            ----          ------
Government Money Market Fund                      $     139,341.00    $  19,949.00
Tax Exempt Fund                                         409,267.00    $  52,641.00
Value Fund                                              374,444.00            0.00
Capital Growth Fund                                     300,466.00            0.00
Emerging Growth Fund                                    103,626.00            0.00
Disciplined Equity Fund                                  45,211.00            0.00
Equity Index Fund                                        53,838.00            0.00
Balanced Assets Fund                                     78,711.00            0.00
Short-Intermediate Government Fund                      167,287.00            0.00
Short-Term Income Fund                                   65,025.00            0.00
Diversified Income Fund                                  57,340.00            0.00
Strategic Fixed Income Fund                             280,486.00            0.00
Municipal Income Fund                                    38,622.00            0.00
Short-Term Municipal Income Fund                         22,543.00            0.00
Intermediate Municipal Bond Funds                        26,938.00            0.00
Florida Intermediate Municipal Bond Fund                 17,482.00            0.00
Georgia Intermediate Municipal Bond Fund                 19,615.00            0.00
Maryland Intermediate Municipal Bond Fund                30,556.00            0.00
North Carolina Intermediate Municipal Bond Fund          12,879.00            0.00
South Carolina Intermediate MunBond Fund                 23,528.00            0.00
Tennessee Intermediate Municipal Bond Fund                6,298.00            0.00
Texas Intermediate Municipal Bond Fund                   10,422.00            0.00
Virginia Intermediate Municipal Bond Fund                82,317.00            0.00
Florida Municipal Bond Fund                              13,127.00            0.00
Georgia Municipal Bond Fund                               4,989.00            0.00
Maryland Municipal Bond Fund                              4,576.00            0.00
North Carolina Municipal Bond Fund                       10,514.00            0.00
South Carolina Municipal Bond Fund                        5,476.00            0.00

                                       91

                                                                  FY 1996
                                                                  -------
                                                           Net Fees        Fees
                                                            Paid          Waived
                                                            ----          ------

Tennessee Municipal Bond Fund                             2,598.00            0.00
Texas Municipal Bond Fund                                 5,852.00            0.00
Virginia Municipal Bond Fund                              6,812.00            0.00
Prime Fund                                            1,924,496.00    1,537,278.00
Treasury Fund                                         1,405,372.00    1,126,831.00
Equity Income Fund                                      346,633.00            0.00
International Equity Fund                               597,450.00            0.00
Government Securities Fund                               96,960.00            0.00
Emerging Markets Fund                                    17,121.00            0.00
Pacific Growth Fund                                      34,201.00            0.00
Global Government Income Fund                           418,879.00            0.00

    The table set forth below states the net Sub-Administration fees paid and waived to NationsBank, or its affiliate NBAI, for the fiscal year ended March 31, 1998. For the period March 31, 1997 through November 30, 1997, fees were paid to NationsBank. For the period December 1, 1997 through March 31, 1998, fees were paid to NBAI.

                             SUB-ADMINISTRATION FEES


                                                  Net Fees
                                                    Paid     Fees Waived
                                                    ----     -----------
Prime Fund                                        $555,149   $    0
Treasury Fund                                      332,041       --
Equity Income Fund                                  73,929       --
Government Securities Fund                          12,130       --
International Equity Fund                          102,893       --
International Growth Fund                           55,097       --
International Value Fund                                 0       --
Small Company Growth Fund                           14,378       --
U.S. Government Bond Fund                           15,227       --
Government  Money Market Fund                       35,564       --
Tax Exempt Fund                                    218,062       --
Value Fund                                         208,906       --
Capital Growth Fund                                 76,232       --
Disciplined Equity Fund                             16,484       --
Equity Index Fund                                   67,819       --
Emerging Growth Fund                                37,823       --
Managed Index Fund                                  16,200       --
Managed SmallCap Index Fund                          8,382       --
Managed Value Index Fund                               250       --
Managed SmallCap Value Index Fund                      141       --
Marsico Growth & Income Fund                           128       --
Marsico Focused Equities Fund                          318       --
Balanced Assets Fund                                19,910       --
Short-Intermediate Gov't Fund                       67,717       --
Short-Term Income Fund                              33,535       --
Diversified Income Fund                             28,800       --
Strategic Fixed Income Fund                        152,490       --
Municipal Income Fund                               39,336       --
Short-Term Municipal Income Fund                    10,029       --
Intermediate Municipal Bond  Fund                   64,689       --
Florida Intermediate Municipal Bond Fund            15,709       --
Georgia Intermediate Municipal Bond Fund            11,457       --
Maryland Intermediate Municipal Bond  Fund           9,366       --
North Carolina Intermediate Municipal Bond Fund     13,530       --
South Carolina Intermediate Municipal Bond Fund     20,075       --
Tennessee Intermediate  Municipal Bond Fund          3,783       --
Texas Intermediate Municipal Bond Fund              25,799       --
Virginia Intermediate Municipal Bond Fund           22,306       --
Florida Municipal Bond Fund                          4,460       --
Georgia Municipal Bond Fund                          1,660       --
Maryland  Municipal Bond Fund                        1,809       --
North  Carolina Municipal Bond Fund                  2,961       --
South Carolina Municipal Bond Fund                   1,918       --
Tennessee Municipal Bond Fund                          995       --

Texas Municipal Bond Fund                            1,651       --
Virginia Municipal Bond Fund                         2,299       --
Emerging Markets Fund                                8,983       --
Pacific Growth Fund                                  9,937       --
Global Government Income Fund                        4,120       --



      As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Companies, in direct proportion to the fees payable to the Adviser and the Administrator by the Companies, if the expenses of the Companies exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

      INVESTOR A SHARES. Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

      With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      In addition, NFI has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

      In addition, NFT has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of NFT's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with NFT ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares: $265,899, $12,473 and $0, respectively. Of these amounts, the Distributor retained $0, $0 and $0, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares of the NFI Money Market Funds: $972,685 and $35,670, respectively. Of these amounts, the prior Distributor retained $0 and $6,728.76.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      During the fiscal period ended March 31, 1996 the Distributor received $7,579 from 12b-1 fees and $1,533 from front end sales load fees in connection with the NFP Investor A Shares. Of this amount, the Distributor retained $0 of the 12b-1 fees and $224.17 of the front end sales load fees and paid the balance to selling dealers.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      INVESTOR B SHARES OF THE MONEY MARKET FUNDS AND INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      During the fiscal period ended March 31,1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the NFI Money Market Funds: $1,982,677.43 and $65,117 respectively. Of these amounts, the prior distributor retained $13,780.21 and $456.62, respectively.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $226,162.84 and $5,086, respectively. Of these amounts, the Distributor retained $15,749.93 and $1,394.24, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $4,403,155.44. Of this amount, the Distributor retained $302.33.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $38,342.90 and $587.17, respectively. Of these amounts, the Distributor retained $4,441.52 and $587.17, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $3,466,866.65. Of this amount, the Distributor retained $7,743.41.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $98,350.80 and $18,143.54 respectively. Of these amounts, the Distributor retained $33,051.16 and $18,143.54, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $562,681.69. Of this amount, the Distributor retained $730.94.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $369,785.35 and $18,619.52, respectively. Of these amounts, the Distributor retained $148,710.43 and $18,619.52, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFP Non-Money Market Funds: $2,682.36 and $14.74, respectively. Of these amounts, the Distributor retained $1,646.52 and $14.74, respectively.

      INVESTOR C SHARES OF THE MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE NON-MONEY MARKET FUNDS. The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

      The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ( "Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

      The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $796,535 and $503,334 respectively. Of these amounts, the prior distributor retained $ 0 and $ 0, respectively.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $939,081 and $558,076, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31, 1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31, 1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      DAILY SHARES OF THE MONEY MARKET FUNDS. The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

      The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

      The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $48 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31, 1997, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31, 1998, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

      INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C AND DAILY SHARES. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

      Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

      As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

      In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

      The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

      The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES




                                                         NET
                                                       FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/98   YEAR ENDED 3/31/98        PAID
           ----              ------------------   ------------------        ----
Prime Fund                   $1,375,724.00        $3,439,309.00      $4,815,033.00
Treasury Fund                 1,154,511            2,886,280          4,040,791
Equity Income Fund              148,897                  ---            148,897
International Equity Fund        31,043                  ---             31,043
Government Securities
   Fund                          25,326                  ---             25,326
Small Company Growth Fund        11,220                  ---             11,220
U.S. Government Bond Fund         2,909                  ---              2,909
International Growth Fund        52,736                  ---             52,736
International Value Fund            N/A                  N/A                N/A
Emerging Markets Fund             2,429                  ---              2,429
Pacific Growth Fund               5,247                  ---              5,247
Global Government Income
   Fund                          36,794                  ---             36,794
Value Fund                      273,466                  ---            273,466
Capital Growth Fund              74,936                  ---             74,936
Emerging Growth Fund             39,225                  ---             39,225
Equity Index Fund                 7,389                  ---              7,389
Managed Index Fund               30,542                  ---             30,542
Managed SmallCap Index Fund      19,228                  ---             19,228
Managed Value Index Fund          1,760                  ---              1,760
Managed SmallCap Value
   Index Fund                     1,291                  ---              1,291
Disciplined Equity Fund          32,655                  ---             32,655
Marsico Focused Equities
   Fund                           1,045                  ---              1,045
Marsico Growth & Income
   Fund                             205                  ---                205
Balanced Assets Fund             30,709                  ---             30,709
Short-Intermediate
Government Fund                  88,874                  ---             88,874
Short-Term Income Fund           17,958                  ---             17,958
Diversified Income Fund          28,987                  ---             28,987
Strategic Fixed Income Fund      30,753                  ---             30,753
Municipal Income Fund            34,073                  ---             34,073
Short-Term Municipal
   Income Fund                   47,824                  ---             47,824
Intermediate Municipal
   Bond Fund                      8,045                  ---              8,045
FL Intermediate Municipal
   Fund                          11,973                  ---             11,973


                                                  NET FEES PAID
                                                  (SHAREHOLDER
                               NET FEES PAID        SERVICING           NET FEES
                     FUND     (12B-1 COMPONENT)     COMPONENT)            PAID
                     ----     ----------------      ----------            ----
FL Municipal Bond Fund            3,758                  ---              3,758
GA Intermediate Municipal
   Fund                          18,809                  ---             18,809
GA Municipal Bond Fund              763                  ---                763
MD Intermediate Municipal
   Fund                          30,370                  ---             30,370
MD Municipal Bond Fund            3,364                  ---              3,364
NC Intermediate Municipal
   Fund                          13,654                  ---             13,654
NC Municipal Bond Fund            1,271                  ---              1,271
SC Intermediate Municipal
   Fund                          22,738                  ---             22,738
SC Municipal Bond Fund            2,628                  ---              2,628
TN Intermediate Municipal
   Fund                          14,351                  ---             14,351
TN Municipal Bond Fund            2,631                  ---              2,631
TX Intermediate Municipal
   Fund                           2,806                  ---              2,806
TX Municipal Bond Fund              791                  ---                791
VA Intermediate Municipal
   Fund                         108,231                  ---            108,231
VA Municipal Bond Fund            1,928                  ---              1,928
Government Money Market
   Fund                          24,664               61,660             86,324
Tax Exempt Fund                 125,498              313,747            439,245



                    FEES PAID PURSUANT TO DISTRIBUTION PLANS

                     INVESTOR B SHARES - MONEY MARKET FUNDS
                   INVESTOR C SHARES - NON-MONEY MARKET FUNDS



                                                         NET
                                                      FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/98   YEAR ENDED 3/31/98        PAID
           ----              ------------------   ------------------        ----
Prime Fund                         ----            $1,577,256.00      $1,577,256.00
Treasury Fund                      ----             1,891,737          1,891,737
Equity Income Fund             $870,896.00            290,298          1,161,194
International Equity Fund       265,759                88,586            354,345
Government Securities
   Fund                         193,008                80,420            273,428
Small Company Growth Fund        13,850                4,617             18,467
U.S. Government Bond Fund         3,840                1,601              5,441
International Growth Fund         2,704                  900              3,604
International Value Fund            N/A                  N/A                N/A
Emerging Markets Fund            10,642                3,546             14,188
Pacific Growth Fund              12,870                4,290             17,160
Global Government Income
   Fund                           1,029                  428              1,457
Value Fund                      846,974              282,235          1,129,299
Capital Growth Fund             375,580              125,193            500,773
Emerging Growth Fund            299,754               99,919            399,673


                                      103

                                                         NET
                                                      FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/98   YEAR ENDED 3/31/98        PAID
           ----              ------------------   ------------------        ----
Equity Index Fund                  ----                 ----               ----
Managed Index Fund                 ----                 ----               ----
Managed SmallCap Index Fund        ----                 ----               ----
Managed Value Index Fund           ----                 ----               ----
Managed SmallCap Value
   Index Fund                      ----                 ----               ----
Disciplined Equity Fund         202,394               67,465            269,859
Marsico Focused Equities
   Fund                          12,707                4,235             16,942
Marsico Growth & Income
   Fund                           4,894                1,631              6,525
Balanced Assets Fund            486,598              162,199            648,797
Short-Intermediate
Government Fund                  51,218               23,281             74,499
Short-Term Income Fund            4,939               12,351             17,290
Diversified Income Fund         389,914              162,464            552,378
Strategic Fixed Income Fund      12,218                5,554             17,772
Municipal Income Fund            84,881               35,367            120,248
Short-Term Municipal
   Income Fund                   11,797               29,493             41,290
Intermediate Municipal
   Bond Fund                      8,693                3,951             12,644
FL Intermediate Municipal
   Fund                          16,492                7,496             23,988

FL Municipal Bond Fund          103,668               43,195            146,863
GA Intermediate Municipal
   Fund                          35,901               16,331             52,232
GA Municipal Bond Fund           57,039               23,767             80,806
MD Intermediate Municipal
   Fund                          21,223                9,648             30,871
MD Municipal Bond Fund           50,771               21,154             71,925
NC Intermediate Municipal
   Fund                          32,514               14,779             47,293
NC Municipal Bond Fund          140,970               58,737            199,707
SC Intermediate Municipal
   Fund                          30,401               13,816             44,219
SC Municipal Bond Fund           62,947               26,229             89,176
TN Intermediate Municipal
   Fund                          14,924                6,784             21,708
TN Municipal Bond Fund           28,813               12,006             40,819
TX Intermediate Municipal
   Fund                          10,414                4,734             15,148
TX Municipal Bond Fund           54,020               22,509             76,529
VA Intermediate Municipal
   Fund                          49,251               22,387             71,638
VA Municipal Bond Fund           80,656               33,606            114,262
Government Money Market
   Fund                            ----              105,609            105,609
Tax Exempt Fund                    ----              453,492            453,492


NOTE: All fees paid under the Investor A and Investor C/B Shares Distribution
      Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                     INVESTOR C SHARES - MONEY MARKET FUNDS
                   INVESTOR B SHARES - NON-MONEY MARKET FUNDS

                                                          NET
                                                       FEES PAID
                                     NET             (SHAREHOLDER
                              FEES PAID (12B-1        SERVICING             NET
                                 COMPONENT)           COMPONENT)            FEES
           FUND              YEAR ENDED 3/31/98   YEAR ENDED 3/31/98        PAID
           ----              ------------------   ------------------        ----
Prime Fund                          ---              $219,261.00      $  219,261.00
Treasury Fund                       ---                25,041             25,041
Equity Income Fund               51,110                17,036             68,146
International Equity Fund         6,518                 2,173              8,691
Government Securities
   Fund                           7,171                 2,988             10,159
Small Company Growth Fund        12,232                4,077             16,309
U.S. Government Bond Fund         4,428                1,846              6,274
International Growth Fund         1,894                  631              2,525
International Value Fund            N/A                  N/A                N/A
Emerging Markets Fund             1,505                  502              2,007
Pacific Growth Fund                 488                  163                651
Global Government Income
   Fund                              48                   20                 68
Value Fund                       68,338               22,779             91,117
Capital Growth Fund              39,286               13,095             52,381
Emerging Growth Fund             13,099                4,366             17,465
Equity Index Fund                  ----                 ----               ----
Managed Index Fund                4,939                4,940              9,879
Managed SmallCap Index Fund         550                  550              1,100
Managed Value Index Fund              2                    1                  3
Managed SmallCap Value
   Index Fund                        12                   11                 23
Disciplined Equity Fund           5,891                1,963              7,854
Marsico Focused Equities
   Fund                             267                   89                356
Marsico Growth & Income
   Fund                             143                   47                190
Balanced Assets Fund             13,783                4,594             18,377
Short-Intermediate
   Government Fund               26,501               12,047             38,548
Short-Term Income Fund            3,483                8,709             12,192
Diversified Income Fund          13,883                5,784             19,667
Strategic Fixed Income Fund       4,844                2,201              7,045
Municipal Income Fund            12,181                5,076             17,257
Short-Term Municipal
   Income Fund                      668                1,670              2,338
Intermediate Municipal
   Bond Fund                      4,830                2,195              7,025
FL Intermediate Municipal
   Fund                           1,183                  537              1,720


                                      105

FL Municipal Bond Fund              125                   52                177
GA Intermediate Municipal
   Fund                           8,039                3,654             11,693
GA Municipal Bond Fund              215                   89                304
MD Intermediate Municipal
   Fund                           7,338                3,335             10,673
MD Municipal Bond Fund               14                    6                 20
NC Intermediate Municipal
   Fund                           6,348                2,886              9,234
NC Municipal Bond Fund               64                   26                 90
SC Intermediate Municipal
   Fund                          19,281                8,764             28,045
SC Municipal Bond Fund              272                  114                386
TN Intermediate Municipal
   Fund                              12                    5                 17
TN Municipal Bond Fund              208                   86                294
TX Intermediate Municipal
   Fund                           2,484                1,129              3,613
TX Municipal Bond Fund              398                  166                564
VA Intermediate Municipal
   Fund                          23,904               10,866             34,770
VA Municipal Bond Fund              137                   57                194
Government Money Market
   Fund                            ----                7,557              7,557
Tax Exempt Fund                    ----              115,616            115,616



                        DAILY SHARES - MONEY MARKET FUNDS



                                                  NET FEES PAID
                                      NET          (SHAREHOLDER
                               FEES PAID (12B-1     SERVICING
                                  COMPONENT)        COMPONENT)          NET
                                  YEAR ENDED       YEAR ENDED          FEES
             FUND                   3/31/98          3/31/98           PAID
             ----                   -------          -------           ----
Prime Fund                     $178,213.00       $178,213.00      $  356,426.00
Treasury Fund                   378,507           378,507          757,014
Government Money Market Fund     17,523            17,523           35,046
Tax-Exempt Fund                  34,060            34,060           68,120

                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN

                                PRIMARY B SHARES


                                      NET ADMIN           NET ADMIN
                                      FEES PAID          FEES WAIVED
                                      ---------          -----------
Prime Fund                           $145,320.00            ----
Treasury Fund                         67,921.00             ----
Equity Income Fund                     24,723.00            ----
International Equity Fund                16,264             ----
Government Securities Fund                2,961             ----

                                NET ADMIN           NET ADMIN
                                FEES PAID           FEES WAIVED
                                ---------           -----------
Small Company Growth Fund          ----                 ----
U.S. Government Bond Fund          ----                 ----
International Growth Fund          ----                 ----
International Value Fund            N/A                  N/A
Emerging Markets Fund               888                 ----
Pacific Growth Fund               1,682                 ----
Global Government Income
   Fund                               1                 ----
Value Fund                       94,267                 ----
Capital Growth Fund              38,659                 ----
Emerging Growth Fund             14,710                 ----
Equity Index Fund                20,313                 ----
Managed Index Fund                    8                 ----
Managed SmallCap Index Fund       1,026                 ----
Managed Value Index Fund           ----                 ----
Managed SmallCap Value
   Index Fund                      ----                 ----
Disciplined Equity Fund           3,779                 ----
Marsico Focused Equities
   Fund                            ----                 ----
Marsico Growth & Income
   Fund                            ----                 ----
Balanced Assets Fund             30,926                 ----
Short-Intermediate
Government Fund                  43,035                 ----
Short-Term Income Fund            1,642                 ----
Diversified Income Fund             767                 ----
Strategic Fixed Income Fund      88,031                 ----
Municipal Income Fund              ----                 ----
Short-Term Municipal
   Income Fund                     ----                 ----
Intermediate Municipal
   Bond Fund                       ----                 ----
FL Intermediate Municipal
   Fund                            ----                 ----

FL Municipal Bond Fund             ----                 ----
GA Intermediate Municipal
   Fund                            ----                 ----
GA Municipal Bond Fund             ----                 ----
Kansas Intermediate
Municipal Fund                      N/A                  N/A
MD Intermediate Municipal
   Fund                            ----                 ----
MD Municipal Bond Fund             ----                 ----
NC Intermediate Municipal
   Fund                            ----                 ----
NC Municipal Bond Fund             ----                 ----
SC Intermediate Municipal
   Fund                            ----                 ----
SC Municipal Bond Fund             ----                 ----
TN Intermediate Municipal
   Fund                            ----                 ----
TN Municipal Bond Fund             ----                 ----
TX Intermediate Municipal
   Fund                            ----                 ----
TX Municipal Bond Fund             ----                 ----
VA Intermediate Municipal
   Fund                            ----                 ----
VA Municipal Bond Fund             ----                 ----
Government Money Market
   Fund                          41,993                 ----
Tax Exempt Fund                  26,714                 ----

SHAREHOLDER SERVICING AGREEMENTS (PRIMARY B SHARES) - MONEY MARKET FUNDS

As stated in the Prospectuses for the Money Market Funds' Primary Shares of NFI and the Prospectuses for the Primary B Shares of NFT, each of NFI and NFT has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Primary B Shares of NFI and the Primary B Shares of NFI and the Primary B Shares of NFT except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plans, NFI and NFT each has entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES) - NON-MONEY MARKET FUNDS

      As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, each Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, each Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

EXPENSES

      The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

      Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

      Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

TRANSFER AGENTS AND CUSTODIANS

      First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

      NationsBank serves as sub-transfer agent for each Fund's Primary Shares.

      The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      The Bank of New York ("BONY"), Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the assets of the international Funds.

      The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

                                   DISTRIBUTOR

      Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

      Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                       INDEPENDENT ACCOUNTANTS AND REPORTS

      At least semi-annually, the Companies will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, 02110 as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 1998. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

      The Annual Reports for the fiscal period ended March 31, 1998 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the International Value Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also is incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL

      Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE

      Yield information and other performance information for each Company's Funds may be obtained by calling the Company at (800) 321-7854.

      From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Company also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

YIELD CALCULATIONS

      The current yield quotations for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the NFI Money Market Funds are computed by determining the net change, exclusive of capital changes, over a seven-day base period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. The net change in account value is divided by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (5/7), with the resulting annualized yield figure carried to the nearest 1/100 of 1%. For purposes of calculating current yield, net change in account value reflects: (i) the value of additional shares purchased with dividends from the original shares and dividends declared on both the original shares and any such additional shares, and (ii) all fees (other than non-recurring account charges) that are charged to all shareholder accounts in proportion to the length of the base period and the average account size of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Money Market Funds. The capital changes excluded from the calculation of current yield are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

      The effective yield quotations for the Primary Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1998, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:


      The yield of the Primary Shares and Investor Shares of the NFP Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

      Yield = 2[(a-b + 1)6 1]
                  cd

Where:  a  =   dividends and interest earned during the period

        b  =   expenses accrued for the period (net of reimbursements)

        c  =   average daily number of shares outstanding during the period that were entitled to receive dividends

        d = maximum offering price per share on the last day of the period

      For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

      MONEY MARKET FUNDS. The "yield" and "effective yield" of Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of each Money Market Fund of NFT are computed separately as described in the Prospectuses according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      In addition, the "tax-equivalent yield" of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from

Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

                                 Seven Day Yield


                                                 Effective
                              Yield              Yield                 Tax
                              Without            Without    Tax      Equivalent
                              Fee      Effective Fee      Equivalent Yield w/o
                     Yield    Waivers    Yield   Waivers    Yield     Waivers
                     -----    -------    -----   -------    -----     -------
Prime Fund
   Primary A Shares  5.47%     5.42%     5.62%    5.57%      n/a       n/a
   Primary B Shares  5.22%     5.17%     5.36%    5.31%      n/a       n/a
   Investor A Shares 5.12%     5.07%     5.25%    5.20%      n/a       n/a
   Investor B Shares 5.22%     5.17%     5.36%    5.31%      n/a       n/a
   Investor C Shares 5.22%     5.17%     5.36%    5.31%      n/a       n/a
   Daily Shares      4.97%     4.92%     5.10%    5.05%      n/a       n/a
Treasury Fund
   Primary A Shares  5.42%     5.37%     5.56%    5.51%      n/a       n/a
   Primary B Shares  5.17%     5.12%     5.30%    5.25%      n/a       n/a
   Investor A Shares 5.07%     5.02%     5.19%    5.14%      n/a       n/a
   Investor B Shares 5.17%     5.12%     5.30%    5.25%      n/a       n/a
   Investor C Shares 5.17%     5.12%     5.30%    5.25%      n/a       n/a
   Daily Shares      4.92%     4.87%     5.04%    4.99%      n/a       n/a


                   SEVEN DAY YIELD FOR THE YEAR ENDED 3/31/98

Tax Equivalent Yields @ 39.6%

                                                                           Tax
                                                       Effective           Equivalent
                                 Yield                 Yield               Yield
                                 Without               Without     Tax     Without
                                 Fee        Effective  Fee      Equivalent Fee
                        Yield    Waivers     Yield     Waivers    Yield    Waivers
                        -----    -------     -----     -------    -----    -------
Government Money
   Market Fund
Primary A Shares         5.30%     5.01%      5.44%      5.15%     n/a       n/a
Primary B Shares         5.05%     4.76%      5.18%      4.89%     n/a       n/a
Investor A Shares        4.95%     4.66%      5.07%      4.78%     n/a       n/a
Investor B Shares        5.05%     4.76%      5.18%      4.89%     n/a       n/a
Investor C Shares        5.05%     4.76%      5.18%      4.89%     n/a       n/a
Daily Shares             4.80%     4.51%      4.92%      4.63%     n/a       n/a

Tax Exempt Fund

Primary A Shares         3.42%     3.16%      3.48%      3.22%     5.66%      5.23%
Primary B Shares         3.17%     2.91%      3.22%      2.96%     5.25%      4.82%
Investor A Shares        3.07%     2.81%      3.12%      2.86%     5.08%      4.65%
Investor B Shares        3.22%     2.96%      3.27%      3.01%     5.33%      4.90%
Investor C Shares        3.17%     2.91%      3.22%      2.96%     5.25%      4.82%
Daily Shares             2.92%     2.66%      2.96%      2.70%     4.83%      4.40%

      NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                  Yield = 2 [(a-b+ 1)6 - 1]
                                 cd

Where:         a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursements).

               c =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

      For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

      Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

      The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

      INVESTOR A SHARES ONLY. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1998 were as follows:


                               THIRTY DAY YIELD FOR THE PERIOD ENDED 3/31/98

                                                                 Tax
                                                                 Equivalent
                                              Yield              Yield
                                             Without     Tax     Without
                                             Fee     Equivalent  Fee
                                   Yield     Waivers    Yield    Waivers
                                   -----     -------    -----    -------
Short-Intermediate Government Fund
Primary A Shares                    5.42%       5.22%    n/a       n/a
Primary B Shares                    n/a         n/a      n/a       n/a
Investor A Shares                   5.17%       4.97%    n/a       n/a
Investor B Shares                   4.57%       4.37%    n/a       n/a
Investor C Shares                   4.57%       4.37%    n/a       n/a

Short-Term Income Fund
Primary A Shares                    5.09%       4.79%    n/a       n/a
Primary B Shares                    n/a         n/a      n/a       n/a
Investor A Shares                   4.83%       4.53%    n/a       n/a
Investor B Shares                   4.23%       3.93%    n/a       n/a
Investor C Shares                   4.43%       4.13%    n/a       n/a

Diversified Income Fund
Primary A Shares                    6.43%       6.33%    n/a       n/a
Primary B Shares                    4.86%       4.76%    n/a       n/a
Investor A Shares                   6.15%       6.05%    n/a       n/a
Investor B Shares                   5.56%       5.46%    n/a       n/a
Investor C Shares                   5.56%       5.46%    n/a       n/a

Strategic Fixed Income Fund
Primary A Shares                    5.93%       5.82%    n/a       n/a
Primary B Shares                    n/a        n/a       n/a       n/a
Investor A Shares                   5.73%       5.62%    n/a       n/a
Investor B Shares                   5.12%       5.01%    n/a       n/a
Investor C Shares                   5.22%       5.11%    n/a       n/a

Municipal Income Fund
Primary A Shares                    4.80%       4.56%    7.95%    7.55%
Investor A Shares                   4.60%       4.36%    7.62%    7.22%
Investor B Shares                   3.95%       3.71%    6.54%    6.14%
Investor C Shares                   4.05%       3.81%    6.71%    6.31%

Short-Term Municipal Income Fund
Primary A Shares                    4.19%       3.82%    6.94%    6.32%
Investor A Shares                   3.99%       3.62%    6.61%    5.99%
Investor B Shares                   3.84%       3.47%    6.36%    5.75%
Investor C Shares                   3.84%       3.47%    6.36%    5.75%

Intermediate Municipal Bond Fund
Primary A Shares                    4.66%       4.42%    7.72%    7.32%
Investor A Shares                   4.45%       4.21%    7.37%    6.97%
Investor B Shares                   3.85%       3.61%    6.37%    5.98%
Investor C Shares                   4.15%       3.91%    6.87%    6.47%

Florida Intermediate Municipal Bond Fund
Primary A Shares                    4.75%       4.49%    7.86%    7.43%
Investor A Shares                   4.55%       4.29%    7.53%    7.10%
Investor B Shares                   3.95%       3.69%    6.54%    6.11%
Investor C Shares                   3.95%       3.69%    6.54%    6.11%

                                                                 Tax
                                                                 Equivalent
                                              Yield              Yield
                                             Without     Tax     Without
                                             Fee     Equivalent  Fee
                                   Yield     Waivers    Yield    Waivers
                                   -----     -------    -----    -------
Georgia Intermediate Municipal Bond Fund
Primary A Shares                    4.61%       4.36%   8.12%      7.68%
Investor A Shares                   4.41%       4.16%   7.77%      7.33%
Investor B Shares                   3.81%       3.56%   6.71%      6.27%
Investor C Shares                   3.81%       3.56%   6.71%      6.27%

Maryland Intermediate
Municipal Bond Fund
Primary A Shares                    4.54%       4.24%    7.90%     7.38%
Investor A Shares                   4.34%       4.04%    7.55%     7.03%
Investor B Shares                   3.74%       3.44%    6.51%     5.99%
Investor C Shares                   3.74%       3.44%    6.51%     5.99%

North Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                    4.68%       4.42%    8.40%     7.93%
Investor A Shares                   4.48%       4.22%    8.04%     7.57%
Investor B Shares                   3.88%       3.62%    6.96%     6.50%
Investor C Shares                   3.88%       3.62%    6.96%     6.50%

South Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                    4.91%       4.66%    8.74%     8.30%
Investor A Shares                   4.71%       4.46%    8.38%     7.94%
Investor B Shares                   4.10%       3.85%    7.30%     6.85%
Investor C Shares                   4.11%       3.86%    7.32%     6.87%

Tennessee Intermediate
   Municipal Bond Fund
Primary A Shares                    4.58%       4.24%    8.07%     7.47%
Investor A Shares                   4.38%       4.04%    7.71%     7.12%
Investor B Shares                   3.78%       3.44%    6.66%     6.06%
Investor C Shares                   3.74%       3.40%    6.59%     5.99%

Texas Intermediate Municipal
Bond Fund
Primary A Shares                    4.77%       4.52%    7.90%    7.48%
Investor A Shares                   4.57%       4.32%    7.57%    7.15%
Investor B Shares                   3.97%       3.72%    6.57%    6.16%
Investor C Shares                   3.97%       3.72%    6.57%    6.16%

Virginia Intermediate
Municipal Bond Fund
Primary A Shares                    4.71%       4.47%    8.27%     7.85%
Investor A Shares                   4.51%       4.27%    7.92%     7.50%
Investor B Shares                   3.91%       3.67%    6.87%     6.45%
Investor C Shares                   3.91%       3.67%    6.87%     6.45%

Florida Municipal Bond Fund
Primary A Shares                    4.84%       4.54%    8.01%    7.52%
Investor A Shares                   4.63%       4.33%    7.67%    7.17%
Investor B Shares                   3.98%       3.68%    6.59%    6.09%
Investor C Shares                   3.98%       3.68%    6.59%    6.09%

Georgia Municipal Bond Fund
Primary A Shares                    4.71%       4.29%    8.30%     7.56%
Investor A Shares                   4.52%       4.10%    7.96%     7.22%
Investor B  Shares                  3.87%       3.45%    6.82%     6.08%
Investor C Shares                   3.88%       3.46%    6.83%     6.09%

Maryland Municipal Bond Fund
Primary A Shares                    4.49%       4.02%    7.81%     7.00%
Investor A Shares                   4.29%       3.82%    7.47%     6.65%
Investor B Shares                   3.64%       3.17%    6.34%     5.52%
Investor C Shares                   3.75%       3.28%    6.53%     5.71%

                                                                 Tax
                                                                 Equivalent
                                              Yield              Yield
                                             Without     Tax     Without
                                             Fee     Equivalent  Fee
                                   Yield     Waivers    Yield    Waivers
                                   -----     -------    -----    -------
North Carolina Municipal Bond Fund
Primary A Shares                    4.68%       4.35%    8.40%     7.81%
Investor A Shares                   4.48%       4.15%    8.04%     7.45%
Investor B Shares                   3.83%       3.50%    6.87%     6.28%
Investor C Shares                   3.84%       3.51%   6.89%     6.30%

South Carolina Municipal Bond Fund
Primary A Shares                    4.71%       4.32%    8.38%     7.69%
Investor A Shares                   4.51%       4.12%    8.03%     7.33%
Investor B Shares                   3.86%       3.47%    6.87%     6.18%
Investor C Shares                   3.86%       3.47%    6.87%     6.18%

Tennessee Municipal Bond Fund
Primary A Shares                    4.65%       4.05%    8.19%     7.13%
Investor A Shares                   4.45%       3.85%    7.84%     6.78%
Investor B Shares                   3.80%       3.20%    6.69%     5.64%
Investor C Shares                   3.79%       3.19%    6.68%     5.62%

Texas Municipal Bond Fund
Primary A Shares                    4.75%       4.28%    7.86%    7.09%
Investor A Shares                   4.55%       4.08%    7.53%    6.75%
Investor B Shares                   3.90%       3.43%    6.46%    5.68%
Investor C Shares                   3.89%       3.42%    6.44%    5.66%

Virginia Municipal Bond Fund
Primary A Shares                    4.77%       4.40%    8.38%     7.73%
Investor A Shares                   4.57%       4.20%    8.03%     7.38%
Investor B Shares                   3.90%       3.53%    6.85%     6.20%
Investor C Shares                   3.86%       3.49%    6.78%     6.13%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%;; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

      Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

      For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
 tax-free
yield of:                      A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                   5.91%              6.17%               6.65%
--------------------------------------------------------------------------------
   5%                   7.39%              7.71%               8.31%
--------------------------------------------------------------------------------
   6%                   8.87%              9.25%               9.97%
--------------------------------------------------------------------------------
   7%                   10.34%             10.79%              11.64%
--------------------------------------------------------------------------------
   8%                   11.82%             12.33%              13.30%
--------------------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:               A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                     6.00%              6.26%               6.75%
--------------------------------------------------------------------------------
   5%                     7.50%              7.82%               8.43%
--------------------------------------------------------------------------------
   6%                     9.00%              9.39%             10.12%
--------------------------------------------------------------------------------
   7%                   10.50%             10.95%              11.81%
--------------------------------------------------------------------------------
   8%                   12.00%             12.52%              13.50%
--------------------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:

-------------------------------------------------------------------------------------------
Single Return    $25,351-$60,000  $60,001-$61,400     $61,401-$128,100    $128,101-$278,450
                 (28%, 7%)        (28%, 7.75%)        (31%, 7.75%)        (36%, 7.75%)
-------------------------------------------------------------------------------------------
Joint Return    $42,351-$100,000  $100,001-$102,300   $102,301-$155,950   $155,951-$278,450
                (28%, 7%)         (28%,7.75%)         (31%, 7.75%)        (36%, 7.75%)
-------------------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

-------------------------------------------------------------------
     4%             5.97%       60.22%        6.28%        6.78%
-------------------------------------------------------------------
     5%             7.47%        7.53%        7.86%        8.42%
-------------------------------------------------------------------
     6%             8.96%        9.03%        9.43%       10.16%
-------------------------------------------------------------------
     7%            10.45%       10.54%       11.00%       11.86%
-------------------------------------------------------------------
     8%            11.95%       12.04%       12.57%       13.55%
-------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:


--------------------------------------------------------------------------------
Single Return       $25,351-$61,400   $61,401-$128,100    $128,101-$278,450
                    (28%, 7%)         (31%, 7%)           (36%, 7%)
--------------------------------------------------------------------------------
Joint Return        $42,351-$102,300  $102,301-$155,950   $155,951-$278,450
                    (28%, 7%)         (31%, 7%)           (36%, 7%)
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.97%        6.23%        6.72%
------------------------------------------------------
     5%             7.43%        7.79%        8.40%
------------------------------------------------------
     6%             8.96%        9.35%       10.08%
------------------------------------------------------
     7%            10.45%       10.91%       11.76%
------------------------------------------------------
     8%            11.95%       12.47%       13.44%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:


-------------------------------------------------------
4%                  5.91%        6.17%        6.65%
-------------------------------------------------------
5%                  7.39%        7.71%        8.31%
-------------------------------------------------------

-------------------------------------------------------
6%                  8.87%        9.25%        9.97%
-------------------------------------------------------
7%                 10.34%       10.79%       11.64%
-------------------------------------------------------
8%                 11.82%       12.33%       13.30%
-------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-128,100     $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.89%        6.15%        6.63%
------------------------------------------------------
     5%             7.37%        7.69%        8.29%
------------------------------------------------------
     6%             8.84%        9.23%       9.95%
------------------------------------------------------
     7%            10.32%       10.76%       11.60%
------------------------------------------------------
     8%            11.79%       12.30%       13.26%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:


--------------------------------------------------------------------------------
Single Return        $25,351-$61,400    $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,352-$102,300   $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.56%        5.80%        6.25%
------------------------------------------------------
     5%             6.94%        7.25%        7.81%
------------------------------------------------------
     6%             8.33%        8.70%        9.38%
------------------------------------------------------
     7%             9.72%       10.14%       10.94%
------------------------------------------------------
     8%            11.11%       11.59%       12.50%
------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

      There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                             Thirty Day Yield

                                                       Yield Without
    Government Securities Fund            Yield         Fee Waivers
                                          -----             -------
       Primary A Shares                   5.42%            5.28%
       Primary B Shares                    n/a              n/a
       Investor A Shares                  5.17%            5.03%
       Investor B Shares                  4.57%            4.43%
       Investor C Shares                  4.57%            4.43%

      During the period for which certain yield quotations are given above, NationsBank and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.



TOTAL RETURN CALCULATIONS

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1 + T)n = ERV

Where:      P =   a hypothetical initial payment of $1,000

            T =   average annual total return

            n =   number of years

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

      The following figures, for the period ended March 31, 1998, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

                                                            INCEPTION
                                            INCEPTION        THROUGH
                                         THROUGH 3/31/98     3/31/98
                                         WITHOUT SALES      INCLUDING
     AVERAGE ANNUAL TOTAL RETURNS            CHARGES      SALES CHARGES
     ----------------------------            -------      -------------
     Emerging Markets Fund
         Primary A. Shares                   -6.39%           2.97%
         Primary B Shares                    -6.80%           0.02%
         Investor A Shares                   -6.60%           2.74%
         Investor B Shares                   -11.89%          0.91%
         Investor C Shares                   -7.17%           2.19%

     Pacific Growth Fund
         Primary A Shares                    -28.35%          -9.86%
         Primary B Shares                    -28.77%         -17.22%
         Investor A Shares                   -28.59%         -10.12%
         Investor B Shares                   -32.57%         -11.72%
         Investor C Shares                   -28.91%         -10.53%

     Global Government Income Fund
         Primary A Shares                     3.38%           4.61%
         Primary B Shares                     3.20%           2.92%
         Investor A Shares                    3.12%           4.35%
         Investor B Shares                   -2.50%           2.62%
         Investor C Shares                    2.63%           3.92%



      The Primary Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Global Government Income Fund) or a three-month (in the case of the Emerging Markets Fund and Pacific Growth Fund) period as a percentage of the maximum offering price per share on the last day of such period.

      The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.


                         AVERAGE ANNUAL TOTAL RETURN

                                                       5 YEAR PERIOD
                                                      ENDED 3/31/98 OR
                                     ONE YEAR             INCEPTION
                               PERIOD ENDED 3/31/98    THROUGH 3/31/98
                               --------------------    ---------------

     Equity Income Fund
        Primary A Shares             37.21%                17.82%
        Primary B                    36.36%                26.74%
        Investor A                   36.92%                17.53%
        Investor B                   36.02%                17.66%
        Investor C                   36.28%                16.85%

     International Equity Fund
        Primary A                    16.06%                10.68%
        Primary B                    15.09%                 7.93%
        Investor A                   15.77%                10.41%
        Investor B                   14.93%                 8.77%
        Investor C                   15.05%                 9.69%

     Government Securities Fund
        Primary A                    11.65%                 5.22%
        Primary B                    11.23%                 7.93%
        Investor A                   11.37%                 5.00%
        Investor B                   10.78%                 4.45%
        Investor C                   10.84%                 4.50%



                                        AVERAGE ANNUAL TOTAL RETURN


                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Value Fund
            Primary A Shares               38.53%       20.29%     16.64%
            Primary B Shares                 38.09%     28.98%    n/a
            Investor A Shares               38.22%      20.03%     16.86%
            Investor B Shares               32.29%      19.85%    n/a
            Investor C Shares               37.55%      19.35%     19.02%

                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Capital Growth Fund
            Primary A Shares                53.89%      19.35%     19.47%
            Primary B Shares                52.99%      32.46%    n/a
            Investor A Shares               53.83%      19.11%     19.23%
            Investor B Shares               47.52%      19.63%    n/a
            Investor C Shares               53.02%      18.41%     18.51%
       Emerging Growth Fund
            Primary A Shares                45.09%      19.30%     17.92%
            Primary B Shares                44.33%      18.40%    n/a
            Investor A Shares               44.86%      19.04%     18.00%
            Investor B Shares               38.64%      18.88%    n/a
            Investor C Shares               43.80%      18.31%     17.31%
       Managed Index Fund
            Primary A Shares               47.54%       41.04%    n/a
            Primary B Shares               46.88%       40.66%    n/a
            Investor A Shares              47.21%       40.78%    n/a
            Investor C Shares              46.71%       40.48%    n/a
       Managed SmallCap Index Fund
            Primary A Shares               47.71%       29.41%    n/a
            Primary B Shares               47.04%       28.88%    n/a
            Investor A Shares              47.35%       29.06%    n/a
            Investor C Shares              47.10%       28.96%    n/a
       Managed Value Index Fund
            Primary A Shares              n/a           13.78%    n/a
            Primary B Shares              n/a          n/a        n/a
            Investor A Shares             n/a           13.68%    n/a
            Investor C Shares             n/a           13.69%    n/a
       Managed SmallCap Value Index Fund
            Primary A Shares              n/a           14.88%    n/a
            Primary B Shares              n/a           n/a       n/a
            Investor A Shares             n/a           14.79%    n/a
            Investor C Shares             n/a           14.71%    n/a
       Disciplined Equity Fund
            Primary A Shares               48.65%       21.56%     27.15%
            Primary B Shares               48.44%       33.67%    n/a
            Investor A Shares              48.28%       21.37%    n/a
            Investor B Shares              42.14%       23.88%    n/a
            Investor C Shares               47.38%      29.66%    n/a

                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Equity Index Fund
            Primary A Shares                47.38%      24.74%    n/a
            Primary B Shares               46.75%       34.01%    n/a
            Investor A Shares              46.58%       31.44%    n/a
       Balanced Assets Fund
            Primary A Shares               30.35%       14.38%     14.62%
            Primary B Shares               29.90%       21.95%    n/a
            Investor A Shares              30.13%       14.13%     14.37%
            Investor B Shares              24.35%       13.96%    n/a
            Investor C Shares              29.43%       13.45%     13.67%
       Short-Intermediate Government Fund
            Primary A Shares                9.11%       5.08%       6.66%
            Primary B Shares                 8.74%      6.85%     n/a
            Investor A Shares               8.89%       4.87%       6.50%
            Investor B Shares               4.35%       4.15%     n/a
            Investor C Shares               8.45%       4.48%       5.03%
       Short-Term Income Fund
            Primary A Shares                6.89%       5.45%       5.45%
            Primary B Shares                6.58%       6.00%     n/a
            Investor A Shares               6.67%       5.26%       5.20%
            Investor B Shares               6.51%       5.16%     n/a
            Investor C Shares               6.51%       5.04%       5.01%
       Diversified Income Fund
            Primary A Shares                11.07%      7.63%       8.73%
            Primary B Shares                10.29%      8.26%     n/a
            Investor A Shares               10.80%      7.41%       8.46%
            Investor B Shares                5.18%      6.35%     n/a
            Investor C Shares               10.27%      6.92%       8.10%
       Strategic Fixed Income Fund
            Primary A Shares                10.53%      6.07%       6.80%
            Primary B Shares                10.12%      7.64%     n/a
            Investor A Shares               10.30%      5.87%       6.59%
            Investor B Shares                5.73%      5.01%     n/a
            Investor C Shares                9.87%      5.46%       6.22%
       Municipal Income Fund
            Primary A Shares                11.12%      6.97%       8.11%
            Investor A Shares               10.89%      6.74%       7.95%
            Investor B Shares                5.23%      5.54%     n/a
            Investor C Shares               10.37%      6.23%       6.92%

                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Short-Term Municipal Income Fund
            Primary A Shares                 5.33%      4.38%     n/a
            Investor A Shares                5.12%      4.25%     n/a
            Investor B Shares                4.96%      4.02%     n/a
            Investor C Shares                4.99%      4.64%     n/a
       Intermediate Municipal Bond Fund
            Primary A Shares                 8.20%      5.55%     n/a
            Investor A Shares                7.99%      5.14%     n/a
            Investor B Shares                3.50%      4.37%     n/a
            Investor C Shares                7.62%      7.45%     n/a
       Florida Intermediate Municipal Bond Fund
            Primary A Shares                 8.55%      5.78%       6.18%
            Investor A Shares                8.34%      5.58%       6.00%
            Investor B Shares                3.80%      4.73%     n/a
            Investor C Shares                7.80%      5.16%       5.58%
       Georgia Intermediate Municipal Bond Fund
            Primary A Shares                 8.45%      5.59%       6.54%
            Investor A Shares                8.24%      5.39%       6.41%
            Investor B Shares                3.70%      4.59%     n/a
            Investor C Shares                7.70%      5.00%       5.73%
       Maryland Intermediate Municipal Bond Fund
            Primary A Shares                 7.83%      5.33%       6.73%
            Investor A Shares                7.61%      5.11%       6.58%
            Investor B Shares                3.07%      4.31%     n/a
            Investor C Shares                7.07%      4.69%       5.22%
       North Carolina Intermediate
          Municipal Bond Fund
            Primary A Shares                 8.39%      5.62%       6.02%
            Investor A Shares                8.17%      5.42%       5.81%
            Investor B Shares                3.64%      4.59%     n/a
            Investor C Shares                7.64%      4.98%       5.41%
       South Carolina Intermediate
          Municipal Bond Fund
            Primary A Shares                 7.88%      5.68%       6.30%
            Investor A Shares                7.67%      5.48%       6.22%
            Investor B Shares                3.13%      4.68%     n/a
            Investor C Shares                7.13%      5.06%       5.63%
       Tennessee Intermediate
          Municipal Bond Fund
            Primary A Shares                 7.99%      5.40%     n/a
            Investor A Shares                7.77%      5.30%     n/a
            Investor B Shares                3.24%      4.55%     n/a
            Investor C Shares                7.29%      7.34%     n/a

                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Texas Intermediate Municipal
          Bond Fund
            Primary A Shares                 8.09%      5.37%       5.71%
            Investor A Shares                7.87%      5.16%       5.20%
            Investor B Shares                3.34%      4.30%     n/a
            Investor C Shares                7.34%      7.07%     n/a

       Virginia Intermediate Municipal
          Bond Fund
            Primary A Shares                 8.12%      5.38%       6.52%
            Investor A Shares                7.91%      5.17%       6.37%
            Investor B Shares                3.37%      4.32%     n/a
            Investor C Shares                7.37%      4.77%       5.27%
       Florida Municipal Bond Fund
            Primary A Shares                10.60%      5.50%     n/a
            Investor A Shares               10.38%      5.15%     n/a
            Investor B Shares                4.71%      4.12%     n/a
            Investor C Shares                9.83%      9.78%     n/a
       Georgia Municipal Bond Fund
            Primary A Shares                10.43%      5.27%     n/a
            Investor A Shares               10.22%      5.12%     n/a
            Investor B Shares                4.54%      4.12%     n/a
            Investor C Shares                9.64%      9.82%     n/a
       Maryland Municipal Bond Fund
            Primary A Shares                10.62%      8.40%     n/a
            Investor A Shares               10.40%      5.30%     n/a
            Investor B Shares                4.72%      3.81%     n/a
            Investor C Shares                9.88%      9.50%     n/a
       North Carolina Municipal Bond
          Fund
            Primary A Shares                10.86%      5.16%     n/a
            Investor A Shares               10.64%      5.18%     n/a
            Investor B Shares                4.96%      4.10%     n/a
            Investor C Shares               10.07%      9.82%     n/a
       South Carolina Municipal Bond
          Fund
            Primary A Shares                10.04%      5.92%     n/a
            Investor A Shares                9.82%      6.06%     n/a
            Investor B Shares                4.15%      4.74%     n/a
            Investor C Shares                9.29%      9.64%     n/a
       Tennessee Municipal Bond Fund
            Primary A Shares                10.45%      6.93%     n/a
            Investor A Shares               10.23%      5.89%     n/a
            Investor B Shares                4.56%      4.60%     n/a
            Investor C Shares                9.65%      9.85%     n/a
       Texas Municipal Bond Fund
            Primary A Shares                11.12%      5.39%     n/a
            Investor A Shares               10.90%      5.40%     n/a
            Investor B Shares                5.23%      4.20%     n/a
            Investor C Shares               10.31%      9.91%     n/a

                                                                 10 YEAR
                                                                 PERIOD
                                                                 ENDED
                                            ONE                  3/31/98
                                           YEAR       5-YEAR     OR
                                          PERIOD      PERIOD     INCEPTION
                                           ENDED      ENDING     THROUGH
                                          3/31/98     3/31/98    3/31/98
                                          -------     -------    -------
       Virginia Municipal Bond Fund
            Primary A Shares                11.11%      5.26%    n/a
            Investor A Shares               10.88%      5.44%    n/a
            Investor B Shares                5.21%      4.05%    n/a
            Investor C Shares               10.31%     10.02%    n/a



                          AGGREGATE ANNUAL TOTAL RETURN


                                              5-Year    5-Year
                                              period    period  Inception  Inception
                           FYE       FYE      ending    ending   through    through
                         3/31/98   3/31/98   3/31/98   3/31/98   3/31/98    3/31/98
                         Without  Including  Without  Including  Without   Including
                          Sales     Sales     Sales     Sales     Sales      Sales
                         Charges   Charges   Charges   Charges   Charges    Charges

Value Fund
   Primary A Shares        38.53%  n/a       151.82%    n/a      271.65%    n/a

   Primary B Shares        38.09%  n/a        56.33%    n/a      n/a        n/a
   Investor A Shares       38.22%  n/a       149.14%    n/a      265.53%    n/a
   Investor B Shares       37.29% 32.29%     141.05%    139.05%  n/a        n/a
   Investor C Shares       37.55%  n/a       142.16%    n/a      173.87%    n/a

Capital Growth Fund
   Primary A Shares        53.89%  n/a       142.20%    n/a      165.98%    n/a
   Primary B Shares        52.99%  n/a        63.81%    n/a      n/a        n/a
   Investor A Shares       53.83%  n/a       139.73%    n/a      162.83%    n/a

   Investor B Shares       52.52% 47.52%     138.98%    136.98%  n/a        n/a
   Investor C Shares       53.02%  n/a       132.79%    n/a      154.26%    n/a

Emerging Growth Fund
   Primary A Shares        45.09%  n/a       141.68%    n/a      140.47%    n/a
   Primary B Shares        44.33%  n/a        34.52%    n/a      n/a        n/a
   Investor A Shares       44.86%  n/a       139.05%    n/a      140.63%    n/a
   Investor B Shares       43.64% 38.64%     131.95%    129.95%  n/a        n/a
   Investor C Shares       43.80%  n/a       131.82%    n/a      132.52%    n/a

Managed Index Fund
 Primary A Shares         n/a      n/a        47.54%    n/a       77.38%    n/a
 Primary B Shares         n/a      n/a        46.88%    n/a       76.58%    n/a
 Investor A Shares        n/a      n/a        47.21%    n/a       76.84%    n/a
 Investor C Shares        n/a      n/a        46.71%    n/a       76.21%    n/a

Managed SmallCap Index Fund
 Primary A Shares         n/a      n/a        47.71%    n/a       45.69%    n/a
 Primary B Shares         n/a      n/a        47.04%    n/a       44.82%    n/a
 Investor A Shares        n/a      n/a        47.35%    n/a       45.12%    n/a
 Investor C Shares        n/a      n/a        47.10%    n/a       44.96%    n/a

                                      128

Managed Value Index Fund
 Primary A Shares         n/a      n/a        13.78%    n/a      n/a        n/a
 Primary B Shares         n/a      n/a       n/a        n/a      n/a        n/a
 Investor A Shares        n/a      n/a        13.68%    n/a      n/a        n/a
 Investor C Shares        n/a      n/a        13.78%    n/a      n/a        n/a

Managed SmallCap Value Index Fund
 Primary A Shares         n/a      n/a        14.88%    n/a      n/a        n/a
 Primary B Shares         n/a      n/a       n/a        n/a      n/a        n/a
 Investor A Shares        n/a      n/a        14.79%    n/a      n/a        n/a
 Investor C Shares        n/a      n/a        14.71%    n/a      n/a        n/a

Disciplined Equity Fund
   Primary A Shares        48.65%  n/a       165.46%    n/a      274.43%    n/a
   Primary B Shares        48.44%  n/a        66.45%    n/a      n/a        n/a
   Investor A Shares       48.28%  n/a       147.57%    n/a      n/a        n/a
   Investor B Shares       47.14% 42.14%     130.69%    127.69%  n/a        n/a
   Investor C Shares       47.38%  n/a       111.83%    n/a      n/a        n/a

Equity Index Fund
   Primary A Shares       n/a      n/a        47.38%    n/a      158.29%    n/a
   Primary B Shares       n/a      n/a        46.75%    n/a       67.19%    n/a
  Investor A Shares       n/a      n/a        46.58%    n/a       96.62%    n/a

Balanced Assets Funds
   Primary A Shares        30.35%  n/a        95.79%    n/a      111.80%    n/a
   Primary B Shares        29.90%  n/a        41.67%    n/a      n/a        n/a
   Investor A Shares       30.13%  n/a        93.66%    n/a      109.15%    n/a
   Investor B Shares       29.35%  24.35%     89.55%    87.55%   n/a        n/a
   Investor C Shares       29.43%  n/a        87.94%    n/a      102.19%    n/a

Short-Intermediate
Government Fund
   Primary A Shares         9.11%  n/a        28.10%    n/a       53.69%    n/a
   Primary B Shares         8.74%  n/a        12.33%    n/a       n/a        n/a
   Investor A Shares        8.89%  n/a        26.86%    n/a       52.00%    n/a
   Investor B Shares        8.35%  4.35%      23.56%   23.56%     n/a        n/a
   Investor C Shares        8.45%  n/a        24.48%    n/a       32.85%    n/a

Short-Term Income Fund
   Primary A Shares         6.89%  n/a        33.86%    n/a       n/a        n/a
   Primary B Shares         6.58%  n/a         9.33%    n/a       n/a        n/a
   Investor A Shares        6.67%  n/a        32.10%    n/a       n/a        n/a
   Investor B Shares        6.51%  n/a        27.41%    n/a       n/a        n/a
   Investor C. Shares       6.51%  n/a        30.80%    n/a       n/a        n/a

Diversified Income Fund
   Primary A Shares        11.07%  n/a        44.45%    n/a       57.37%     n/a
   Primary B Shares        10.29%  n/a        14.95%    n/a       n/a        n/a
   Investor A Shares       10.80%  n/a        42.94%    n/a       54.36%     n/a
   Investor B Shares       10.18%  5.18%      36.49%    35.50%    n/a        n/a
   Investor C Shares       10.27%  n/a        39.74%    n/a       52.22%     n/a

Strategic Fixed Income
Fund
   Primary A Shares        10.53%  n/a        34.27%    n/a       42.81%    n/a
   Primary B Shares        10.12%  n/a        12.64%    n/a       n/a        n/a
   Investor A Shares       10.30%  n/a        32.99%    n/a       40.84%    n/a
   Investor B Shares        9.73%  5.73%      28.47%   28.47%     n/a        n/a
   Investor C Shares        9.87%  n/a        30.47%    n/a       38.27%    n/a

Municipal Income Fund
   Primary A Shares        11.12%  n/a        40.04%    n/a       74.82%    n/a
   Investor A Shares       10.89%  n/a        38.59%    n/a       72.94%    n/a
   Investor B Shares       10.23%  5.23%      31.65%    30.65%    n/a       n/a
   Investor C Shares       10.37%  n/a        35.28%    n/a       47.31%    n/a

                                      129

Short-Term Municipal Income Fund
   Primary A Shares         5.33%  n/a        21.16%    n/a      n/a        n/a
   Investor A Shares        5.12%  n/a        20.17%    n/a      n/a        n/a
   Investor B Shares        4.96%  n/a        19.25%    n/a      n/a        n/a
   Investor C Shares        4.99%  n/a        19.16%    n/a      n/a        n/a

Intermediate Municipal Bond Fund
   Primary A Shares         8.20%  n/a        28.66%    n/a      n/a        n/a
   Investor A Shares        7.99%  n/a        26.04%    n/a      n/a        n/a
   Investor B Shares        7.50%  3.50%      22.34%    22.34%   n/a        n/a
   Investor C Shares        7.62%  n/a        27.77%    n/a      n/a        n/a

Florida Intermediate Municipal Bond Fund
   Primary A Shares         8.55%  n/a        32.45%    n/a       37.41%    n/a
   Investor A Shares        8.34%  n/a        31.19%    n/a       36.17%    n/a
   Investor B Shares        7.80%  3.80%      26.89%    26.89%    n/a       n/a
   Investor C Shares        7.80%  n/a        28.61%    n/a       33.24%    n/a

Georgia Intermediate Municipal Bond Fund
   Primary A Shares         8.45%  n/a        31.27%    n/a       46.97%    n/a
   Investor A Shares        8.24%  n/a        30.03%    n/a       44.35%    n/a
   Investor B Shares        7.70%  3.70%      26.09%    26.09%    n/a       n/a
   Investor C Shares        7.70%  n/a        27.60%    n/a       38.05%    n/a

Maryland Intermediate
Municipal Bond Fund
   Primary A Shares         7.83%  n/a        29.62%    n/a       63.86%    n/a
   Investor A Shares        7.61%  n/a        28.29%    n/a       62.11%    n/a
   Investor B Shares        7.07%  3.07%      24.49%    24.49%    n/a       n/a
   Investor C Shares        7.07%  n/a        25.73%    n/a       34.20%    n/a

North Carolina Intermediate Municipal Bond Fund
   Primary A Shares         8.39%  n/a        31.45%    n/a       36.36%    n/a
   Investor A Shares        8.17%  n/a        30.21%    n/a       34.87%    n/a
   Investor B Shares        7.64%  3.64%      26.10%    26.10%     n/a      n/a
   Investor C Shares        7.64%  n/a        27.53%    n/a       32.14%    n/a

South Carolina Intermediate Municipal Bond Fund
   Primary A Shares         7.88%  n/a        31.79%    n/a       46.34%    n/a
   Investor A Shares        7.67%  n/a        30.57%    n/a       42.76%    n/a
   Investor B Shares        7.13%  3.13%      26.60%    26.60%    n/a       n/a
   Investor C Shares        7.13%  n/a        27.99%    n/a       37.31%    n/a

Tennessee Intermediate Municipal Bond Fund
   Primary A Shares         7.99%  n/a        29.81%    n/a      n/a        n/a
   Investor A Shares        7.77%  n/a        29.45%    n/a      n/a        n/a
   Investor B Shares        7.24%  3.24%      25.85%    25.85%   n/a        n/a
   Investor C Shares        7.29%  n/a        27.29%    n/a      n/a        n/a

Texas Intermediate Municipal Bond Fund
  Primary A Shares          8.09%  n/a        29.87%    n/a       33.58%    n/a
   Investor A Shares        7.87%  n/a        28.63%    n/a       29.89%    n/a
   Investor B Shares        7.34%  3.34%      24.28%    24.28%    n/a       n/a
   Investor C Shares        7.34%  n/a        26.23%    n/a       n/a       n/a


                                      130

Virginia Intermediate Municipal Bond Fund
   Primary A Shares         8.12%  n/a        29.97%    n/a       71.39%    n/a
   Investor A Shares        7.91%  n/a        28.65%    n/a       67.14%    n/a
   Investor B Shares        7.37%  3.37%      24.60%    24.60%    n/a       n/a
   Investor C Shares        7.37%  n/a        26.21%    n/a       34.61%    n/a

Florida Municipal Bond Fund
   Primary A Shares        10.60%  n/a        25.90%    n/a      n/a        n/a
   Investor A Shares       10.38%  n/a        24.15%    n/a      n/a        n/a
   Investor B Shares        9.71%  4.71%      21.63%    20.63%   n/a        n/a
   Investor C Shares        9.83%  n/a        37.44%    n/a      n/a        n/a

Georgia Municipal Bond Fund

Primary A Shares           10.43%  n/a        24.17%    n/a      n/a        n/a
   Investor A Shares       10.22%  n/a        23.64%    n/a      n/a        n/a
   Investor B Shares        9.54%  4.54%      21.67%    20.67%   n/a        n/a
   Investor C Shares        9.64%  n/a        37.62%    n/a      n/a        n/a

Maryland Municipal Bond Fund

Primary A Shares           10.62%  n/a        32.90%    n/a      n/a        n/a
   Investor A Shares       10.40%  n/a        25.57%    n/a      n/a        n/a
   Investor B Shares        9.72%  4.72%      20.08%    19.08%   n/a        n/a
   Investor C Shares        9.88%  n/a        36.24%    n/a      n/a        n/a

North Carolina Municipal Bond Fund

Primary A Shares           10.86%  n/a        23.65%    n/a      n/a        n/a
   Investor A Shares       10.64%  n/a        24.96%    n/a      n/a        n/a
   Investor B Shares        9.96%  4.96%      21.55%    20.55%   n/a        n/a
   Investor C Shares       10.07%  n/a        37.62%    n/a      n/a        n/a

South Carolina Municipal Bond Fund

Primary A Shares           10.04%  n/a        27.75%    n/a      n/a        n/a
   Investor A Shares        9.82%  n/a        29.51%    n/a      n/a        n/a
   Investor B Shares        9.15%  4.15%      24.85%    23.85%   n/a        n/a
   Investor C Shares        9.29%  n/a        36.83%    n/a      n/a        n/a

Tennessee Municipal Bond Fund

Primary A Shares           10.45%  n/a        31.44%    n/a      n/a        n/a
   Investor A Shares       10.23%  n/a        28.73%    n/a      n/a        n/a
   Investor B Shares        9.56%  4.56%      24.12%    23.12%   n/a        n/a
   Investor C Shares        9.65%  n/a        37.72%    n/a      n/a        n/a

Texas Municipal Bond Fund

Primary A Shares           11.12%  n/a        24.37%    n/a      n/a        n/a
   Investor A Shares       10.90%  n/a        25.27%    n/a      n/a        n/a
   Investor B Shares       10.23%  5.23%      22.04%    21.04%   n/a        n/a
   Investor C Shares       10.31%  n/a        37.99%    n/a      n/a        n/a

Virginia Municipal Bond Fund

Primary A Shares           11.11%  n/a        24.13%    n/a      n/a        n/a
   Investor A Shares       10.88%  n/a        26.21%    n/a      n/a        n/a
   Investor B Shares       10.21%  5.21%      21.28%    20.29%   n/a        n/a
   Investor C Shares       10.31%  n/a        38.48%    n/a      n/a        n/a


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

      From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

      Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

      IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

      Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

      Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            CTR = (ERV-P) 100
                     P

Where:      CTR = Cumulative total return

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P = initial payment of $1,000.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return



                                                                10 Year     10 Year
                                                                Period      Period
                                                                Ended       Ended
                                                                3/31/98     3/31/98
                                         5 Year     5 Year      or          or
                                         Period     Period      Inception   Inception
                   FYE       FYE         Ended      Ended       through     through
                   3/31/98   3/31/98     3/31/98    3/31/98     3/31/98     3/31/98
                   Without   Including   Without    Including   Without     Including
                   Sales     Sales       Sales      Sales       Sales       Sales
                   Charges   Charges     Charges    Charges     Charges     Charges

Equity Income Fund
   Primary A
Shares             37.21%    n/a         127.08%    n/a         201.84%     n/a
   Primary B
Shares             36.36%    n/a         51.59%     n/a         n/a         n/a
   Investor A
Shares             36.92%    n/a         124.28%    n/a         195.03%     n/a
   Investor B
Shares             36.02%    31.02%      118.74%    116.74%     n/a         n/a
   Investor C
Shares             36.28%    n/a         117.83%    n/a         149.92%     n/a


                                      133

International Equity Fund
   Primary A
Shares             16.06%    n/a         66.09%     n/a         67.27%      n/a
   Primary B
Shares             15.09%    n/a         14.33%     n/a         n/a         n/a
   Investor A
Shares             15.77%    n/a         64.07%     n/a         57.84%      n/a
   Investor B
Shares             14.93%    9.93%       49.87%     47.87%      n/a         n/a
   Investor C
Shares             15.05%    n/a         58.83%     n/a         56.09%      n/a

Government Securities Fund
   Primary A
Shares             11.65%    n/a         28.95%     n/a         56.49%      n/a
   Primary B
Shares             11.23%    n/a         13.19%     n/a         n/a         n/a
   Investor A
Shares             11.37%    n/a         27.61%     n/a         53.94%      n/a
   Investor B
Shares             10.78%    5.78%       23.32%     22.38%      n/a         n/a
   Investor C
Shares             10.84%    n/a         24.63%     n/a         30.58%      n/a





                                                                10 Year     10 Year
                                                                Period      Period
                                                                Ended       Ended
                                                                3/31/98     3/31/98
                                         5 Year     5 Year      or          or
                                         Period     Period      Inception   Inception
                   FYE       FYE         Ended      Ended       through     through
                   3/31/98   3/31/98     3/31/98    3/31/98     3/31/98     3/31/98
                   Without   Including   Without    Including   Without     Including
                   Sales     Sales       Sales      Sales       Sales       Sales
                   Charges   Charges     Charges    Charges     Charges     Charges

International Growth Fund
 Primary A Shares  14.81%    n/a         69.06%     n/a         n/a         n/a
 Investor A Shares 14.58%    n/a         73.58%     n/a         134.48%     n/a
 Investor  B
Shares             13.53%    8.53%       14.14%     10.14%      n/a         n/a
 Investor C Shares  7.04%    n/a          7.04%     n/a         n/a         n/a



* Primary A Shares of the Company do not carry a sales charge.

      The Primary Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, OR in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS

      James Sommers, a Trustee of NFI, owns 11.55% of Primary A Shares of the North Carolina Intermediate Municipal Bond Fund.

      The following indicates those persons who owned 5% or more of the indicated class of shares as of August, 1998. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.
                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS
     James Sommers, a Trustee of NFI, owns 11.55% of Primary A Shares of the North Carolina Intermediate Municipal Bond Fund.

     The following indicates those persons who owned 5% or more of the indicated class of shares as of August, 1998. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.

                      NATIONS GOVERNMENT MONEY MARKET FUND



E-Net Inc                            Investor A   NationsBank of Texas NA                Primary A
PO Box 100                            25.0116%    Attn:  Adrian Castillo                  99.8684%
Germantown, MD 20875                              1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

National Financial For the Exclusive Investor A   NationsBank of Texas NA                Primary B
Benefit of Our Customer                6.7579%    Attn:  Adrian Castillo                    100%
200 Liberty Street                                1401 Elm Street 11th Floor
1 World Financial Center                          Dallas, Texas  75202-2911
Attn Mutual Funds 5th Floor
New York, NY 22043-0000

Ramon A. Alvarez                     Investor A   National Financial For the            Daily Shares
2116 Great Falls Street                6.1707%    Exclusive Benefit Of                    65.2428%
Falls Church, VA 22043-0000                       Our Customers
                                                  200 Liberty Street
                                                  1 World Financial Center
                                                  Attn:  Mutual Funds 5th Floor
                                                  New York, NY  10281

Norbert Dickman & Robert Dickson     Investor B   Jeffrey H. Schwartz                   Daily Shares
Trustees                              12.9377%    PO Box 20493                            34.6099%
Barbara Fasken 1995 Trust                         Tampa, FL  33622-0493
303 West Wall Avenue Suite 1900
Midland, TX  79701

Robert N. Herman and                 Investor B   John M. Meister and                    Investor C
Ann L. Herman                         12.2759%    Cheryl L. Meister                       49.5964%
JTWROS                                            JTTEN
9601 Eagle Ridge Drive                            4 Sun Flare Court
Bethesda, MD  20817                               Greer, SC  29650

Fasken Oil and Ranch LTD             Investor B   Beulah W. Kelsey Trustee               Investor C
303 W. Wall Avenue Suite 1900          7.6842%    Dated December 10, 1992                 7.9594%
Midland, TX  79701                                Beulah W. Klesey Revocable Trust
                                                  56 Freshwater Lane
                                                  Hilton Head, SC  29928

                                      135

Title Company of NC Inc. Trustee     Investor B   Roger Cabrera                          Investor C
For Level Associates LP(B)             7.1441%    8525 NW 166th Terrace                   7.4104%
Attn:  F. Alton Russell                           Miami, FL  33016
PO Box 2718
Raleigh, NC  27602

Hare & Co., Bank of New York         Investor B   Robert Stephen Heckard, Jr.            Investor C
Attn:  Stif/Master Note                6.8261%    4020 Glenn Landing Drive                7.05507%
One Wall Street 2nd Floor                         Winston Salem, NC  27107-3777
New York, NY  27602

Fasken LTD                           Investor B   Juanita A. Ohanian and                 Investor C
303 W. Wall Avenue Suite 1900          6.758%     Sarkish Ohanian JTTEN                   6.3633%
Midland, TX  79701                                10826 Nantucket Terrace
                                                  Potomac, MD  20854

American Woodmark Corp.              Investor B
Attn:  Mr. Glenn Eanes                 6.064%
3102 Shawnee Drive
Winchester, VA  22602-4208


                               NATIONS VALUE FUND

MAC & CO A/C MSTF1002012             Investor A   Roy R. Martine &                       Investor A
Mutual Fund Operations                 6.4379%    Kathleen H. Martine                     8.4229%
PO Box 3198                                       JTWROS
Pittsburgh, PA 15230-3198                         4009 Tottenham Court
                                                  Richmond, VA  23233-1771

NationsBank of Texas NA               Primary A   BNY Cust                               Investor A
Attn:  Adrian Castillo                89.2518%    Rollover IRA FBO                        6.9354%
1401 Elm Street 11th Floor                        William D. Patterson
Dallas, TX  75202-2911                            1742 Hilltop
                                                  Kingwood, TX  77339

Stephens Inc.                         Primary B   J. David Dalton TTEE Lowcountry        Investor A
Attn:  Cindy Cole                       100%      Orthopedics Associates P/S/P             5.581%
111 Center Street                                 Dated 08-05-87
Little Rock, AR  72201                            9300 Medical Plaza Drive
                                                  Charleston, SC  29405


                          NATIONS MUNICIPAL INCOME FUND

NFSC FEBO #W52-000019                Investor A   Linda Sloan Mundy TTEE                 Investor A
Frank B. Comfort                       6.013%     Carl and Anne Mundy Memorial            47.3618%
4912 Cedar Drive                                  Education Trust U/A DTD 07/16/97
West Des Moines, IA  50266                        R-1 Quarters MCB
                                                  Quantico, VA  22134

Denise Maxwell                       Investor C   George Gray                            Investor A
45 Saddlebrook                        27.5076%    1708 Riverside Drive                    16.0478%
Houston, TX  11024                                Holly Hill, FL  32117

College Park Partners LTD            Investor C   Kevin Carl Connor and                  Investor A
117 Spring Chase Circle                9.4969%    Cynthia J. Pietsh JTWROS                10.8027%
Atlamonte Springs, FL  32714-6520                 127 Dolores Court
                                                  Holly Hill, FL  32117



                                      136

Emmet David Gelhot                   Investor C   Ronald W. Pietsch and                  Investor A
5630 Oleatha Avenue                    5.1443%    Carole J. Pietsch                       10.4269
Saint Louis, MO  63139-1504                       16811 Brushy Fork Road
                                                  Newar, OH  43056-0000

NationsBank of Texas NA               Primary A   Robert L. Derrick and                  Investor A
Attn:  Adrian Castillo                99.9844%    Carolyn K. Derrick JTTEN                5.2992%
1401 Elm Street 11th Floor                        712 Woodside Trials Unit 201
Dallas, TX  75202-2911                            Ballwin, MO  63021

Sid Meier                            Investor B
2 Sheepfold Lane                       6.6225%
Hunt Valley, MD  21030-1113


                      NATIONS MD INTER. MUNICIPAL BOND FUND

Robert Gladstone and                 Investor A   Kwok Luen Lee and                      Investor C
Leslie Gladstone JTTEN                20.8721%    Patsy S. Lee JTTEN                      5.0281%
2468 Belmont Road, NW                             2705 Hardy Avenue
Washington, DC  20008-1610                        Wheaton, MD  20902

Carol C. House &                     Investor A   NationsBank of Texas NA                Primary A
Peter W. House JTWROS                  5.2253%    Attn:  Adrian Castillo                  99.9451%
4210 Leeward Place                                1401 Elm Street 11th Floor
Bethesda, MD  20816                               Dallas, TX  75202-2911

Albert J. Robertazzi &               Investor C   Laurel R. G. Moreno Trustee            Investor B
Susan E. Franks JTWROS                10.6919%    U/Deed DTD 10/14/91                     4.9446%
11564 West Hill Drive                             FBO Miro Gudelsky
Rockville, MD  20852-3721                         10808 Riverwood Drive
                                                  Potomac, MD  20854-1334

James Lee Donaldson and              Investor C   Walter F. Engelhaupt &                 Investor A
Robert W. Donaldson JTTEN              8.2134%    Vivian K. Engelhaupt &                  67.8225%
PO Box 336                                        Stephen Engelhaupt JTTEN
Libertytown, MD  21702                            3514 Hiss Avenue
                                                  Baltimore, MD  21234

Girard F. Stegner and                Investor C   Stephens Inc.                          Investor A
Betty C. Stegner JTTEN                 6.865%     Attn:  Jim Clark                        10.9648%
29 Consett Place                                  Nationsbank NC1-002-33-31
Fredrick, MD  21702                               101 South Tryon Street
                                                  Charlotte, NC  28255

Jessixa Udall Gil and                Investor C   Stephens Inc.                          Investor A
Milan D. Smith JTWROS                  6.733%     Attn:  Jim Clark                         8.679%
5619 Wisconsin Avenue                             Nationsbank NC1-002-33-31
Chevy Chase, MD  20815-4415                       101 South Tryon Street
                                                  Charlotte, NC  28255

Mary S. Tilbury                      Investor C   Stephens Inc.                          Investor A
19817 Greenside Terrace                6.7087%    Attn:  Jim Clark                         7.112%
Gaithersburg, MD  20879                           Nationsbank NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

Frank Baker & Steven L. Baker &      Investor C   Stephens Inc.                          Investor A
Teresa L. Radi JTTEN                   5.8054%    Attn:  Jim Clark                        5.4218%
250 Wyngate Drive                                 Nationsbank NC1-002-33-31
Frederick, MD  21701                              101 South Tryon Street
                                                  Charlotte, NC  28255

                                      137


                      NATIONS SHORT INTER. GOVERNMENT FUND

Burgess Pigment CO                   Investor A   NationsBank of Texas NA                Primary A
PO Box 349 Deck Blvd                   7.253%     Attn:  Adrian Castillo                  96.3942%
Sandersville, GA  31082                           1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

James Street Property Investors      Investor A   Reliance Trust Co.                     Primary B
600 Atlantic Avenue Suite 2000         5.3318%    PO Box 48449                            99.9961%
Boston, MA  02210                                 Atlanta, GA  30362

True Way Evangelistic Mission        Investor C   BNY Cust Rollover IRA FBO              Investor A
Attn:  Wilmure Burden                 23.0216%    Bernice Schneider                       85.4317%
PO Box 61365                                      1623 NE 172 Street
Virginia Beach, VA  23466-1365                    North Miami Beach, FL  33162-1430

Dean Witter Reynolds Cust            Investor C   Wilma F. Hamilton &                    Investor A
David E. Ellis                         6.8137%    James H. Hamilton &                     13.3181%
IRA Standard DTD 8/17/94                          James H. Hamilton JTTEN
Box 57                                            PO Box 281
Goodrich, TX  77335                               Pine Level, NC  27568

Jeanne N. Levy and                   Investor C
Richard Levy and                       5.1551%
James Levy JTWROS
900 North Taylor Street, Apt 708
Arlington, VA  22203-1864


                      NATIONS GA INTER. MUNICIPAL BOND FUND

Lyles W. Sanders &                   Investor A   Edward J. Derst Jr. As Trustee         Investor B
Mary C. Sanders JTTEN                 15.1768%    U/A of Edward J. Derst Jr.              36.8053%
2305 Welton Place                                 Trust Agreement DTD 11/15/88
Dunwoody, GA  30338                               258 Varn Drive
                                                  Savannah, GA  31405

Letty C. Cagle and                   Investor C   Jan R. H. Moggre                       Investor A
Douglas Cagle JTTEN                   64.6817%    9850 Terrace Lake Pointe                47.0721%
8592 Roswell Road Apt 318                         Rosell, GA  30076
Atlanta, GA  30350

Charles Davidson and                 Investor C   James F. Sowinski                      Investor A
Judith L. Davidson JTTEN              16.8766%    C/O Serologicals Inc.                   34.5601%
370b Rosalie Court                                780 Park North Blvd #110
Alpharetta, GA  30202                             Clarkson, GA  30021-0000

NationsBank of Texas NA               Primary A   Harold J. Tenoso                       Investor A
Attn:  Adrian Castillo                99.7934%    C/O Serologicals Inc.                   16.1519%
1401 Elm Street 11th Floor                        780 Park North Blvd #110
Dallas, TX  75202-2911                            Clarkson, GA 30021-0000


                      NATIONS SC INTER. MUNICIPAL BOND FUND



James T. Pearce                      Investor A   Rodney R. Monroe and                   Investor C
PO Box 1986                           15.5496%    Carole O. Monroe JTTEN                  5.9019%
Greenville, SC  29602-1986                        213 Westminster Avenue
                                                  Summerville, SC 29485-8010

                                      138

Helena B. Clark                      Investor C   NationsBank of Texas NA                Primary A
324 Broad River Drive                 12.3508%    Attn:  Adrian Castillo                    100%
Santee, SC  29142-9301                            1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

Edward McCloud and                   Investor C   Gustave J. Crispyn and                 Investor B
Elizabeth M. Robinson JTTEN           12.0012%    Mildred Crispyn JTTEN                    12.34%
523 Carpenter Street                              2382 Cat Tail Pond Road
Charleston, SC  29412                             Johns Island, SC 29455-6101

Diane Saari McCall and               Investor C   Jimmy Ruppe and Judy Ruppe             Investor B
Mark J. McCall JTTEN                  11.9437%    JTTEN                                   7.3047%
12 Guerard Road                                   1505 Cherokee Avenue
Charleston, SC  29407-7549                        Gaffney, SC 29340

The Hobart W. Griffen &              Investor C   C. Clarke Moore and                    Investor A
Frieda B. Griffen TR UAD 1-31-92       9.7829%    Michael K. Neil TTEES                   98.1807%
116 Dunbarton Circle                              C. W. F. Spencer Jr. Residual
Aiken, SC  2980-5422                              Trust
                                                  U/A DTD 03/23/67
                                                  PO Box 230
                                                  Rock Hill, SC  29731

William L. Spadoni and               Investor C
Julia S. Spadoni JTTEN                 7.1017%
PO Box 1019
Myrtle Beach, SC  29578-1019


                        NATIONS INTERNATIONAL EQUITY FUND



Charles Schwab & Co Inc.             Investor A   E. Larry Fonts TTEE FBO                Investor C
Special Custody Account                5.8082%    Central Dallas Association              6.6754%
For Benefit of Customers                          Profit Sharing Plan
Attn:  Mutual Funds                               1201 Elm Street, Suite 5310
101 Montgomery Street                             Dallas, TX  75270
San Francisco, CA  94104

C. A. Porterfield &                  Investor C   NationsBank Of Texas NA                Primary A
Rosalee Moxley &                       9.1623%    Attn: Adrian Castillo                   94.5106
Frank Minton TTEES                                1401 Elm St 11th Floor
Starmount Company                                 Dallas, TX 75202-2911
Capital Accumulation Plan
PO Box 10348
Greensboro, NC  27404-0349

C. A. Porterfield &                  Investor C   Stephens Inc.                        Primary Class
Rosalee Moxley &                       8.9453%    Attn:  Cindy Cole                          B
Frank Minton TTEES FBO                            111 Center Street                         100%
Starmount Company Employees                       Little Rock, AR  72201
Tax Deferree Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo,                    Investor C   Roy R. Martine &                       Investor A
Max W. Dahlgren &                       7.79%     Kathleen H. Maritine JTWROS             11.9072%
John Dahlgren TTEES FBO                           4009 Tottenham Court
Epic Products International                       Richmond, VA  23233-1771
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005

                                      139

Summerville Pediatrics PA            Investor C   BNY Cust                               Investor A
Money Purchase Pension Plan            6.9734%    Rollover IRA FBO                        7.8436%
312 Midland Parkway                               William D. Patterson
Summerville, SC  29485-8114                       1742 Hilltop
                                                  Kingwood, TX  77339

H. Grayson Mitchell Jr. and          Investor C
John Rawls TTEE FBO                    6.9086%
Grayson Mitchell Inc. 410K Plan
PO Box 128
Emporia, VA  23847


Deeb Oweis and                       Investor C
Mohammad Oweis TTEES FBO               6.9025%
Amtec International Inc.
Profit Sharing Plan
1200 Woodruff Road A-2
Greenville, SC  29607

                       NATIONS GOVERNMENT SECURITIES FUND



Dodson Brothers                      Investor A   Marvel N. Mustard                      Investor C
Exterminating Co. Inc.                 6.2501%    289 Overholt Drive                      5.7015%
Attn:  H. P. Dawson                               Virginia Beach, VA  23462
PO Box 10249
Lynchburg, VA 24506

Dean Witter Reynolds Cust            Investor C   Joseph W. Crawford                     Investor C
David E. Ellis                        22.1803%    705 Staley Drive                        5.6379%
IRA Standard DTD 8/17/94                          Murfreesboro, TN  37130
Box 57
Goodrich, TX  77335

Norbert E. Schulze                   Investor C   NationsBank of Texas NA                Primary A
508 Rosinante Road                    12.4107%    Attn:  Adrian Castillo                  66.1769%
El Paso, TX  79922                                1401 Elm Street, 11th Floor
                                                  Dallas, TX  75202-2911

BNY Cust IRA FBO                     Investor C   Stephens Inc.                          Primary B
Mary Jane Russo                        9.0544%    Attn:  Cindy Cole                         100%
8 Maybrook Court                                  111 Center Street
Glen Arm, MC  21057                               Little Rock, AR  72201


                               NATIONS PRIME FUND



Barnett Bank, NA Jacksonville        Investor A   Maire W. Thomason and                  Investor C
Attn:  Carolyn Pries                  38.3576%    James R. Thomason JTTEN                 21.0562%
11th Fl 099000116                                 2911 Polo Club Road
50N Laura Street                                  Nashville, TN  37221
Jacksonville, FL  32202

National Financial for the Exclusive Investor A   Jim Celania                            Investor C
Benefit of Our Customers               5.6524%    2000 S Canterbury Road                  18.8898%
200 Liberty Street                                Charlotte, NC 28211
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

                                      140

NationsBank of Texas NA               Primary A   Rebecca L. Layous Revocable Trust      Investor C
Attn:  Adrian Castillo                89.6239%    Dated 3-5-92                            15.7717%
1401 Elm Street 11th Floor                        Rebecca L. Layous Trustee
Dallas, TX  75202-2911                            11500 Big Piney Way
                                                  Potomac, MD

Barnett Bank                          Primary A   DWR Cust For Infoproducts Corp.        Investor A
Attn:  Bill Lendzian                   8.3554%    FBO Richard G. Grebner                  27.2362%
PO Box 40200 FL9-100-03-09                        VIP Plus PFT Sharing DTD 09/01/95
Jacksonville, FL  32203-0200                      10220 Woodview Circle
                                                  Charlotte, NC  28277-8783

NationsBank of Texas NA               Primary B   Dean Witter Reynolds Cust for          Investor A
Attn:  Adrian Castillo                  100%      Franklin D. Buck                        23.6359%
1401 Elm Street 11th Floor                        IRA Standard Dated 06/14/93
Dallas, TX  75202-2911                            Rt. 1, Box 29
                                                  Rural Retreat, VA  24368

National Financial SVC Corp.            Daily     Dean Witter Reynolds Cust For          Investor A
The Exclusive Benefit of               Shares     Jane S. Mollenhoff                      10.4246%
Our Customers                         86.5142%    IRA Standard Dated 06/14/93
Church Street Station                             5603 Boatwright Circle
PO Box 3752                                       Williamsburg, VA  23185
New York, NY  10008-3752

National Financial For the Exclusive    Daily     Dean Witter Reynolds Cust For          Investor A
Benefit of Our Customers               Shares     J. Harold Courson                       9.9318%
200 Liberty Street                    12.3152%    IRA Standard Dated 06/14/93
1 World Financial Center                          3212 Carmel Bay Drive
Attn:  Mutual Funds 5th Floor                     Mt. Pleasant, SC 29464-8512
New York, NY  10281

Ronald B. Beasley and                Investor C   Edwin C. Carter                        Investor A
Lynn J. Beasley JTTEN                  9.3594%    Rosia W. Carter Tencom                  5.6841%
161-H W. Hartley Drive                            Route 5, Box 1
High Point, NC 27265-2866                         Wytheville, VA 24382-9504

Dean Witter Reynolds Cust for        Investor C   BNY Cust                               Investor A
Andrew S. Starzecki                    8.6087%    Rollover IRA FBO                        13.6435%
IRA Rollover Dated 07/22/93                       William D. Patterson
5509 Sunningdale Drive                            1742 Hilltop
Charlotte, NC  28277-2679                         Kingwood, TX  77339

Dean Witter Reynolds Cust for        Investor C   BNY Cust IRA FBO                       Investor A
Max Elgan Clark                        6.7933%    James L. Bowen, Jr.                     6.4855%
IRA Rollover Dated 08/26/93                       195 Springhill Drive
PO Box 276                                        Tifton, GA  31794
Mineral Wells, TX  76068-0876

John Jones and Becky L. Jones        Investor C   J. David Dalton TTEE                   Investor A
JTTEN                                  5.5108%    Lowcountry Orthopaedics Associates      5.4895%
4235 SW 111 Terrace                               P/S/P Dated 08-05-87
Davie, FL  33328-2111                             9300 Medical Plaza Drive
                                                  Charleston, SC  29405

                                      141

Steven A. Franks &                   Investor C   BNY Cust Rollover IRA FBO              Investor A
Larry D. Johnson TTEES For            36.0665%    James L. Payne                          5.3368%
Fielder Electric Motor Repair Inc.                Box 434
Pen Pln U/A DTD 10/1/82                           Hemphill, TX  75948
104 Poplar Knob Road
Galax, VA  24333


                              NATIONS TREASURY FUND



Hare & Co., Bank of New York          Investor A  NationsBank SWP Disbursement Inc.     Daily Shares
Attn:  Stif/Master Note                64.2851%   NationsBank Sweep/Autoborrow            34.1034%
One Wall Street 2nd Floor                         First Citizens Building
New York, NY 10286                                128 S. Tryon Street
                                                  NC1-006-08-03
                                                  Charlotte, NC 28255

Barnett Bank, NA Jacksonville         Investor A  Lois H. Bohler                         Investor C
Attn:  Carolyn Pries                   27.4846%   6 Bransford Place                       28.7058%
11th Floor 099000116                              Augusta, GA 30904-6131
50 N. Laura Street
Jacksonville, FL  32202

Hare & Co., Bank of New York          Investor B  Kenneth E. Hester &                    Investor C
Attn:  Stif/Master Note                38.7288%   James R. Wren, Jr.                      17.6712%
One Wall Street 2nd Floor                         Co-TTEES Danial J. Stowe
New York, NY  27602                               Rev Trust DTD 3/4/97
                                                  PO Box 1046
                                                  Belmont, NC 28012-1046

NationsBank of Texas NA               Primary A   Joe Oden and Marcia Oden JTTEN         Investor C
Attn:  Adrian Castillo                 77.3185%   RT 2 Box 600                            5.2129%
1401 Elm Street 11th Floor                        Normangee, TX  77891
Dallas, TX 75202-2911

Barnett Bank                          Primary A   Dean Witter Reynolds Cust For          Investor C
Attn:  Bill Lendzian                   21.6612%   John P. Nicoson                         81.2652%
PO Box 40200 FL9-100-03-09                        IRA STD/Rollover DTD 01/31/95
Jacksonville, FL 32203-0200                       13147 Ashvale Drive
                                                  Fairfax, VA 22033

NationsBank of Texas NA               Primary B   Dean Witter Reynolds Cust For          Investor C
Attn:  Adrian Castillo (B Shares)        100%     James A. Cox                            11.5779%
1401 Elm Street 11th Floor                        IRA Rollover Dated 02/22/94
Dallas, TX  75202-2911                            2015 Ashton Pointe Drive
                                                  Dacula, GA 30211

National Financial For the Exclusive    Daily     Dean Witter Reynolds Cust For          Investor C
Benefit of Our Customers                Shares    Susan Fishburn                          7.1569%
200 Liberty Street                     63.8369%   IRA STD/Rollover-Spousal 01/31/95
1 World Financial Center                          13147 Ashvale Drive
Attn:  Mutual Funds 5th Floor                     Fairfax, VA  22033
New York, NY 10281

                                      142


                           NATIONS CAPITAL GROWTH FUND



DWR Cust For Kenneth L. Walgren       Investor A  NationsBank of Texas NA                Primary A
MD                                     5.2172%    Attn:  Adrian Castillo                  97.5765%
FBO Pooled Account                                1401 Elm Street 11th Floor
VIP Plus PFT Sharing DTD 10/01/97                 Dallas, TX  75202-2911
5959 Harry Hines #402 St Paul Prof
Dallas, TX  75235-6233

Howard Sodikoff TTEE FBO              Investor C  NationsBank of Texas NA                Primary B
Oak Ridge Toyota Inc.                   8.917%    Attn:  Adrian Castillo                  99.9937%
Retirement Savings Plan                           1401 Elm Street 11th Floor
PO Box 10247                                      Dallas, TX  75202-2911
Lynchburg, VA  24506

John M. Lewis &                       Investor C
Robert V. Dipauli &                    8.4507%
St Joe Communications Inc.
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456


                          NATIONS BALANCED ASSETS FUND



NFSC FEBO #279-053856                 Investor A  The Bank of New York TTEE              Primary A
American Industriestrust Comp          7.9622%    Hitachi Semiconductors Pension          8.9109%
American I Trust Company Ttee                     Plan
U/A 08/22/97                                      Attn:  Stella Brown
5700 NW Central Drive                             One Wall Street 12th Floor
Houston, TX  77092-2037                           New York, NY  10286

C.A. Porterfield &                    Investor C  Barnett Banks Trust Company NA         Primary A
Rosalee Moxley &                       21.7528%   F/Disability PL & Employee Barnett      8.0746%
Frank Minton TTEES FBO                            U/A/D 7/21/82
Starmount Company Employees                       Attn:  Income Collections
Tax Deferred Savings Plan                         PO Box 40200
PO Box 10349                                      Jacksonville, FL  32203-0200
Greensboro, NC  27404-0349

C.A. Porterfield &                    Investor C  NationsBank of Texas NA                Primary A
Rosalee Moxley &                       18.8263%   Attn:  Adrian Castillo                  7.4097%
Frank Minton TTEES                                1401 Elm Street 11th Floor
Starmount Company Employees                       Dallas, TX  75202-2911
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

Stuart K. Colonna TTEE                Investor C  BBTC NA                                Primary A
Bayshore Concrette Products Corp.      12.384%    BB of FL EMP Disability PL & TR         6.2722%
Retirement Savings Plan                           U/A/D 7/21/82
1 Bayshore Road PO Box 230                        Attn:  Income Collections
Cape Charles, VA  23310                           PO Box 40200
                                                  Jacksonville, FL  32203-0200

BBTC N A                              Primary A   Bankers Trust FBO                      Primary A
TR BBI & IT'S Affiliates 401H Plan     26.0499%   Gardner Denver 192257                   5.0261%
Succ Trust U/A/D 9/15/92                          PO Box 9014
Attn:  Income Collections                         Church Street Station
PO Box 40200                                      New York, NY  10008
Jacksonville, FL  32203-0200

                                      143

BBTC NA                               Primary A   NationsBank of Texas NA                Primary B
BB of FL EMP Disability PL & TR        15.6919%   Attn:  Adrian Castillo                  99.9992%
U/A/D 7/21/82                                     1401 Elm Street 11th Floor
Attn:  Income Collections                         Dallas, TX  75202-2911
PO Box 40200
Jacksonville, FL  32203-0200


                         NATIONS SHORT-TERM INCOME FUND



Bankers Trust CO Cust FBO             Investor A  NationsBank of Texas NA                Primary A
Dimensions Health Corp                 19.5343%   Attn:  Adrian Castillo                  69.9567%
9200 Basil Court Suite 500                        1401 Elm Street 11th Floor
Landover, MD 20785                                Dallas, TX  75202-2911

Michael D. Shea                       Investor A  Dean Witter Reynolds Cust For          Investor B
4770 South Altanta Road                 5.124%    James R. Vaughn                         7.6021%
Smyrna, GA  30080                                 IRA Standard DTD 6/18/93
                                                  234 Cureton Lane
                                                  Pickens, SC 29671-9306

BNY Cust IRA FBO                      Investor A  West Anderson Rural Water and          Investor B
James L. Bowen Jr.                     28.168%    Sewer Company Inc.                      5.9095%
195 Springhill Drive                              2767 Whitehall Road
Tifton, GA  31794                                 Barnwell, SC  29812-2609

Jean E. Kellogg and                   Investor A  Dean Witter Reynolds Cust For          Investor B
Thomas G. Kellogg                      15.903%    William B. Rogers Jr.                   5.6408%
52109 Tara Drive                                  IRA Rollover Dated 06/14/93
South Bend, IN  46628                             PO Box 1025
                                                  Greer, SC  29652-1025

BNY Cust IRA FBO                      Investor A  Stephens, Inc.                         Primary B
Mary M. Ryan                           11.3496%   Attn:  Cindy Cole                         100%
117 Great Oaks Lane                               111 Center Street
Roswell, GA  30075                                Little Rock, AR  72201

BNY Cust IRA FBO                      Investor A  Alden Enterprises, Inc.                Investor C
Cleveland H. White                     10.7953%   5900 Gulf Blvd                          31.5584%
133 George Lane                                   St Pete Beach, FL  33706
Bonneau, SC  29431

BNY Cust IRA FBO                      Investor A  The Lincolnshire Trust                 Investor C
Jermiah J. Leahy                       10.6157%   5208 Lincolnshire                       25.6605%
1101 N Elm Street #503                            Dallas, TX  75287
Greebsboro, NC  27401

BNY Cust IRA FBO                      Investor A  Erna M. Weidner                        Investor C
Carl Blanks                            7.0493%    108 Lariat                              9.4741%
3450 Evans Road Apt 120 A                         San Antonio, TX  78232-1004
Chamblee, GA  30341

Gerd W. Kraemer TTEE                  Investor A  Dean Witter Reynolds Cust For          Investor C
Gerd W. Kraemer Rev Trust                100%     C. Ronald Murray                        7.4296%
DTD 10/12/90                                      IRA Rollover Dated 06/14/93
425 Kings Bridge                                  5354 Curtisston Ct
Atlanta, GA  30329                                Charleston, SC  29418-2035

BNY Cust Rollover IRA FBO             Investor A
Milton E. Syring                       97.4009%
4040 E Evans Road
San Antonio, TX  78259-1714

                                      144


                         NATIONS DIVERSIFIED INCOME FUND



Dean Witter Reynolds Cust For         Investor A  Jean E. Kellogg and                    Investor A
James T. Pearce                        7.9474%    Thomas G. Kellogg                       5.0524%
IRA SEP Dated 06/14/93                            52109 Tara Drive
PO Box 1986                                       South Bend, IN  46628
Greenville, SC 29602-1986

NationsBank of Texas NA               Primary A   Falcon Food Service CO Inc.            Investor C
Attn:  Adrian Castillo                 98.3572%   Attn:  J. B. Kraft President            11.8195%
1401 Elm Street 11th Floor                        12753 Pineacre Lane
Dallas, TX  75202-2911                            West Palm Beach, FL  33414

Stephens Inc.                         Primary B   Robert F. Fortin &                     Investor C
Attn:  Cindy Cole                        100%     Donna J. Fortin JTTEN                   6.8883%
111 Center Street                                 10600 Montclair Way
Little Rock, AR 72201                             Duluth, GA  30155

BNY Cust                              Investor A  Dean Witter Reynolds Cust for          Investor C
Rollover IRA FBO                       11.1938%   Linda G. Walker                         6.1567%
William D. Patterson                              IRA Rollover Dated 06/14/93
1742 Hilltop                                      7 Salley Street
Kingwood, TX  77339                               Spartanburg, SC  29301-2403

BNY Cust IRA FBO                      Investor A  Stuart K. Colonna TTEE                 Investor C
James L. Bowen Jr.                      8.949%    Bayshore Concrete Products Corp.        5.3948%
195 Springhill Drive                              Retirement Savings Plan
Tifton, GA  31794                                 1 Bayshore Road PO Box 230
                                                  Cape Charles, VA  23310

J. David Dalton TTEE Lowcountry       Investor A
Orthopaedics Associates P/S/P          6.1418%
Dated 08-05-87
9300 Medical Plaza Drive
Charleston, SC  29405


                       NATIONS STRATEGIC FIXED INCOME FUND



Bankers Trust Co. Cust FBO            Investor A  Dean Witter Reynolds Cust For          Investor B
Dimensions Health Corp                 8.1986%    Robert A. Pierce                        6.3371%
9200 Basil Court Suite 500                        IRA Rollover Dated 06/14/93
Landover, MD  20785                               10 Lavington Court
                                                  Columbia, SC  29209-1944

Merchantile Safe Dep & Trust Co.      Investor A  Dean Witter Reynolds Cust for          Investor B
Ttree                                  7.2555%    Ira L. Allen                            5.1675%
Case Communications Defined Benefit               IRA Rollover Dated 02/06/98
Plan A/C #3400306                                 1008 Greeway Lane
U/A DTD 05/28/1984                                Richmond, VA  23226-1515
766 Old Hammonds Ferry Road
Linthicum, MD  21090

Alden Enterprises Inc.                Investor C  Dean Witter Reynolds Cust for          Investor B
5900 Gulf Blvd                         20.0526%   Drayton L. Nance Jr. Md                 5.1576%
St Pete Beach, FL  33706                          IRA Rollover Dated 08/15/97
                                                  7715 North Rd PO Box 98
                                                  North, SC 29112-0098

                                      145

Summerville Pediatrics PA             Investor C  BNY Cust                               Investor A
Money Purchase Pension Plan            10.6709%   Rollover IRA FBO                        32.6139%
312 Midland Parkway                               William D. Patterson
Summerville, SC  29485-8114                       1742 Hilltop
                                                  Kingwood, TX  77339

John M. Lewis &                       Investor C  BNY Cust Rollover IRA FBO              Investor A
Robert V. Dipauli &                    8.2859%    James L. Payne                          12.7572
John H. Vaughan TTEES FBO                         Box 434
St Joe Communications Inc.                        Hemphill, TX  75948
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL 32456

BNY Cust IRA FBO                      Investor C  Anne Valcourt GDN FBO Danyel           Investor A
James A. Blanchard                     7.2802%    Chaniequa Solange Valcourt              11.1014%
9 Las Brisas                                      C/O H.R. Chaplin
Austin, TX  78746                                 9930 W. Broadview Drive
                                                  Bay Harbor Island, FL  33154

Carver Development Board              Investor C  BNY Cust Rollover IRA FBO              Investor A
Capital Fund                           7.0239%    C. Broughton Williams Jr.               9.6787%
226 North Hackberry                               2222 2nd Street, SE
San Antonio, TX  787202                           Moultrie, GA  31768-0000

Erna M. Weidner                       Investor C  BNY Cust Rollover IRA FBO              Investor A
108 Lariat                             6.0109%    Helen M. Fulghum                        6.6314%
San Antonio, TX  78232-1004                       38656 Post Road
                                                  Winston, GA  30187

Summerville Pediatrics PA             Investor C  BNY Cust Rollover IRA FBO              Investor A
Money Purchase Pension Plan            5.0688%    Jean S. Ramey                            5.31%
312 Midland Parkway                               25 Templewood Drive
Summerville, SC  29485-8114                       Greenville, SC  29611

NationsBank of Texas NA               Primary A   BNY Cust Rollover IRA FBO              Investor A
Attn:  Adrian Castillo                 92.4447%   Michael D. Turner                       5.2531%
1401 Elm Street 11th Floor                        Box 927
Dallas, TX  75202-2911                            Eden, TX 76837

Stephens Inc.                         Primary B
Attn:  Cindy Cole                        100%
111 Center Street
Little Rock, AR 72201


                          NATIONS EMERGING GROWTH FUND



NFSC FEBO #179-689050                 Investor A  Howard Sodikoff TTEE FBO               Investor C
Douglas K. Higgins                     6.5153%    Oak Ridge Toyota Inc.                   5.2826%
101 W. Randol Mill Rd Ste 150                     Retirement Savings Plan
Arlington, TX  76011-5810                         PO Box 10247
                                                  Lynchburg, VA  24506

Citicorp USA Inc Cust For             Investor A  NationsBank of Texas NA                Primary A
Marlboro Equity Partners               5.2438%    Attn:  Adrian Castillo                  92.6829%
One Sansome Street 24th Floor                     1401 Elm Street 11th Floor
San Francisco, CA  94104                          Dallas, TX  75202-2911

                                      146

Dave Respess &                        Investor C  Barnett Bank NA Succ TTEE              Primary A
William C. Myers &                     11.128%    Barnett Pension-Large Cap Equity        6.9292%
Greg Holmes & Lori Wallace &                      U/A DTD 9/19/79
James W. Clark TTEES FBO                          Attn:  Mut FD Dept M/C 572-1270
Carver Machine Works 401(k) Plan                  PO Box 40200
129 Christian Camp Road                           Jacksonville, FL  32003-0200
Washington, DC  27889

John M. Lewis &                       Investor C  Stephens Inc.                          Primary B
Robert V. Dipauli &                    9.6707%    Attn:  Cindy Cole                         100%
John H. Vaughan TTEES FBO                         111 Center Street
St Joe Communications Inc.                        Little Rock, AR  72201`
Employees Salary Deferral Plan
502 Fifth Street
Port St Joe, FL  32456

Dan Denkarik TTEE for the             Investor C  BNY Cust Rollover IRA FBO              Investor A
Lakeland Battery Profit Sharing        8.6111%    Bernice Schneider                       85.3806%
Plan DTD 7-1-84                                   1623 NE 172 Street
41840 S. Combee Road                              North Miami Beach, FL 33162-1430
Lakeland, FL  33801

C. A. Porterfield &                   Investor C  Wilma F. Hamilton &                    Investor A
Rosalee Moxley &                       7.4318%    James H. Hamilton &                      13.37%
Frank Minton TTEES FBO                            James H. Hamilton JTTEN
Starmount Company Employees                       PO Box 281
Tax Deferred Savings Plan                         Pine Level, NC  27568
PO Box 10349
Greensboro, NC  27404-0349

Tatsushi T. Kubo, Max W.              Investor C
Dahlgren & John Dahlgren               7.3361%
TTEES FBO
Epic Products International
Corporation 401(k) Plan
2801 Randal Mill Road
Arlington, TX  76005


                      NATIONS FL INTER. MUNICIPAL BOND FUND



Joseph J. Jillson                     Investor A  Sarah A. Barlow TTEE                   Investor A
3537 SW Corporate PKWY                 54.0833%   Sarah A. Barlow Trust                   31.0531%
Palm                                              City, FL 34990-8151 U/A DTD
                                                  07/19/1990 8400 Vamo Road Apt
                                                  664 Sarasota, FL 34231

Harry Singer Family LTD               Investor A  Selma Lifsher Trustee                  Investor A
A Colorado LTD Partnership             12.4165%   Selma Lifsher Trust Dated 3-2-89        25.553%
2960 Wentworth                                    19355 Turnberry Way Apt PHA
Weston, FL  33332                                 Aventura, FL  33180

Doris R. Bomstein and                 Investor C  Robert N. Parsell Jr. and              Investor A
Stanford Bomstein TTEES                35.3114%   Inez G. Parsell JTWROS                  14.1646%
Doris R. Bomstein Trust                           207 East 25th Street
U/A/D 8/20/91                                     Sanford, FL  32779-0000
3000 S Ocean Blvd Apt 1201
Boca Raton, FL 33432

                                      147

Lynn Fain Friedman Trust DTD          Investor C  Ben M. Turk and Linda A. Turk          Investor A
7/5/94                                 29.4837%   JTWROS                                  6.3104%
Lynn Fain Friedman TTEE                           210 Crown Pointe Circle #100
5817 Midhill Street                               Longwood, FL 32779-0000
Bethesda, MD  20817

Sandford and Doris R. Bomstein        Investor C  Jerry Jacobs and Candice Jacobs        Investor A
TTEES                                  28.0696%   JTWROS                                  5.9781%
Sanford Bomstein Trust UAD                        306 Brantley Harbor Drive
11/4/91                                           Longwood, FL 32779-0000
3000 South Ocean Blvd #1201
Boca Raton, FL  33431

NationsBank of Texas NA               Primary A
Attn:  Adrian Castillo                 99.0439%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911


                      NATIONS NC INTER. MUNICIPAL BOND FUND



James B. Sommers                      Investor A  Donald H. Gabriel                      Investor C
237 Cherokee Road                      11.8812%   3216 Champaign Street                   5.4021%
Charlotte, NC  28207                              Charlotte, NC  28210-0000

W. Frank Dowd, Jr.                    Investor A  Roger W. Simmons and                   Investor C
PO Box 35430                            6.9978    Mary R. Simmons JTTEN                   5.3712%
Charlotte, NC  28235-5430                         150 River Holl Drive
                                                  Advance, NC  27006

NFSC FEBO #042072                     Investor A  Ethel L. Clowes                        Investor C
Ron F. Robine &                        6.2518%    3137 Burke Mill Court                   5.2877%
Cathy G. Robine                                   Winston Salem, NC  27103
18512 Square Sail Road
Cornelius, NC 28031

Barbara B. Coyner                     Investor C  NationsBank of Texas NA                Primary A
513 Lake Boone Trail                   20.4711%   Attn:  Adrian Castillo                  99.9448%
Raleigh, NC  27608-1027                           1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

J. Robert Stout &                     Investor C  Dorothy P. Stroud                      Investor A
Maggie S. Stout                        14.7853%   155 HWY 58 South                        36.0801%
TTEES FBO J. Robert Stout                         Kinston, NC  28504
Revocable
PO Box 35343
Greensboro, NC  27425

Anna B. Steele                        Investor C  David C. Lavoie Cust                   Investor A
2041 Georgia Avenue                    9.5558%    Douglas K. Lavoie Utma NC               22.1728%
Winston-Salem, NC  27104                          5410 McApline Farm Road
                                                  Charlotte, NC 28226

W. Joseph Selvia and                  Investor C  David C. Lavoie Cust                   Investor A
Jay P. Selvia JTTEN                    8.8047%    Rebecca T. Lavoie Utma NC               22.1728%
5730 Phillips Bridge Road                         5410 McApline Farm Road
Winston Salem, NC 27104-3323                      Charlotte, NC  28226

William F. Cox                        Investor C  Charles M. Gulledge                    Investor A
3225 Bermuda Village                    8.7975    4600 Belvoir Court                      8.9552%
Advance, NC  27006-9478                           Charlotte, NC  28270

                                      148

Thomas H. Blount and                  Investor C  Karen Elizabeth Ritchie                Investor A
Doris J. Blount JT TEN                 5.4146%    16029 Hollingbourne Road                7.1107%
207 W 11th Street                                 Huntersville, NC  28078
Washington, DC 27889


                      NATIONS TX INTER. MUNICIPAL BOND FUND



Edith M. Thalman Trust                Investor A  NationsBank of Texas NA                Primary A
U/A DTD 4/28/1998                      29.0638%   Attn:  Adrian Castillo                    100%
5710 E 106th Street                               1401 Elm Street 11th Floor
Tulsa, OK  74137-7038                             Dallas, TX  75202-2911

Orsinger Investments LTD              Investor A  James Robert Mallory and               Investor B
2206 Camelback Drive                   11.8379%   Faith K. Mallory JTTEN                  11.2838%
San Antonio, TX  78209-4262                       2400 Winton Terrace East
                                                  Ft Worth, TX  76109

Motco                                 Investor A  Montine T. Wisdom                      Investor B
PO Box 17001-trust                     10.5923%   6335 W. Northwest HWY #1318             11.043%
San Antonio, TX 78217                             Dallas, TX  75225-3533

Plains National Bank Ttee             Investor A  Oliver Roofing Systems                 Investor B
Giles W. Dalby Mineral Trust #2        7.6092%    PO Box 180191                           8.1776%
PO Box 271                                        Austin, TX  78778
Lubbock, TX  79408

First National Huntsville Co Ttee     Investor A  A. G. Martin and Nellie L. Martin      Investor B
L L Moore Family Key Trust             6.3954%    JTTEB                                   7.4552%
PO Box 659                                        2011 32nd Street
Huntsville, TX  77342-0659                        Lubbock, TX  79411

Orsinger Investments LTD              Investor C  Reggie D. Bradford &                   Investor A
2206 Camelback Drive                   98.8117    Sharon A. Bradford                      85.8037%
San Antonio, TX  78209-4262                       3306 Oak Hill Drive
                                                  Garland, TX  75043


                      NATIONS TN INTER. MUNICIPAL BOND FUND



Bob G. Long                           Investor A  Gustave J. Crispyn Trustee             Investor B
PO Box 2666                            16.6003%   Joseph A. Crispyn Trust                 8.3627%
Hermitage, TN  37076                              Dated 07-21-97
                                                  2382 Cat Tail Pond Road
                                                  Johns Island, SC 29455-6101

Marshall T. Polk, III                 Investor A  Mildred M. Crispyn TTEE                Investor B
PO Box 90148                           14.7803%   Timothy J. Crispyn Trust                7.3761%
Nashville, TN  37209-0148                         DTD 7-21-97
                                                  2382 Cat Tail Pond Road
                                                  Johns Island, SC  29455-6101

Joseph L. Dilorenzo                   Investor A  Ellen Aston Paull                      Investor B
310 Watercress Drive                   7.5563%    1407 N Weston Lane                      6.9073%
Franklin, TN  37064                               Austin, TX  78733

Ralph S. Graham Ttee                  Investor A  Joanne B. Stegall                      Investor B
Ralph S. Graham Rev Liv Trust          7.1813%    517 Cameo Terrace                       5.7712%
U/A DTD 08/14/1990                                Chesapeake, VA  23320
PO Box 235
Big Sandy, TN  38221

                                      149

James R. Kellam III                   Investor A  Donald W. Henderson                    Investor B
3605 Sycamore Lane                     6.9136%    2919 Ft Campbell Blvd                   5.0983%
Nashville, TN  37215-1937                         Hopkinsville, KY  42240

Stephens Inc.                         Investor C  Edward H. Waelterman & Mary L.         Investor B
Attn:  Cindy Cole                      99.597%    Ellersieck Cottees Edward H. &          5.0983%
111 Center Street                                 Cornelia Waelterman Tr U/A
Little Rock, AR  72201                            12/6/78
                                                  4 Count Fleet Circle
                                                  Florissant, MO  63033-2209

NationsBank of Texas NA               Primary A   Stephens Inc.                          Investor A
Attn:  Adrian Castillo                   100%     Attn:  Jim Clark                        34.1682%
1401 Elm Street 11th Floor                        Nationsbank NC1-002-33-31
Dallas, TX  75202-2911                            101 South Tryon Street
                                                  Charlotte, NC  28255

John O. Colton                        Investor B  Stephens Inc.                          Investor A
6211 Jocelyn Hollow Road               22.8875%   Attn:  Jim Clark                        26.9716%
Nashville, TN  37205-3213                         Nationsbank NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

Robert R. Hayes and                   Investor B  Stephens Inc.                          Investor A
Vira E. Hayes JTTEN                    14.0134%   Attn:  Jim Clark                        22.0725%
400 Bryants Lane                                  Nationsbank NC1-002-33-31
Woodbury, TN  37190-1641                          101 South Tryon Street
                                                  Charlotte, NC  28255

Win Communication Corp                Investor B  Stephens Inc.                          Investor A
Attn:  Bob Poole                       12.8097%   Attn:  Jim Clark                        16.7877%
6755 Jimmy Carter Blvd                            Nationsbank NC1-002-33-31
Norcross, GA  30071-1702                          101 South Tryon Street
                                                  Charlotte, NC  28255


                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND



NFSC FEBO #W52-000019                 Investor A  NationsBank of Texas NA                Primary A
Frank B. Comfort                       14.1138%   Attn:  Adrian Castillo                  99.8823%
4912 Cedar Drive                                  1401 Elm Street 11th Floor
West Des Moines, IA 50266                         Dallas, TX  75202-2911

Vatco                                 Investor A  Linda Sloan Mundy TTEE                 Investor A
C/O The Trust Company of Virginia                 Carl and Anne Mundy Memorial            44.7608%
6800 Paragon Place Suite 237                      Education Trust U/A DTD 07/16/97
Richmond, VA  23230                               R-1 Quarters MCB
                                                  Quantico, VA  22134

Enterprise Trust & Investments Co.    Investor A  George Gray                            Investor A
15425 Los Gatos Blvd #150              5.9688%    1708 Riverside Drive                    16.2499%
Los Gatos, CA  95032                              Holly Hill, FL  32117

Gerhard Kleinschmidt and              Investor C  Ronald W. Pietsch and                  Investor A
Gwendolyn Kleinschmidt JTWROS          32.9196%   Carole J. Pietsch JTTEN                 11.7314%
101 Oak Creek Trail                               16811 Brushy Fork Road
Aledo, TX  76008                                  Newar, OH  43056-0000

Eugene R. Allspach and                Investor C  Kevin Carl Connor and                  Investor A
Joann M. Allspach JTWROS               26.2854%   Cynthia J. Pietsh JTWROS                10.2094%
3760 Darcus Street                                127 Dolores Court
Houston, TX  77005-3704                           Holly Hill, FL  32117

                                      150

Charles W. Doolin                     Investor C  Robert L. Derrick and                  Investor A
3508 Harvard Avenue                    19.526%    Carolyn K. Derrick JTTEN                5.9621%
Dallas, TX  75205-0000                            712 Woodside Trails Unit 201
                                                  Ballwin, MO  63021

Neal S. Platzer and                   Investor C
Jack Crosby JTTEN                      14.2207%
Special Account
1410 Lost Ridge Circle
Seabrook, TX  77586-4514


                    NATIONS SHORT TERM MUNICIPAL INCOME FUND



Robert E. Esrey Trust                 Investor A  NFSC FEBO #w52-000019                  Investor A
Robert E. Esrey Ttee U/A 11-30-94      18.8335%   Frank B. Comfort                        5.1411%
C/O Cohen Esrey Estate Co.                        4912 Cedar Drive
4435 Main Street STE 100                          West Des Moines, IA  50266
Kansas City, MO  64111-1856

Julius W. Erving                      Investor A  Donald E. Steen &                      Investor C
Two Magic Place                        7.5409%    Trudy K. Steen JTWROS                   56.0964%
Maitland, FL  32810                               5715 Thames Court
                                                  Dallas, TX  75252

Edd Price Jr. and Lynn Price Jtten    Investor A  Christopher H. Williams                Investor C
5600 Oakbrook Pkwy Suite 120           7.2854%    9531 Gadwell Terrace                    27.9218%
Norcross, GA  30093                               Cherterfield, VA  23838-5289

Thurman D. Kitchin                    Investor A  Eugene R. Allspach and                 Investor C
PO Box 1479                            7.0996%    Joann M. Allspach JTWROS                12.3916%
Winter Park, FL  32790                            3760 Darcus Street
                                                  Houston, TX  77005-3704

Henry F. Figon Trusthenry             Investor A  NationsBank of Texas NA                Primary A
Frigon Tteedtd 03/23/98                5.8324%    Attn:  Adrian Castillo                  99.7998%
Attn:  Susan Riley                                1401 Elm Street 11th Floor
PO Box 18                                         Dallas, TX  75202-2911
Maysville, MO  64469


                         NATIONS VA MUNICIPAL BOND FUND



NationsBanc Montgomery Secs           Investor A  Stephens Inc.                          Investor C
737-00016-17                           54.6716%   Attn:  Cindy Cole                       99.6455%
Attn:  Mutual Funds - 4th Floor                   111 Center Street
600 Mongomery Street                              Little Rock, AR  72201
San Francisco, CA  94111

Rodney M. Carlson and                 Investor A  NationsBank of Texas NA                Primary A
Joyce L. Carlson Jtten                 8.3604%    Attn:  Adrian Castillo                    100%
3608 South Creek Court                            1401 Elm Street 11th Floor
Chesapeake, VA  23325                             Dallas, TX  75202-2911

Rebecca C. Bell                       Investor A  Roy R. Martine &                       Investor A
1092 Oaklawn Drive                     7.1435%    Kathleen H. Martine JTWROS              95.1388%
Culpeper, VA  22701                               4009 Tottenham Court
                                                  Richmond, VA  23233-1771

                                      151

Jessie E. Spells                      Investor A
14927 Boydell Drive                    6.2441%
Centreville, VA  22020-1534


                         NATIONS MD MUNICIPAL BOND FUND



Carol C. House &                      Investor A  NFSC FEBO #W38-001570                  Investor B
Frank W. House Jtwros                  49.6874%   William R. Gee                          5.2654%
4210 Leeward Place                                Anne Duer Gee
Bethesda, MD  20816                               15 Spyglass
                                                  Timonium, MD  21093

Charles E. Chlan                      Investor A  Betty J. Hallmark TTEE                 Investor B
Sole Proprietorship                    12.686%    Betty J. Hallmark Rev Intervivos        5.1504%
7200 Bel Air Road                                 Trust DTD 7-1-86
Baltimore, MD  21206                              614 Old Country Road
                                                  Severna Park, MD  21146-4702

Raymond A. Turetsky and               Investor A  Walter F. Engelhaupt &                 Investor A
Bess H. Turetsky Jtten                 12.4283%   Vivian K. Engelhaupt &                  69.7163%
11220 Woodson Avenue                              Stephen Engelhaupt JTTEN
Kensington, MD  20895-1427                        3514 Hiss Avenue
                                                  Baltimore, MD  21234

Dona L. Lechliter and                 Investor A  Stephens Inc.                          Investor A
Stephen C. Lechliter Jtten             6.6983%    Attn:  Jim Clark                        9.9653%
4002 Saul Road                                    Nationsbank NC1-002-33-31
Kensington, MD  20895                             101 South Tryon Street
                                                  Charlotte, NC  28255

Richard E. Ireland and                Investor A  Stephens Inc.                          Investor A
Mary E. Ireland Jtten                  5.8161%    Attn:  Jim Clark                         8.328%
1423 Grouse Court                                 Nationsbank NC1-002-33-31
Frederick, MD  21702                              101 South Tryon Street
                                                  Charlotte, NC  28255

Stephens Inc.                         Investor C  Stephens Inc.                          Investor A
Attn:  Cindy Cole                      99.4909%   Attn:  Jim Clark                        7.3087%
111 Center Street                                 Nationsbank NC1-002-33-31
Little Rock, AR  72201                            101 South Tryon Street
                                                  Charlotte, NC  28255

NationsBank of Texas NA               Primary A
Attn:  Adrian Castillo                 98.4282%
1401 Elm Street 11th Floor
Dallas, TX  75202-2911


                         NATIONS NC MUNICIPAL BOND FUND



NFSC FEBO #X68-102709                 Investor A  David C. Lavoie Cust                   Investor A
Edward John Moshy &                    61.5601%   Douglas K. Lavoie Utma NC               22.3728%
Virginia Moshy                                    5410 McApline Farm Road
221 Tennwood Court                                Charlotte, NC  28226
Durham, NC  27712

Stephens Inc.                         Investor C  David C. Lavoie Cust                   Investor A
Attn:  Cindy Cole                      99.6411%   Douglas K. Lavoie Utma NC               22.3728%
111 Center Street                                 5410 McApline Farm Road
Little Rock, AR  72201                            Charlotte, NC  28226

                                      152

NationsBank of Texas NA               Primary A   Charles M. Gulledge                    Investor A
Attn:  Adrian Castillo                 95.6537%   4600 Belvoir Court                       8.434%
1401 Elm Street 11th Floor                        Charlotte, NC 28270
Dallas, TX  75202-2911

Dorothy P. Stroud                     Investor A  Karen Elizabeth Ritchie                Investor A
155 HWY 58 South                       36.4054%   16029 Hollingbourne Road                7.1749%
Kinston, NC  28504                                Huntersville, NC  28078


                         NATIONS SC MUNICIPAL BOND FUND



Donna R. Cart                         Investor A  Stephens Inc.                          Investor C
1140 Partridge Road                    48.5334%   Attn:  Cindy Cole                       6.7846%
Spartanburg, SC  29302-3328                       111 Center Street
                                                  Little Rock, AR  72201

Cuppia Investments LP                 Investor A  NationsBank of Texas NA                Primary A
PO Drawer 22449                        30.8709%   Attn:  Adrian Castillo                    100%
Hilton Head Island, SC 29925-2386                 1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

Charles J. Engelbach and              Investor A  C. Clarke Moore and                    Investor A
Mary A. Engelbach Jtten                5.1599%    Michael K. Neil TTEES                   98.2111%
PO Box 1006                                       C W F Spencer Jr Residual Trust
N Myrtle Beach, SC  29598                         U/A DTD 03/23/67
                                                  PO Box 230
                                                  Rock Hill, SC  29731

Olga Weinstein                        Investor C
PO Box 31455                           93.1902%
Charleston, SC  29417-1455


                         NATIONS FL MUNICIPAL BOND FUND



National Financial SVS Corp           Investor A  Selma Lifsher Trustee                  Investor A
For the Exclusive Benefit of Our       68.4849%   Selma Lifsher Trust Dated 3-2-89        25.708%
Customers                                         19355 Turnberry Way Apt PHA
Church Street Station                             Aventura, FL  33180
PO Box 3908
New York, NY  10008-3908

Stephens Inc.                         Investor C  Robert N. Parsell Jr. and              Investor A
Attn:  Cindy Cole                      99.6414%   Inez G. Parsell JTWROS                  14.2505%
111 Center Street                                 207 East 25th Street
Little Rock, AR  72201                            Sanford, FL  32779-0000

NationsBank of Texas NA               Primary A   Ben M. Turk and Linda A. Turk          Investor A
Attn:  Adrian Castillo                 42.7262%   JTWROS                                  6.3487%
1401 Elm Street 11th Floor                        210 Crown Pointe Circle #100
Dallas, TX  75202-2911                            Longwood, FL  32779-0000

Barnett Banks Trust Company NA        Primary A   Jerry Jacobs and Candice Jacobs        Investor A
FBO Gene J. Dodson                     5.1532%    JTWROS                                  6.0144%
U/A 9/21/94                                       306 Brantley Harbor Drive
Attn:  Income Collections                         Longwood, FL  32779-0000
PO Box 40200
Jacksonville, FL  32203-0200

                                      153

Sarah A. Barlow TTEE                  Investor A
Sarah A. Barlow Trust                  31.2415%
U/A DTD 07/19/1990
8400 Vamo Road Apt 664
Sarasota, FL  34231


                         NATIONS GA MUNICIPAL BOND FUND



Hunter R. Hughes III                  Investor A  Stephens Inc.                          Investor C
C/O Rogers and Hardin                  64.843%    Attn:  Cindy Cole                       99.6414%
2700 Cain International Tower                     111 Center Street
Atlanta, GA  30327                                Little Rock, AR  72201

Lucy M. Barrett                       Investor A  NationsBank of Texas NA                Primary A
4 Halfmoon Court                       7.7627%    Attn:  Adrian Castillo                  99.969%
Savannah, GA  31411-2218                          1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

William P. Handley and                Investor A  Jan R. H. Moggre                       Investor A
Susan K. Handley Jtten                 6.2827%    9850 Terrace Lake Pointe                51.3877%
6098 Lively Road                                  Roswell, GA  30076
Cumming, GA  30040

Robert A. Solheim &                   Investor A  James F. Sowinski                      Investor A
Dianne O. Solheim Jtten                6.2203%    C/O Serologicals Inc.                   31.6918%
44271 Loch Highland Parkway                       780 Park North Blvd #110
Roswell, GA  30025                                Clarkson, GA  30021-0000

Jerry D. Clements and                 Investor A  Harold J. Tenoso                       Investor A
Elsie A. Clements Jtwros               5.4789%    C/O Serologicals Inc.                   14.8113%
1000 Applewood Drive Apt 184                      780 Park North Blvd #110
Roswell, GA  30076-0000                           Clarkson, GA  30021-0000


                         NATIONS TN MUNICIPAL BOND FUND



Jerry L. Benefield &                  Investor A  Miriam R. Hildebrand                  Investor B
Evelyn S. Benefield Jtwros             73.0913%   884 Edmondson Pike                     14.4325%
4036 Barfield Road                                Brentwood, TN  37027
Murfreesboro, TN  37129-4506

Allene Ellis & Joyce Rose Jtten       Investor A  Stephens Inc.                         Investor A
2544 Bearwallow Road                   10.6939%   Attn:  Jim Clark                       33.0733%
Ashland City, TN  37015-4506                      Nationsbank NC1-002-33-31
                                                  101 South Tryon Street
                                                  Charlotte, NC  28255

Frank W. Condurelis and               Investor C  Stephens Inc.                         Investor A
Jane Condurelis JTTEN                  93.4203%   Attn:  Jim Clark                       27.4693%
806 Brentview Drive                               Nationsbank NC1-002-33-31
Bashville, TN  37220                              101 South Tryon Street
                                                  Charlotte, NC  28255

Stephens Inc.                         Investor C  Stephens Inc.                         Investor A
Attn:  Cindy Cole                      6.5556%    Attn:  Jim Clark                       24.0709%
111 Center Street                                 Nationsbank NC1-002-33-31
Little Rock, AR  72201                            101 South Tryon Street
                                                  Charlotte, NC  28255

                                      154

NationsBank of Texas NA               Primary A   Stephens Inc.                         Investor A
Attn:  Adrian Castillo                 99.9446%   Attn:  Jim Clark                       15.3865%
1401 Elm Street 11th Floor                        Nationsbank NC1-002-33-31
Dallas, TX  75202-2911                            101 South Tryon Street
                                                  Charlotte, NC  28255


                         NATIONS TX MUNICIPAL BOND FUND



Edith M. Thalman Trust                Investor A  Jay L. Willmann and                   Investor C
U/A DTD 4/28/1998                      56.5539%   Catherine B. Willmann JTTEN            99.5566%
5720 E 106th Street                               2918 Kassarine Pass
Tulsa, OK  74137-7038                             Austin, TX  78704-4655

Motco                                 Investor A  NationsBank of Texas NA                Primary A
PO Box 176001-Trust                    23.9904%   Attn:  Adrian Castillo                 99.9677%
San Antonio, TX  78204                            1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

Liberto Investments LTD               Investor A  Reggie D. Bradford &                  Investor A
621 S Flores                           6.2242%    Sharon A. Bradford                     86.8451%
San Antonio, TX  78204                            3306 Oak Hill Drive
                                                  Garland, TX  75043


                         NATIONS DISCIPLINED EQUITY FUND



MAC & Co A/C MSTF 1002012             Investor A  BBTC NA                                Primary A
Mutual Fund Operations                 9.7183%    TR Barnett Employee SVGS & Thrift      13.3628%
PO Box 3198                                       PL U/A/D 12/31/84
Pittsburgh, PA  15230-3198                        Attn:  Income Collections
                                                  PO Box 40200
                                                  Jacksonville, FL  32203-0200

Dan Denkarik TTEE For the             Investor C  Stephens Inc.                          Primary B
Lakeland Battery Profit Sharing        14.3644%   Attn:  Cindy Cole                        100%
Plan DTD 7-1-24                                   111 Center Street
41840 S. Combee Road                              Little Rock, AR  72201
Lakeland, FL  33801

Summerville Pediatrics PA             Investor C  BNY Cust                              Investor A
Money Purchase Pension Plan            12.8936%   Rollover IRA FBO                       15.7058%
312 Midland Parkway                               William D. Patterson
Summerville, SC  29485-8114                       1742 Hilltop
                                                  Kingwood, TX  77339

James B. Ford and                     Investor C  BNY Cust Rollover IRA FBO             Investor A
Joanne W. Ford JTTEN                   7.4648%    James L. Payne                          6.1434%
25 Century Blvd Suite 605                         Box 434
Nashville, TN  37214                              Hemphill, TX  75948

Richard A. Royds TTEE                 Investor C  J. David Dalton TTEE Lowcountry       Investor A
Miller Family Trust                    5.3554%    Orthopaedics Associates P/S/P           5.9683%
2900 South Tower Pennzoil Place                   Dated 08-05-87
Houston, TX  77002                                9300 Medical Plaza Drive
                                                  Charleston, SC  29405

NationsBank of Texas NA               Primary A   Anne Valcourt GDN FBO Danyel          Investor A
Attn:  Adrian Castillo                 47.0631%   Chaniequa Solange Valcourt              5.3461%
1401 Elm Street 11th Floor                        C/O H R Chaplin
Dallas, TX  75202-2911                            9930 W. Broadview Drive
                                                  Bay Harbor Island, FL  33154

                                      155

BBTC NA                               Primary A
Retirmt PL & TR Of BBI &               18.462%
Affiliates
U/A/D 9/19/79
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200


                            NATIONS EQUITY INDEX FUND



Barnett Bank Administrator            Investor A  NationsBank of Texas NA                Primary A
Carnival Corp Retirement Plan          35.5834%   Attn:  Adrian Castillo                 70.0126%
Attn:  Lowell Zemnick                             1401 Elm Street 11th Floor
3655 NW 87 Avenue                                 Dallas, TX  75202-2911
Miami, FL  33178-2418

W. S. Avant Jr.                       Investor A  NationsBank of Texas TTEE              Primary A
7711 Louis Pasteur #810                7.7136%    NB 401K Plan                           22.8665%
San Antonio, TX  78229-0000                       U/A DTD 01/01/1983
                                                  PO Box 2518
                                                  Houston, TX  77252-2518

Katherine Marie Ashby and             Investor A  Carn & Co #02174401                    Primary B
James Lincoln Ashby Jtwros              6.004%    Hobbs Group LLC 401K Plan              99.9862%
4016 Murphy Road                                  Attn:  Mutual Funds Star
Nashville, TN  37209-4911                         PO Box 96211
                                                  Washington, DC  20090-6211

National Investor Services Corp       Investor A  Stephen Inc For the Exclusive         Investor A
For the Exclusive Benefit of Our       5.8276%    Benefit of Our Customers                 100%
Customers                                         111 Center Street
55 Water Street 32nd Floor                        Little Rock, AR  72201
New York, NY  10041-3299


                           NATIONS MANAGED INDEX FUND



Charles Schwab & Co. Inc.             Investor A  Roy R. Martine &                      Investor A
Special Custody Account                13.699%    Kathleen H. Martine JWROS              29.0351%
For Benefit of Customers                          4009 Tottenham Court
Attn:  Mutual Funds                               Richmond, VA  23233-1771
101 Montgomery Street
San Francisco, CA  94104

C.A. Porterfield &                    Investor C  Sarah A. Barlow TTEE                  Investor A
Rosalee Moxley &                       16.3994%   Sarah A. Barlow Trust                   9.7142%
Frank Minton TTEES FBO                            U/A DTD 07/19/1990
Starmount Company Employees                       8400 Vamo Road, Apt 664
Tax Deferred Savings Plan                         Sarasota, FL  34231
PO Box 10349
Greensboro, NC  27404-0349

Rosemary H. Pettigrew and             Investor C  Selma Lifsher Trustee                 Investor A
June H. Tilghman Co-TTEES FBO          13.0125%   Selma Lifsher Trust Dated 3-2-89        7.9936%
G Lester Hash Trust U/A/D 9-14-78                 19355 Turnberry Way Apt PHA
250 Orlando Avenue                                Aventura, FL  33180
Indialantic, FL  32903-3421

                                      156

C.A. Porterfield &                    Investor C  Jan R. H. Moggre                      Investor A
Rosalee Moxley &                       11.1219%   9850 Terrace Lake Pointe                7.9295%
Frank Minton TTEES FBO                            Roswell, GA  30076
Starmount Company Employees
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

NationsBank of Texas NA               Primary A   C. Clarke Moore and                   Investor A
Attn:  Adrian Castillo                 73.7455%   Michael K. Neil TTEES                   6.6035%
1401 Elm Street 11th Floor                        C W F Spencer Jr Residual Trust
Dallas, TX  75202-2911                            U/A DTD 03/23/67
                                                  PO Box 230
                                                  Rock Hill, SC  29731

Barnett Bank NA Succ TTEE             Primary A   James F. Sowinski                     Investor A
Barnett Pension-Laerge Cap Equity      21.1512%   C/O Serologicals Inc.                   6.0242%
U/A DTD 9/19/79                                   780 Park North Blvd #110
Attn: Mut Fd Dept M/C 572-1270                    Clarkson, GA  30021-0000
PO Box 40200
Jacksonville, FL  32203-0200

Pamela S. Keene and                   Primary B
William Steven Keene JTWROS            99.4547%
2016 Englewood Drive
Apex, NC  275002


                         NATIONS MANAGED SMALL CAP INDEX



Charles Schwab & Co Inc.              Investor A  Barnett Bank NA Succ TTEE              Primary A
Special Custody Account                44.9497%   Barnett Pension-Laerge Cap Equity      13.0881%
For Benefit of Customers                          U/A DTD 9/19/79
Attn:  Mutual Funds                               Attn: Mut Fd Dept M/C 572-1270
101 Montgomery Street                             PO Box 40200
San Francisco, CA  94104                          Jacksonville, FL  32203-0200

Dade Community Foundation Inc.        Investor C  Barnett Bank NA TTEE -                 Primary A
200 South Biscayne Blvd Ste 2780       21.8886%   Barnett Employees Savings &             6.0699%
Miami, FL  33131-2343                             Thrift Plan U/A DTD 12/31/1984 -
                                                  LFG BLD GR FD
                                                  Attn: Mut FD Dept M/C F19-100-03-
                                                  01
                                                  PO Box 40200
                                                  Jacksonville, FL  32203-0200

C.A. Porterfield &                    Investor C  NationsBank of Texas NA                Primary B
Rosalee Moxley &                       11.587%    Attn: Adrian Castillo                  99.9928%
Frank Minton TTEES FBO                            1401 Elm Street 11th Floor
Starmount Company Employees                       Dallas, TX  75202-2911
Capital Accumulation Plan
PO Box 10349
Greensboro, NC  27404-0349

C.A. Porterfield &                    Investor C  Roy R. Martine &                      Investor A
Rosalee Moxley &                       11.1106%   Kathleen H. Martine JWROS               8.8718%
Frank Minton TTEES FBO                            4009 Tottenham Court
Starmount Company Employees                       Richmond, VA  23233-1771
Tax Deferred Savings Plan
PO Box 10349
Greensboro, NC  27404-0349

                                      157

Dean Witter Reynolds Cust For         Investor C  BNY Cust                              Investor A
Timothy H. Maguire                     5.7479%    Rollover IRA FBO                        8.3487%
IRA Rollover                                      William D. Patterson
3825 Riverhollow Court                            1742 Hilltop
Oviedo, FL  32765-9206                            Kingwood, TX  77339

NationsBank of Texas NA               Primary A   J. David Dalton TTEE Lowcountry       Investor A
Attn:  Adrian Castillo                 68.8926%   Orthopaedics Associates P/S/P           5.0388%
1401 Elm Street 11th Floor                        Dated 08-05-87
Dallas, TX  75202-2911                            9300 Medical Plaza Drive
                                                  Charleston, SC  29405


                          NATIONS EMERGING MARKETS FUND



Charles Schwab & Co Inc.              Investor A  Munawar H. Hidayatallah               Investor C
Special Custody Account                12.0748%   1000 Louisiana Ste 5900                 13.709%
For Benefit of Customers                          Houston, TX  77002-5014
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Robert Kadlec                         Investor A  Summerville Pediatrics PA             Investor C
380 Rector Place Apt 4H                5.3546%    Money Purchase Pension Plan             7.9296%
New York, NY  10280                               312 Midland Parkway
                                                  Summerville, SC  29485-8114

BNY Cust IRA Rollover FBO             Investor A  NationsBank of Texas NA                Primary A
Steven W. Duff                         5.3356%    Attn:  Adrian Castillo                 99.9108%
1965 Broadway                                     1401 Elm Street 11th Floor
New York, NY  10023                               Dallas, TX  75202-2911

Marcus J. Dash                        Investor C  Obie & Co                              Primary B
4900 Northside Drive                   37.6123%   FBO Barron Orendaine P/S               99.9718%
Atlanta, GA  30327                                #02096 2689500
                                                  Attn:  Mutual Fund Unit (16 HCB
                                                  09)
                                                  PO Box 200547
                                                  Houston, TX  77216-0547

Hi-Tech Communications Inc.           Investor C
401(k) Plan                            26.7968%
PO Box 1569
League City, TX  77574-1569


                           NATIONS PACIFIC GROWTH FUND



Ron Underwood &                       Investor A  Dean Witter Reynolds Cust For         Investor C
David Brown Ttees                      12.7107%   Jean M. De Ru                           8.953%
Dallas Heart Group                                IRA Standard DTD 06/14/93
401K Plan                                         2664 Sharondale Drive
11520 N Central Expwy #105                        Atlanta, GA  30305-3858
Dallas, TX  75243

Walter J. Nott                        Investor A  William D. Ratliff III                Investor C
8320 Fulham Court                      9.8516%    201 Main Street Suite 2200              8.917%
Richmond, VA  23227                               Ft. Worth, TX  76102-0000

                                      158

Helen Goh &                           Investor A  NationsBank of Texas NA                Primary A
Jeffery M. Kadet Jtwros                5.6289%    Attn:  Adrian Castillo                 97.8217%
Himonya Garden #9                                 1401 Elm Street 11th Floor
4-14-18 Himonya                                   Dallas, TX  75202-2911
Merguro-Ku Tokyo 152 Japan

Deeb Oweis and                        Investor C  Obie & Co                              Primary B
Mohammad Oweis TTEES FBO               49.6072%   FBO Barron Orendaine P/S               99.9732%
Amtec International Inc.                          #02096 2689500
Profit Sharing Plan                               Attn:  Mutual Fund Unit (16 HCB
1200 Woodruff Road A-2                            09)
Greenville, SC  29607                             PO Box 200547
                                                  Houston, TX  77216-0547

Stephens Inc for the Exclusive        Investor C
Benefit of Our Customers               14.7102%
111 Center Street
Little Rock, AR  72201


                      NATIONS GLOBAL GOVERNMENT INCOME FUND



NationsBank Corporation               Investor A  Stephens Inc.                          Primary B
NC1-007-23-01                          99.7095%   Attn:  Cindy Cole                        100%
100 North Tryon Street                            111 Center Street
Charlotte, NC  28255                              Little Rock, AR  72201

Dean Witter Reynolds Cust For         Investor C  Dixie Restaurant Equipment Co Inc.    Investor B
Linda G. Walker                        83.8062%   2734 Spring Garden Road                 80.4721
IRA Rollover Dated 06/14/93                       Winston Salem, NC  27106-5714
7 Sally Street
Spartanburg, SC  29301-2403

Stephens Inc for the Exclusive        Investor C  Dean Witter Reynolds Cust For         Investor B
Benefit of Our Customers               15.9767%   Sandra D. Riggs                         7.8018%
111 Center Street                                 IRA Standard Dated 08/08/94
Little Rock, AR  72201                            1608 Summerwood Trail
                                                  Hixson, TN  37343

NationsBank of Texas NA               Primary A   Stephens Inc. for the Exclusive       Investor B
Attn:  Adrian Castillo                 99.3291%   Benefit of our Customers                6.8472%
1401 Elm Street 11th Floor                        111 Center Street
Dallas, TX  75202-2911                            Little Rock, AR  72201


                        NATIONS INTERNATIONAL GROWTH FUND



Kleinwort Benson Invest MGT LTD       Investor A  Stephens Inc.                          Primary B
Client Account                         7.1719%    Attn:  Cindy Cole                        100%
Attn:  Andy Poile                                 111 Center Street
PO Box 191 20 Fenchurch                           Little Rock, AR  72201
London England EC3P 3DB

BNY Cust IRA FBO                      Investor C  William E. Prettyman Jr.              Investor B
Richard E. Snowbarger                  15.2863%   5393 Royal Mile Blvd                   47.5473%
Box 3884                                          Salisbury, MD  21801
Telluride, CO  81435

Philworld Inc.                        Investor C  Rafael G. Herrera and                 Investor B
DBA Waldo Pizza                        6.1125%    Patricia A. Herrera and                 7.3056%
Attn:  Phil Bourne                                Enrique M. Acevedo JTTEN
7433 Broadway Street                              7880 San Felipe #130
Kansas City, MO  64114-1529                       Houston, TX  77063-1626



                                      159

NationsBank of Texas NA               Primary A   Dean Witter Reynolds Cust for         Investor B
Attn:  Adrian Castillo                 88.6645%   Susan Iley                              5.8012%
1401 Elm Street 11th Floor                        IRA STD/Rollover DTD 08/16/94
Dallas, TX  75202-2911                            4656 East Grey Fox Circle
                                                  Gum Spring, VA  23065

Northern Trust Co TTEE                Primary A
FBO Burlington Resources               6.3607%
A/C #22-46370
PO Box 92956
Chicago, IL  60675-2956


                        NATIONS U.S. GOVERNMENT BOND FUND



ISTCO                                 Investor A  Humphrey Farrington & McClain         Investor C
A Partnership                          24.4174%   Money Purchase Pension Pla-Seg         18.7394%
PO Box 523                                        FBO Norman Humphrey
Belleville, IL  62222                             PO Box 900
                                                  Independence, MO  64501-0900

Gable & Gotwals Inc Pension Plan      Investor A  Carla J. Worley                       Investor C
Segregated FBO Adwan                    6.169%    CNSV William Cody Worley               14.8844%
Bank of Oklahoma NA TTEE                          HC 62 Box 116
Attn:  Trust Securities                           Salem, MO  65560-8705
PO Box 2180
Tulsa, OK  74101-2180

NationsBank of Texas NA               Primary A   Ruth Lee Parr                         Investor C
Attn:  Adrian Castillo                 99.8413    PO Box 102                             14.7541%
1401 Elm Street 11th Floor                        Warsaw, IL  62379-0102
Dallas, TX  75202-2911

Stephens Inc.                         Primary B   Dean Witter Reynolds Cust For         Investor C
Attn:  Cindy Cole                        100%     Mildred Deluca                          9.0264%
111 Center Street                                 PO Box 250 Church Street Station
Little Rock, AR  72201                            New York, NY  10008-0250

Mary Louise Anderson                  Investor B  BNY Cust IRA FBO                      Investor C
1412 Baldwin Mill Road                 21.9222%   Richard E. Snowbarger                   5.1261%
Jarrettsville, MD  21084-1904                     Box 3884
                                                  Telluride, CO  81435


Anna M. Zumas                         Investor B
8706 Roper Road                         9.814%
Baltimore, MD  21234

                        NATIONS SMALL COMPANY GROWTH FUND



Wendel & Co                           Investor A  NationsBank of Texas NA                Primary A
C/O BNY MTL FD REORG DPT               12.533%    Attn:  Adrian Castillo                 70.7435%
PO Box 1066                                       1401 Elm Street 11th Floor
New York, NY  10268-1066                          Dallas, TX  75202-2911

Majorie McCarthy Robins TTEE of       Investor C  BBTC NA                                Primary A
the Majorie McCarthy Robins Rev        8.6217%    Retirmt PL & TR Of BBI &               12.4858%
Liv Trust U/A DTD 5-30-1903                       Affiliates
45 Loren Woods                                    U/A/D 9/19/79
Saint Louis, MO  63124-1903                       Attn:  Income Collections
                                                  PO Box 40200
                                                  Jacksonville, FL  32203-0200

                                      160

Dale H. Wiewel                        Investor C  Stephens Inc.                          Primary B
RR 1                                   7.4453%    Attn:  Cindy Cole                        100%
Rowler, IL  62338-9801                            111 Center Street
                                                  Little Rock, AR  72201

Dean Witter For the Benefit of        Investor C
Members of Springdale Policemens       7.0765%
Pension and Relief Fund
Church St Station - PO Box 250
New York, NY  10277-1763


                        NATIONS MANAGED VALUE INDEX FUND



Charles Schwab & Co. Inc.             Investor A  Charles Schwab & Co. Inc.              Primary A
Special Custody Account                55.4389%   Special Custody Account                 44.031%
For Benefit of Customers                          For Benefit of Customers
Attn:  Mutual Funds                               Attn:  Mutual Funds
101 Montgomery Street                             101 Montgomery Street
San Francisco, CA  94104                          San Francisco, CA  94104

NFSC FEBO #179-499730                 Investor A  NationsBank of Texas NA                Primary A
John A. Fink                            5.894%    Attn:  Adrian Castillo                 14.4542%
831 Phaeton Way                                   1401 Elm Street 11th Floor
Auburn, IN  46706                                 Dallas, TX  75202-2911

Benjamin Bryson Turner                Investor C  Strafe & Co.                           Primary A
20920 Decora Drive                     72.5031%   FAO Melling Forging Co. UAW             7.8056%
Cornelius, NC  28031-6656                         Acct #2835621514
                                                  PO Box 160
                                                  Westerville, OH  43086-0160

Dean Witter Reynolds Inc. C/F         Investor C
Linda Crawford                         27.3218%
Rothe Converted IRA Dated:
06/19/98
2644 Horseshoe Bend Road
Marietta, GA  30064-4416


                    NATIONS MANAGED SMALLCAP VALUE INDEX FUND



Charles Schwab & Co. Inc.             Investor A  NationsBank of Texas NA                Primary A
Special Custody Account                87.5362%   Attn:  Adrian Castillo                 22.5416%
For Benefit of Customers                          1401 Elm Street 11th Floor
Attn:  Mutual Funds                               Dallas, TX  75202-2911
101 Montgomery Street
San Francisco, CA  94104

Christian G. Scheurer and             Investor C  Michael Larkin TR                      Primary A
Janice F. Scheurer JTWROS              68.1554%   UA 01-06-98                            12.7243%
621 E 32nd Terrace                                Courtland P. Larkin &
Hutchinson, KS  67502-2907                        Patricia R. Larkin
                                                  Irrev Family Trust
                                                  8665 Bay Colony Drive Apt 702
                                                  Naples, FL  341

Janet Beer Garrett TTEE               Investor C  Stephens, Inc.                         Primary B
Martin M. Beer Irrevocable             28.9492%   Attn:  Cindy Cole                        100%
Educational Trust D                               111 Center Street
U/A DTD 12/01/97                                  Little Rock, AR  72201
40 Deerhaven Lane
Asheville, NC  28803



                                      161

Charles Schwab & Co. Inc.             Primary A
Special Custody Account                53.4757%
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104


                      NATIONS MARSICO FOCUSED EQUITIES FUND



Charles Schwab & Co. Inc.             Investor A  Charles Schwab & Co. Inc.             Primary A
Special Custody Account                46.5521%   Special Custody Account                53.992%
For Benefit of Customers                          For Benefit of Customers
Attn:  Mutual Funds                               Attn:  Mutual Funds
101 Montgomery Street                             101 Montgomery Street
San Francisco, CA  94104                          San Francisco, CA  94104


Geneviene M. Galliford                Investor C  NationsBank of Texas NA               Primary A
2325 Shore Sands Court #301            33.7419%   Attn:  Adrian Castillo                 22.4672%
Virginia Beach, VA  23451-0000                    1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

Dean Witter For the Benefit of the    Investor C  Stephens Inc                          Primary A
Friedman Liv Trust                     13.9732%   Attn:  Cindy Cole                      9.4655%
PO Box 250 Church Street Station                  111 Center Street
New York, NY  10008-0250                          Little Rock, AR  72201

Harvey A. Cook and                    Investor C  FTC & Co.                             Primary A
Kathi W. Cook JTTEN                    11.1109%   Data Lynx House Acct 04/13/98          8.3874%
801 Ond Drive                                     PO Box 173736
West Columbia, SC  29170-2521                     Denver, CO  80217-3736

Gregg Freishtat                       Investor C
2078 Runfroe Lake Drive                9.2337%
Dunwoody, GA  30338


                      NATIONS MARSICO GROWTH & INCOME FUND



Charles Schwab & Co. Inc.             Investor A  Dean Witter For the Benefit of        Investor C
Special Custody Account                54.3349%   Berhard Von Ruecker                    5.0006%
For Benefit of Customers                          PO Box 250 Church Street Station
Attn:  Mutual Funds                               New York, NY  10008-0250
101 Montgomery Street
San Francisco, CA  94104


Edd Price Jr. and                     Investor A  Charles Schwab & Co. Inc.             Primary A
Lynn Price JTTEN                       6.4849%    Special Custody Account                65.6716%
5600 Oakbrook Pkwy, Suite 120                     For Benefit of Customers
Norcross, GA  30093                               Attn:  Mutual Funds
                                                  101 Montgomery Street
                                                  San Francisco, CA  94104


Dean Witter For the Benefit of        Investor C  Stephens Inc.                         Primary A
Ramson Inc.                            61.2996%   Attn:  Cindy Cole                      19.5815%
PO Box 250 Church Street Station                  111 Center Street
New York, NY  10008-0250                          Little Rock, AR  72201


                                      162

Wallace J. Davis and                  Investor C
Connie S. Davis JTTEN                  9.0757%
1418 E Sevier Avenue
Kingsport, TN  37664


                             NATIONS TAX EXEMPT FUND



Ronald Dozoretz                       Investor B  Joann Beall Reisinger TTEE            Investor C
240 Corporation Blvd                   6.9787%    Joann Beall Resinger Trust             16.0404%
Norfolk, VA  23502-0000                           DTD 08/15/93
                                                  1730 Peartree Lane
                                                  Crofton, MD  21114

Hare & Co, Bank of New York           Investor B  Rollie Ted Phillips                   Investor C
Attn:  Stif/Master Note                5.9024%    921 Cochran Court                        100%
One Wall Street 2nd Floor                         Hillsville, VA  24343-1448
New York, NY 27602

Michele D. Snyder                     Investor B  J. M. Tucker and                      Investor A
10001 Abbey Drive                      5.6365%    Juanita Tucker Ten                     98.4455%
Potomac, MD  20854-5431                           Com
                                                  109 Westpark Drive, Suite 400
                                                  Brentwood, TN  37027-5032

Alvin C. Copeland                     Investor B  Roy R. Martine &                      Investor A
1405 Airline HWY                       5.4257%    Kathleen H. Martine JTWROS             26.4987%
Metairie, LA  70001                               4009 Tottenham Court
                                                  Richmond, VA  23233-1771

NationsBank of Texas NA               Primary A   Sarah A. Barlow TTEE                  Investor A
Attn:  Adrian Castillo                 90.6369%   Sarah A. Barlow Trust                  8.8657%
1401 Elm Street 11th Floor                        U/A DTD 07/19/1990
Dallas, TX  75202-2911                            8400 Vamo Road Apt 664
                                                  Sarasota, FL  34231

Barnett Bank                          Primary A   James F. Sowinski                     Investor A
Attn:  Bill Lendzian                   5.9224%    C/O Serologicals                       7.4385%
PO Box 40200 FL9-100-03-09                        780 Park North Blvd #110
Jacksonville, FL  32203-0200                      Clarkston, GA  30021

NationsBank of Texas NA               Primary B   Selma Lifsher Trustee                 Investor A
Attn:  Adrian Castillo                 99.5194%   Selma Lifsher Trust Dated 3-2-89       7.2954%
1401 Elm Street 11th Floor                        19355 Turnberry Way Apt PHA
Dallas, TX  75202-2911                            Aventura, FL  33180

National Financial For the Exclusive    Daily     Jan R. H. Moggre                      Investor A
Benefit of Our Customers                Shares    9850 Terrace Lake Pointe               7.2369%
200 Liberty Street                     99.002%    Roswell, GA  30076
1 World Financial Center
Attn:  Mutual Funds 5th Floor
New York, NY  10281

J. Douglas Perry and                  Investor C  William L. Shaw                       Investor A
Patricia W. Perry JTTEN                13.8118%   12912 Shaw Place                       6.4818%
4600 Ocean Front Avenue                           Silver Spring, MD  20904-3465
Virginia Beach, VA  23451-2521

                                      163

Calvin H. Price and                   Investor C  C. Clark Moore and                    Investor A
Doroethy W. Price JTWROS               83.8315%   Michael K. Neil TTEES                  6.0266%
2900 Old Well Lane                                C W F Spenser Jr. Residual Trust
Gastonia, NC  28054-6626                          U/A DTD 03-23-67
                                                  PO Box 230
                                                  Rock Hill, SC  29731


                      NATIONS VA INTER. MUNICIPAL BOND FUND



Frances C. Jarrett                    Investor C  NationsBank of Texas NA               Primary A
4704 Ocean Front                       13.2144%   Attn:  Adrian Castillo                   100%
Virginia Beach, VA  23451                         1401 Elm Street 11th Floor
                                                  Dallas, TX  75202-2911

Ethel M. Crowe                        Investor C  Roy R. Martine &                      Investor A
120 Falcon Drive                       8.2842%    Kathleen H. Martine JTWROS             94.3104%
Charlottesville, VA  22901                        4009 Tottenham Court
                                                  Richmond, VA  23233-1771


                        NATIONS INTERNATIONAL VALUE FUND



BNY Cust IRA Rollover FBO             Investor C  NFSC FEBO #W23-000582                 Investor B
Arved E. White                         99.9393%   Elizabeth A. Ezenna                    14.8437%
14810 Forest Lodge Circle                         915 Peachwood Bend
Houston, TX  77070                                Houston, TX  77077

BBTC NA                               Primary A   Nicholas E. Lansing &                 Investor B
Retirmt PL & TR Of BBI &               42.7604    Carla S. Lansing JTTEN                 7.5732%
Affiliates                                        RR 1 Box 212
U/A/D 9/19/79                                     Ursa, IL  62376-9801
Attn:  Income Collections
PO Box 40200
Jacksonville, FL  32203-0200

NationsBank of Texas NA               Primary A   Mary Anna Montalbano                  Investor B
Attn:  Adrian Castillo                 9.7719%    Separate Property                      7.3955%
1401 Elm Street 11th Floor                        6043 Crab Orchard
Dallas, TX  75202-2911                            Houston, TX  77057

Stephens Inc.                         Primary B
Attn:  Cindy Cole                        100%
111 Center Street
Little Rock, AR  72201


                           NATIONS EQUITY INCOME FUND



NationsBank Of Texas NA               Primary A   BNY Cust Rollover IRA FBO             Investor A
Attn: Adrian Castillo                  96.9943%   Bernice Schneider                      85.3803%
1401 Elm St 11th Floor                            1623 NE 172 Street
Dallas, TX 75202-2911                             North Miami Beach, FL 33162-1430

Stephens Inc                          Primary B   Wilma F. Hamilton &                   Investor A
Attn: Cindy Cole                         100%     James H. Hamilton &                    13.3701
111 Center St                                     James H. Hamilton JTTEN
Little Rock, AR 72201                             PO Box 281
                                                  Pine Level, NC 27568

                                      164


                           NATIONS MANAGED VALUE FUND



Stephens Inc.                         Primary B
Attn:  Cindy Cole                        100%
111 Center Street
Little Rock, AR  72201


                      NATIONS GOVERNMENT MONEY MARKET FUND




Patricia Trout And Larry A. Trout     Investor C  Michael Johnson Custodian For         Investor C
JTTEN                                  61.0873%   April Johnson FL/UTMA                  38.9127%
9510 Redbird Lane                                 445 NE 94th Street
Alpharetta, GA 302040                             Miami, FL  331380


                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND



Joseph Carter and                     Investor B  Paragon Assets II                     Investor B
Diane Carter JTWROS                    20.3155%   4520 King Street #205                  5.3898%
3000 W 117th Street                               Alexandria, VA
22302-1302 Leawood, KS 66211-2923

NFSC FEBO #W15-000515                 Investor B  Walter V. Abbey Revocable Trust       Investor A
William L. Spadoni                     8.5262%    Walter V. Abbey Trustee DTD 8-22-        100%
Julia S. Spadoni                                  90
PO Box 1019                                       430 Royal Palm Way
Myrtle Beach, SC  29578                           Boca Raton, FL 33432

Irene K. Ritz                         Investor B  Joe P. Simon & Michaelette Sanders    Investor A
8211 Anita Road                        8.4903%    JTTEN                                  53.0122%
Baltimore, MD  21208-1939                         38861 Kilimanjaro Dr
                                                  Palm Desert,CA 92211-7076

Edward W. Karrels                     Investor B  Jerry W. Phillips                     Investor A
6 Abbeywood Court                      8.2625%    2901 Wilkinsville Rd                   46.9878%
Nashville, TN  37215                              Gaffney, SC 29340


     As of August 1998, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

SUITABILITY OF NATIONS TREASURY FUND
FOR INVESTMENT BY MUNICIPAL INVESTORS

     The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or
Article XVI, Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to NFT with respect to the Treasury Fund has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in NFT are met, the Entity may invest in the Treasury Fund of NFT when duly authorized by its governing body.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

     The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

      BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

      AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

      BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

     The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - Indicates satisfactory capacity to pay principal and interest.

     The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     For commercial paper, D&P uses the short-term debt ratings described above.

     For commercial paper, Fitch uses the short-term debt ratings described above.

     Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

     BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

      AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

      AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

     The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

      TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW- 1".

      TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

     The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

      A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

   The following summarizes the two highest short-term debt ratings used by
IBCA:

      A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

      A1 - Obligations supported by the highest capacity for timely repayment.

      A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES

     As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.   Interest Rate Futures Contracts.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

     Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5- point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.

     A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
                Hedge Objective: Protect Against Increasing Price

       Portfolio                        Futures

                                   -Day Hedge is Placed

Anticipate Buying $62,500               Buying 1 Index Futures at 125
  Equity Portfolio                      Value of Futures = $62,500/
                                        Contract

                                   -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 130
  Actual Cost = $65,000                 Value of Futures = $65,000/
  Increase in Purchase                       Contract
Price = $2,500                          Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
               Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

       Portfolio                        Futures

                                   -Day Hedge is Placed

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
  Equity Portfolio                      Value of Futures = $1,000,000

                                   -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 120
  Stock with Value = $960,000           Value of Futures = $960,000
  Loss in Portfolio                     Gain on Futures = $40,000
   Value = $40 000

   IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

       Portfolio                        Futures

                                   -Day Hedge is Placed

Anticipate Buying $62,500               Buying 1 Index Futures at 125
  Equity Portfolio                      Value of Futures = $62,500/
                                        Contract

                                   -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 120
  Actual Cost = $60,000                 Value of Futures = $60,000/Contract
  Decrease in Purchase                  Loss on Futures = $2,500
    Price = $2,500                        Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

       Portfolio                        Futures

                                   -Day Hedge is Placed

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
  Equity Portfolio                      Value of Futures = $1,000,000

                                   -Day Hedge is Lifted-

Equity Portfolio-Own Buy 16 Index Futures at 130 Stock with Value = $1,040,000
  Value of Futures = $1,040,000 Gain in Portfolio = $40,000 Loss of Futures = $40,000
   Value = $40 000

III. Margin Payments

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

     The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

   ACCOUNTING TREATMENT.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

     The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

     Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.


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